UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Jay S. Fitton

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(513)-629-8104

Registrant’s telephone number, including area code

Date of fiscal year end: August 31, 2020

Date of reporting period: August 31, 2020

Item 1. Reports to Stockholders.

PMC Funds

PMC Core Fixed Income Fund

Advisor Class Shares: (PMFIX)

Institutional Class Shares: (PMFQX)

PMC Diversified Equity Fund

Advisor Class Shares: (PMDEX)

Institutional Class Shares: (PMDQX)

Annual Report

August 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary or, if you are a direct investor, by calling the Funds at 1-866-762-7338.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Funds, you can call the Funds at 1-866-762-7338. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all PMC Funds you hold.

PMC Funds

Letter to Shareholders

To our Shareholders:

We are pleased to present you with the Annual Report for the PMC Funds mutual fund family. This report covers both the fiscal quarter and one-year period ended August 31, 2020.

The table below presents the standardized performance of the PMC Funds relative to their respective benchmarks. The past twelve months has been defined by a series of significant events impacting the economy, the markets and society in general. Of course, the onset of the COVID-19 pandemic in the U.S. earlier in 2020 had intense and widespread repercussions. The initial fear of the virus and uncertainty as to its health implications caused many state and local governments to impose some variation of a shelter-in-place lockdown. These protective measures brought to a screeching halt a U.S. economy that was humming along, and had shown signs of accelerating even further. Just prior to the the lockdown the unemployment rate of 3.5% was hovering near an all-time low, and stock prices had recently established a new record high. The adverse impact on economic growth was soon evident, as first quarter real GDP contracted by approximately 5%, and millions became unemployed, with the unemployment rate rocketing to 14.7% in April. Stock prices, having climbed about 5% through the first seven weeks of the year, did an about-face and abruptly declined 34% as investors grappled with understanding the effects on corporate profitability of a self-imposed economic slowdown. Congress quickly enacted the Paycheck Protection Program to provide necessary assistance to those recently unemployed. For its part, the Federal Reserve was quick to lower interest rates and ensure liquidity would be ample. In March, when government authorities were still trying to develop appropriate measures to combat the virus and protect citizens, stocks staged a powerful rally. In the 15 trading days following its low on March 23 the S&P 500 Index surged 27%, and by August 31 had rallied almost 58%.

In addition to COVID related issues, investors also grappled with racial tensions throughout the country and 2020 being an election year. Prior to the onset of the virus President Trump had overseen economic growth and stock market gains rarely seen, a combination that would typically be a recipe for easy reelection. However, the lockdown-induced recession and loss of jobs has made this election cycle one that is closely contested.

The Bureau of Economic Analysis reported its third estimate of second quarter 2020 gross domestic product (GDP) of -31.7%, somewhat better than the prior estimate, but far below the first quarter reading. The employment situation improved dramatically over the past three months, with employers adding 4.8 million, 1.7 million and 1.4 million jobs in June, July and August, respectively. The August report showed an average of approximately 2.6 million jobs added each month of the quarter, and that the unemployment rate fell to 8.4%. The Federal Open Market Committee (FOMC) maintained the aggressive monetary policy response to the crisis, leaving the funds rate target range of 0% to 0.25% unchanged. The central bank also stated that it is unlikely to consider raising interest rates anytime soon, perhaps not before 2023.

The global economic environment is similar to that in the U.S., with the economic contraction a result of supply shocks stemming from worldwide lockdowns. Even though manufacturing in many countries is now ramping back up, aggregate demand remains weak, and perhaps will return to pre-COVID levels only when an effective vaccine is available.

In general, financial markets have delivered positive results over the past year, with broad-based stock indexes staging a V-shaped rebound from the steep decline earlier this year. The S&P 500 Index advanced almost 22% over the twelve months ending August 31, 2020. As the domestic economy was deliberately slowed as a result of the lockdown, the Federal Reserve stepped in to lower interest rates. Consequently, yields on U.S. Treasury securities dropped significantly. The yield on the 10-year U.S. Treasury fell from 1.67% to 0.71% over the twelve months ended August 31, 2020.

Total Returns as of August 31, 2020*

*Periods of Less than 1-Year Are Unannualized

Fund	Three Months	Six Months	One Year	Five Year	Ten Year	Gross Expense Ratio
PMC Diversified Equity Fund (Advisor Class)	+12.92%	+10.10%	+9.01%	+6.82%	+9.44%	0.95%
PMC Diversified Equity Fund (Inst. Class)	+13.03%	+10.25%	+9.36%	N/A	N/A	0.74%
MSCI World Index Net Return	+14.74%	+15.77%	+16.79%	+10.42%	+10.74%

PMC Core Fixed Income Fund (Advisor Class)	+2.83%	+4.40%	+7.39%	+4.17%	+3.51%	1.29%
PMC Core Fixed Income Fund (Inst. Class)	+2.90%	+4.53%	+7.65%	N/A	N/A	1.04%
Bloomberg Barclays U.S. Aggregate Bond Index	+1.31%	+2.98%	+6.47%	+4.33%	+3.65%

Past performance is no guarantee of future returns. Current performance may be higher or lower than the performance data shown. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the Funds’ website at www.investpmc.com or by calling 866-762-7338. Performance results reflect contractual expense subsidies and waivers in effect until December 29, 2020; without these waivers, returns would have been less favorable.

PMC Diversified Equity Fund

The PMC Diversified Equity Fund was launched on August 26, 2009, and provides broad equity asset class exposure, diversified globally. The Fund’s investment objective is long-term capital appreciation.

One of the primary drivers of the Fund’s performance is its exposure to the well-known value, momentum and quality asset pricing factors. As we have discussed in our previous two letters, value-oriented stocks have significantly underperformed the past 36 months, and this has been a contributor to the Fund’s relative performance, as it lagged the benchmark over the twelve-month period ending August 31, 2020. For the most recent three-month period, the Advisor Class of the Fund generated a return of +12.92%, underperforming the +14.74% return of the benchmark MSCI World Index Net Return. For the twelve months ended August 31, 2020, the Fund generated a total return of +9.01%, trailing the +16.79% return of the benchmark. As has been the case for the past several quarters, the primary driver of the Fund’s performance during the year was the poor aggregate performance of the asset pricing factors toward which the portfolio is tilted. Once again, the Fund’s orientation toward value stocks was a primary driver of the underperformance relative to the benchmark. In addition, performance was also adversely impacted by having a lower weighted average market capitalization than the benchmark, as stocks of smaller companies continued to underperform stocks of larger companies. Relative performance was also disadvantaged during both the most recent three- and twelve-month periods from an underweight to domestic equities relative to European equities, as well as an overweight to Asian equities. Among the contributors to performance during the year was a modest overweight to the financials sector and underweight to the energy sector, and security selection in the energy and industrials sectors. Security selection in the information technology, communications services and consumer discretionary sectors detracted from performance during the year, as did a slight underweight to the information technology sector. As is typically the case, the strategy’s factor orientation resulted in over- or underweights to specific stocks that have a meaningful impact on performance. Over the past twelve months underweights to well-known companies such as Apple, Inc. (AAPL), Amazon, Inc. (AMZN), Microsoft, Inc. (MSFT), and Facebook, Inc. (FB) resulted in underperformance. However, an underweight to The Boeing Company (BA) and an overweight to Best Buy, Inc. (BBY) benefited performance.

In addition to the risk that the investment strategy employed in the Fund will underperform the benchmark index generally, the primary risks continue to primarily involve systematic risk. Because the Adviser controls the risk of the portfolio relative to the benchmark, the overall portfolio should track the Fund’s benchmark fairly closely on a relative basis. However, in general market declines the Fund’s fully invested strategy would incur a setback commensurate with the decline in the benchmark.

PMC Core Fixed Income Fund

The PMC Core Fixed Income Fund provides broad exposure to the core segments of the domestic fixed income market. The Fund’s investment objective is to provide current income consistent with low volatility of principal, and the two sub-advisers selected to manage the Fund assets are: Neuberger Berman Investment Advisers LLC and Schroder Investment Management North America Inc.

Over the past twelve months the environment for fixed income securities has been one of declining yields resulting from the aggressive measures taken by the FOMC to ensure liquidity was adequate to counter the negative economic consequences stemming from the COVID related lockdown. The FOMC recently released a statement indicating that it did not expect to raise the federal funds rate from its current target range of 0%-0.25% within the next three years. The committee also said that it would be willing for inflation to moderately overshoot its target of 2% for a period of time. Against this backdrop, the Fund generated positive returns for the three-month and one-year periods ending August 31, 2020. For the most recent three-month period, the Advisor Class of the Fund generated a return of +2.83%, handily outperforming the benchmark Bloomberg Barclays U.S. Aggregate Bond Index return of +1.31%. For the twelve months ended August 31, 2020, the Advisor Class of the Fund posted a return of +7.39%, outperforming the benchmark return of +6.47%. The primary factors positively impacting performance over the past twelve-month period were an overweight to, and security selection within, the corporate bond segment. The primary detractors from performance included the Fund’s aggregate underweight to U.S. Treasury securities, as well as security selection in the Treasury and government related securities areas.

The primary risks to the strategies employed by the Fund’s sub-advisers remain in place, and exist at both the macro level and in individual security selection. Due to the Fund’s aggregate overweight exposure to credit securities, the Fund remains likely to underperform the benchmark somewhat if the Federal Reserve makes a policy misstep and Treasury securities consequently rise relative to credits. In addition, if the general level of interest rates rises rapidly, the Fund will not be immune to losses. Similarly, if certain of the individual credits currently owned by the Fund are adversely affected by economic events, the Fund itself will also be affected.

Remarks

The U.S. economy has rebounded sharply following the severe contraction brought about by COVID related lockdowns. The growing consensus among economists is that third quarter economic growth, as measured by real GDP, could exceed 25% from the prior quarter. However, while we have avoided a Depression-level contraction, there is still a significant ways to go for the economy to return to its pre-COVID state. Manufacturing has been a bright spot, but the service segment of the economy continues to have difficulty with social distancing policies in place. A safe and effective vaccine in widespread distribution will likely be needed before the economy can once again be firing on all cylinders. Analysts believe stock prices, while currently exhibiting some signs of froth after staging a powerful rebound, may continue to rise in an environment of ample liquidity and interest rates hovering near 0%. There are few attractive alternatives to equities presently.

As always, we appreciate your continued trust and confidence in the PMC Funds. We will continue to do all we can to ensure that such trust and confidence are well placed, and will manage the PMC Funds with that goal clearly in mind.

Brandon R. Thomas

Co-Founder and Chief Investment Officer

Envestnet

Envestnet Asset Management

The views in this report were those of the Funds’ investment adviser and the PMC Core Fixed Income Fund’s sub-advisers as of the date of this report, and may not reflect their views on the date the report is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Investments in smaller companies carry greater risk than is customarily associated with larger companies for various reasons such as volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. Income (bond) funds are subject to interest rate risk, which is the risk that debt securities in a fund’s portfolio will decline in value because of increases in market interest rates. Please see the prospectus (https://www.investpmc.com/sites/default/files/documents/The-PMC-Funds-Statutory-Prospectus-12.29.19.pdf) for a complete description of the risks associated with investing in the PMC Funds.

PMC FUNDS

Expense Examples

(Unaudited)

As a shareholder of the PMC Core Fixed Income Fund or the PMC Diversified Equity Fund (each a “Fund”, and together the “Funds”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees (Advisor Class shares only) and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual	Expenses

The first lines of the following tables provide information about actual account values and actual expenses. Although the Funds do not charge a sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the direct expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period 3/1/20-8/31/20*
PMC Core Fixed Income Fund–Advisor Class
Actual	$1,000.00	$1,044.00	$5.14
Hypothetical (5% return before expenses)	1,000.00	1,020.11	5.08
*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period 3/1/20-8/31/20*
PMC Core Fixed Income Fund–Institutional Class
Actual	$1,000.00	$1,045.30	$3.86
Hypothetical (5% return before expenses)	1,000.00	1,021.37	3.81
*	Expenses are equal to the Fund’s annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period 3/1/20-8/31/20*
PMC Diversified Equity Fund–Advisor Class
Actual	$1,000.00	$1,101.00	$5.18
Hypothetical (5% return before expenses)	1,000.00	1,020.21	4.98
*	Expenses are equal to the Fund’s annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period 3/1/20-8/31/20*
PMC Diversified Equity Fund–Institutional Class
Actual	$1,000.00	$1,102.50	$3.75
Hypothetical (5% return before expenses)	1,000.00	1,021.57	3.61
*	Expenses are equal to the Fund’s annualized expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

PMC CORE FIXED INCOME FUND (PMFIX, PMFQX)

Investment Highlights (Unaudited)

The investment objective of the Fund is to provide current income consistent with low volatility of principal. The Fund’s allocation of portfolio holdings as of August 31, 2020 is shown below.

Allocation of Portfolio Holdings

% of Net assets

^	Excludes securities lending collateral.
*	Valued at the net unrealized appreciation (depreciation).

PMC CORE FIXED INCOME FUND–ADVISOR CLASS (PMFIX)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2020

	PMC Core Fixed Income Fund–Advisor Class	Bloomberg Barclays U.S. Aggregate Bond Index
One Year	7.39%	6.47%
Five Year	4.17%	4.33%
Ten Year	3.51%	3.65%
Since Inception (9/28/07)	4.97%	4.53%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on August 31, 2010. The graph does not reflect any future performance.

The Bloomberg Barclays U.S. Aggregate Bond Index is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

PMC CORE FIXED INCOME FUND–INSTITUTIONAL CLASS (PMFQX)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2020

	PMC Core Fixed Income Fund–Institutional Class	Bloomberg Barclays U.S. Aggregate Bond Index
One Year	7.65%	6.47%
Since Inception (7/1/19)	8.79%	8.18%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on July 1, 2019, the inception date of the Institutional Class. The graph does not reflect any future performance.

The Bloomberg Barclays U.S. Aggregate Bond Index is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

*	Inception Date

PMC DIVERSIFIED EQUITY FUND (PMDEX, PMDQX)

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund’s allocation of portfolio holdings as of August 31, 2020 is shown below.

^	Excludes securities lending collateral.

PMC DIVERSIFIED EQUITY FUND–ADVISOR CLASS (PMDEX)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2020

	PMC Diversified Equity Fund– Advisor Class	MSCI World Index Net Return
One Year	9.01%	16.79%
Five Year	6.82%	10.42%
Ten Year	9.44%	10.74%
Since Inception (8/26/09)	8.79%	9.85%

On May 25, 2018, Envestnet Asset Management, Inc. (the “Adviser”), the Fund’s investment adviser, assumed all responsibilities for selecting investments in the Fund’s portfolio in connection with a change to the Fund’s investment strategies. The Fund’s performance prior to this date reflects the Fund’s returns achieved when the Adviser actively managed a portion of the Fund’s portfolio and used a “manager of managers” investment strategy by engaging sub-advisers to manage other portions of the Fund’s portfolio.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on August 31, 2010. The graph does not reflect any future performance. On May 25, 2018, the Adviser assumed all responsibilities for selecting investments in the Fund’s portfolio in connection with a change to the Fund’s investment strategies. The Fund’s performance prior to this date reflects the Fund’s returns achieved when the Adviser actively managed a portion of the Fund’s portfolio and used a “manager of managers” investment strategy by engaging sub-advisers to manage other portions of the Fund’s portfolio.

The MSCI World Index Net Return is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net return indices reinvest dividends after the deduction of taxes, using a tax rate applicable to non-resident investors who do not benefit from table taxation treaties. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

Continued

PMC DIVERSIFIED EQUITY FUND–ADVISOR CLASS (PMDEX)

Investment Highlights (Unaudited) (Continued)

PMC DIVERSIFIED EQUITY FUND–INSTITUTIONAL CLASS (PMDQX)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2020

	PMC Diversified Equity Fund– Institutional Class	MSCI World Index Net Return
One Year	9.36%	16.79%
Since Inception (7/1/19)	4.55%	12.08%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on July 1, 2019, the inception date of the Institutional Class. The graph does not reflect any future performance.

The MSCI World Index Net Return is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net return indices reinvest dividends after the deduction of taxes, using a tax rate applicable to non-resident investors who do not benefit from table taxation treaties. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

*	Inception Date

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020

	Principal Amount	Value
ASSET BACKED SECURITIES—5.55%
AM Capital Funding LLC
2018-1, 4.980%, 12/15/2023(b)	$560,000	$586,853
Asset Backed Funding Certificates
2004-OPT3, 0.955% (1 Month LIBOR USD + 0.780%), 11/25/2033(c)	274,878	265,586
BlueMountain CLO Ltd.
2013-2R, 1.438% (3 Month LIBOR USD + 1.180%), 10/22/2030(b)(c)	367,176	364,357
CAL Funding III Ltd.
2017-1A, 3.620%, 06/25/2042(b)	664,883	664,922
Carlyle Global Market Strategies
2017-1A, 1.572% (3 Month LIBOR USD + 1.300%), 04/20/2031(b)(c)	1,367,106	1,353,519
Cedar Funding VI CLO Ltd.
2016-6A, 1.362% (3 Month LIBOR USD + 1.090%), 10/20/2028(b)(c)	1,480,000	1,475,126
Centex Home Equity Loan Trust
2005-D M3, 0.892% (1 Month LIBOR USD + 0.480%), 10/25/2035(c)	278,199	277,901
2005-D M4, 1.087% (1 Month LIBOR USD + 0.610%), 10/25/2035(c)	390,000	383,010
CIFC Funding Ltd.
2017-4, 1.514% (3 Month LIBOR USD + 1.250%), 10/24/2030(b)(c)	500,000	497,322
Citigroup Mortgage Loan Trust, Inc.
2006-WFHE4, 0.455% (1 Month LIBOR USD + 0.280%), 11/25/2036(c)	158,038	156,768
Dewolf Park CLO Ltd.
2017-1A, 1.485% (3 Month LIBOR USD + 1.210%), 10/15/2030(b)(c)	1,700,000	1,691,575
ECAF I Ltd.
2015-1A, 3.473%, 06/15/2040(b)	145,947	134,299
EquiFirst Mortgage Loan Trust
2003-2, 1.287% (1 Month LIBOR USD + 1.125%), 09/25/2033(c)	253,058	248,924
GCAT Trust
2019-NQM2, 2.855%, 09/25/2059(b)	728,856	741,644
2019-NQM3, 2.686%, 11/25/2059(b)(d)	462,107	471,439
Goldentree Loan Management US Clo 2 Ltd.
2017-2A, 1.422% (3 Month LIBOR USD + 1.150%), 11/28/2030(b)(c)	1,525,000	1,518,052
JP Morgan Mortgage Acquisition Trust
2007-CH1, 0.452% (1 Month LIBOR USD + 0.280%), 11/25/2036(c)	190,873	190,992
Madison Park Funding XVIII Ltd.
2015-18, 1.461% (3 Month LIBOR USD + 1.190%), 10/21/2030(b)(c)	2,000,000	1,990,310
Madison Park Funding XXVI Ltd.
2007-26, 1.470% (3 Month LIBOR USD + 1.200%), 07/29/2030(b)(c)	2,295,000	2,283,025
Navient Student Loan Trust
2019-7, 0.675% (1 Month LIBOR USD + 0.500%), 01/25/2068(b)(c)	879,766	877,455
Octagon Investment Partners 30 Ltd.
2017-1A, 1.592% (3 Month LIBOR USD + 1.320%), 03/17/2030(b)(c)	550,000	548,582
Permanent Master Issuer PLC
2018-1, 0.655% (3 Month LIBOR USD + 0.380%), 07/15/2058(b)(c)	62,500	62,632
RASC Trust
2005-KS12, 0.862% (1 Month LIBOR USD + 0.460%), 01/25/2036(c)	381,764	379,573
TAL Advantage V LLC
2014-2A, 3.330%, 05/20/2039(b)	54,542	54,555
Textainer Marine Containers V Ltd.
2017-2A, 3.520%, 06/20/2042(b)	427,667	429,023
Towd Point Mortgage Trust
2015-6, 3.500%, 04/25/2055(b)(d)	35,066	36,008
2016-2, 2.750%, 08/25/2055(b)(d)	37,649	38,706
2016-3, 2.250%, 04/25/2056(b)(d)	29,649	30,140
2017-5, 0.775% (1 Month LIBOR USD + 0.600%), 02/25/2057(b)(c)	622,850	621,232

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
2017-2, 2.750%, 04/25/2057(b)(d)	$220,663	$227,104
2017-3, 2.750%, 06/25/2057(b)(d)	466,985	481,478
2017-4, 2.750%, 06/25/2057(b)(d)	261,740	273,302
Voya CLO Ltd.
2014-2A, 1.293% (3 Month LIBOR USD + 1.020%), 04/17/2030(b)(c)	1,742,842	1,726,820
Wind River CLO Ltd.
2017-2A, 1.502% (3 Month LIBOR USD + 1.230%), 07/20/2030(b)(c)	1,440,000	1,432,698

TOTAL ASSET BACKED SECURITIES (Cost $22,501,124)		22,514,932

Corporate Bonds—40.52%
Accommodation—0.03%
Wynn Las Vegas LLC
5.250%, 05/15/2027(b)	117,000	114,177

Air Transportation—0.26%
Southwest Airlines Co.
5.250%, 05/04/2025	950,000	1,037,921

Ambulatory Health Care Services—0.11%
Encompass Health Corp.
5.750%, 09/15/2025	420,000	435,937

Beverage and Tobacco Product Manufacturing—1.20%
Altria Group, Inc.
4.400%, 02/14/2026(f)	483,000	560,223
Anheuser-Busch InBev Worldwide, Inc.
4.150%, 01/23/2025	1,006,000	1,143,451
3.500%, 06/01/2030	1,000,000	1,146,314
4.600%, 04/15/2048(f)	420,000	501,519
4.750%, 04/15/2058	755,000	942,389
5.800%, 01/23/2059	400,000	573,127

		4,867,023

Broadcasting (except Internet)—1.78%
CCO Holdings LLC / CCO Holdings Capital Corp.
5.750%, 02/15/2026(b)	585,000	613,846
4.250%, 02/01/2031(b)(f)	968,000	1,013,839
Charter Communications Operating LLC / Charter Communications Operating Capital
4.800%, 03/01/2050	795,000	911,448
Comcast Corp.
3.150%, 02/15/2028	505,000	573,029
CSC Holdings LLC
5.500%, 04/15/2027(b)	380,000	405,635
3.375%, 02/15/2031(b)	264,000	261,075
Discovery Communications LLC
2.950%, 03/20/2023	641,000	678,219
3.625%, 05/15/2030(f)	890,000	987,754
DISH DBS Corp.
5.875%, 11/15/2024	165,000	174,642
Fox Corp.
5.576%, 01/25/2049(f)	755,000	1,037,683
Sirius XM Radio, Inc.
5.375%, 07/15/2026(b)	560,000	587,611

		7,244,781

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
Chemical Manufacturing—2.05%
Abbott Laboratories
1.400%, 06/30/2030	$960,000	$976,543
AbbVie, Inc.
3.200%, 11/06/2022	45,000	47,361
2.950%, 11/21/2026(b)	135,000	148,636
3.200%, 11/21/2029(b)	1,713,000	1,904,636
4.050%, 11/21/2039(b)	270,000	316,487
4.700%, 05/14/2045	580,000	725,582
4.250%, 11/21/2049(b)	575,000	696,528
Bayer US Finance II LLC
3.875%, 12/15/2023(b)	840,000	922,040
Church & Dwight Co., Inc.
2.450%, 08/01/2022(f)	500,000	517,411
DuPont de Nemours, Inc.
2.169%, 05/01/2023(f)	859,000	876,355
Mylan, Inc.
4.550%, 04/15/2028	585,000	685,477
Pfizer, Inc.
2.625%, 04/01/2030	455,000	508,636

		8,325,692

Clothing and Clothing Accessories Stores—0.00%
JC Penney Corp., Inc.
5.650%, 06/01/2020(i)	1,000	9

Computer and Electronic Product Manufacturing—2.41%
Apple, Inc.
1.250%, 08/20/2030	3,165,000	3,181,214
Broadcom, Inc.
4.700%, 04/15/2025	1,900,000	2,173,134
4.150%, 11/15/2030(f)	750,000	847,240
Dell International LLC
5.450%, 06/15/2023(b)	1,085,000	1,198,793
Intel Corp.
3.900%, 03/25/2030	1,000,000	1,216,924
Microchip Technology, Inc.
4.333%, 06/01/2023	690,000	744,162
Western Digital Corp.
4.750%, 02/15/2026	375,000	406,271

		9,767,738

Construction of Buildings—0.21%
frontdoor, Inc.
6.750%, 08/15/2026(b)	265,000	285,818
Taylor Morrison Communities Inc / Taylor Morrison Holdings II, Inc.
5.625%, 03/01/2024(b)	355,000	380,257
Toll Brothers Finance Corp.
5.625%, 01/15/2024	175,000	192,700

		858,775

Credit Intermediation and Related Activities—6.40%
Bank of America Corp.
2.456% to 10/22/2024, then 3 Month LIBOR USD + 0.870%, 10/22/2025(a)	187,000	198,051
3.705% to 04/24/2027, then 3 Month LIBOR USD + 1.512%, 04/24/2028(a)	660,000	749,113

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
3.970% to 03/05/2028, then 3 Month LIBOR USD + 1.070%, 03/05/2029(a)	$630,000	$726,807
2.884% to 10/22/2029, then 3 Month LIBOR USD + 1.190%, 10/22/2030(a)	2,418,000	2,633,610
4.083% to 03/20/2050, then 3 Month LIBOR USD + 3.150%, 03/20/2051(a)	370,000	465,043
CIT Group, Inc.
4.750%, 02/16/2024	190,000	200,272
Citigroup, Inc.
4.050%, 07/30/2022	65,000	69,269
3.200%, 10/21/2026	1,095,000	1,221,204
4.300%, 11/20/2026	890,000	1,027,941
3.887% to 01/10/2027, then 3 Month LIBOR USD + 1.563%, 01/10/2028(a)	1,095,000	1,249,716
3.520% to 10/27/2027, then 3 Month LIBOR USD + 1.151%, 10/27/2028(a)	455,000	509,054
2.976% to 11/05/2029, then SOFR + 1.422%, 11/05/2030(a)	495,000	538,538
Fifth Third Bancorp
2.375%, 01/28/2025	1,197,000	1,273,004
General Electric Co.
5.875%, 01/14/2038	590,000	682,078
General Motors Financial Co., Inc.
3.200%, 07/06/2021	150,000	152,413
5.100%, 01/17/2024	370,000	406,843
JPMorgan Chase & Co.
2.700%, 05/18/2023	555,000	586,575
2.005% to 03/13/2025, then SOFR + 1.585%, 03/13/2026(a)	2,350,000	2,457,400
2.956% to 05/13/2030, then SOFR + 2.515%, 05/13/2031(a)	400,000	430,959
3.109% to 04/22/2040, then SOFR + 2.460%, 04/22/2041(a)	620,000	683,310
OneMain Finance Corp.
6.125%, 05/15/2022	210,000	221,156
State Street Corp.
3.152% to 03/30/2030, then SOFR + 2.650%, 03/30/2031(a)(b)	1,378,000	1,579,158
Synchrony Financial
2.850%, 07/25/2022	1,665,000	1,714,912
Truist Bank
2.250%, 03/11/2030	1,367,000	1,422,768
Wells Fargo & Co.
3.069%, 01/24/2023	645,000	667,457
2.406% to 10/30/2024, then 3 Month LIBOR USD + 0.825%, 10/30/2025(a)	1,677,000	1,768,654
2.393% to 06/02/2027, then SOFR + 2.100%, 06/02/2028(a)	1,020,000	1,066,653
2.572% to 02/11/2030, then 3 Month LIBOR USD + 1.000%, 02/11/2031(a)	865,000	914,262
5.013% to 04/04/2050, then 3 Month LIBOR USD + 4.240%, 04/04/2051(a)	250,000	342,461

		25,958,681

Data Processing, Hosting and Related Services—0.14%
CDK Global, Inc.
4.875%, 06/01/2027	545,000	576,504

Educational Services—0.15%
Lehigh University
2.553%, 11/15/2043	610,000	595,701

Fabricated Metal Product Manufacturing—0.15%
Mauser Packaging Solutions Holding Co.
5.500%, 04/15/2024(b)(f)	325,000	330,350
Silgan Holdings, Inc.
4.750%, 03/15/2025	275,000	281,502

		611,852

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
Food and Beverage Stores—0.22%
Albertsons Cos LLC / Safeway, Inc. / New Albertsons LP / Albertson’s LLC
5.875%, 02/15/2028(b)	$611,000	$660,913
Kroger Co.
5.400%, 01/15/2049	170,000	234,418

		895,331

Food Manufacturing—0.51%
Archer-Daniels-Midland Co.
3.250%, 03/27/2030	600,000	690,836
Kraft Heinz Foods Co.
4.625%, 10/01/2039(b)	524,000	558,458
4.875%, 10/01/2049(b)(f)	525,000	579,899
Post Holdings, Inc.
4.625%, 04/15/2030(b)	215,000	224,675

		2,053,868

Food Services and Drinking Places—0.23%
McDonald’s Corp.
3.600%, 07/01/2030(f)	465,000	540,470
Yum! Brands, Inc.
4.750%, 01/15/2030(b)	355,000	392,316

		932,786

Health and Personal Care Stores—0.72%
CVS Health Corp.
4.300%, 03/25/2028	1,576,000	1,856,534
4.125%, 04/01/2040	285,000	332,039
5.050%, 03/25/2048	555,000	724,905

		2,913,478

Hospitals—1.55%
Advocate Health & Hospitals Corp.
3.829%, 08/15/2028	495,000	576,405
CommonSpirit Health
3.347%, 10/01/2029	445,000	474,667
Encompass Health Corp.
4.500%, 02/01/2028(f)	526,000	540,234
Hackensack Meridian Health, Inc.
2.675%, 09/01/2041	2,321,000	2,314,200
HCA, Inc.
5.375%, 09/01/2026	480,000	544,776
5.250%, 06/15/2049(f)	570,000	718,064
New York and Presbyterian Hospital
2.256%, 08/01/2040	408,000	401,664
Tenet Healthcare Corp.
7.500%, 04/01/2025(b)	503,000	552,754
6.250%, 02/01/2027(b)	140,000	147,195

		6,269,959

Insurance Carriers and Related Activities—1.32%
American International Group, Inc.
3.900%, 04/01/2026	646,000	739,418
Belrose Funding Trust
2.330%, 08/15/2030(b)(f)	709,000	707,853

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
Centene Corp.
4.625%, 12/15/2029	$480,000	$527,292
Cigna Corp.
3.200%, 03/15/2040	390,000	416,631
Equitable Holdings, Inc.
4.350%, 04/20/2028	1,104,000	1,263,486
5.000%, 04/20/2048	545,000	647,350
Metropolitan Life Global Funding I
2.950%, 04/09/2030(b)	940,000	1,057,839

		5,359,869

Machinery Manufacturing—0.67%
Deere & Co.
3.100%, 04/15/2030	641,000	734,594
General Electric Co.
3.100%, 01/09/2023	317,000	334,330
4.350%, 05/01/2050	635,000	645,685
Scientific Games International, Inc.
5.000%, 10/15/2025(b)	642,000	635,436
Xylem, Inc.
1.950%, 01/30/2028	360,000	376,646

		2,726,691

Merchant Wholesalers, Durable Goods—0.73%
3M Co.
3.050%, 04/15/2030	299,000	341,254
Beacon Roofing Supply, Inc.
4.875%, 11/01/2025(b)	225,000	223,466
BMW US Capital LLC
3.900%, 04/09/2025(b)	380,000	427,780
KAR Auction Services, Inc.
5.125%, 06/01/2025(b)	95,000	95,831
TransDigm, Inc.
6.250%, 03/15/2026(b)	1,764,000	1,864,469

		2,952,800

Merchant Wholesalers, Nondurable Goods—0.29%
Cardinal Health, Inc.
3.079%, 06/15/2024	305,000	329,471
Procter & Gamble Co.
3.000%, 03/25/2030	500,000	578,642
US Foods, Inc.
6.250%, 04/15/2025(b)(f)	260,000	275,297

		1,183,410

Mining (except Oil and Gas)—0.19%
Freeport-McMoRan, Inc.
4.125%, 03/01/2028(f)	745,000	780,265

Miscellaneous Manufacturing—0.15%
Boston Scientific Corp.
3.450%, 03/01/2024	567,000	617,552

Miscellaneous Store Retailers—0.02%
Staples, Inc.
7.500%, 04/15/2026(b)	95,000	84,234

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
Motor Vehicle and Parts Dealers—0.18%
Volkswagen Group of America Finance LLC
3.350%, 05/13/2025(b)	$675,000	$742,708

Oil and Gas Extraction—0.58%
Concho Resources, Inc.
4.875%, 10/01/2047	445,000	517,976
Occidental Petroleum Corp.
3.200%, 08/15/2026(f)	700,000	615,216
3.500%, 08/15/2029(f)	710,000	611,736
4.300%, 08/15/2039	260,000	201,338
Phillips 66 Partners LP
3.605%, 02/15/2025	95,000	102,434
WPX Energy, Inc.
5.250%, 09/15/2024	300,000	306,784

		2,355,484

Paper Manufacturing—0.09%
Kimberly-Clark Corp.
3.100%, 03/26/2030	305,000	348,683

Performing Arts, Spectator Sports, and Related Industries—0.20%
Boyd Gaming Corp.
8.625%, 06/01/2025(b)	126,000	139,072
Churchill Downs, Inc.
5.500%, 04/01/2027(b)	335,000	352,526
Live Nation Entertainment, Inc.
4.750%, 10/15/2027(b)	350,000	331,077

		822,675

Petroleum and Coal Products Manufacturing—0.75%
BP Capital Markets America, Inc.
3.633%, 04/06/2030	295,000	340,022
Exxon Mobil Corp.
3.452%, 04/15/2051	810,000	911,919
Marathon Petroleum Corp.
4.500%, 05/01/2023	820,000	893,120
4.700%, 05/01/2025	775,000	884,952

		3,030,013

Pharmaceuticals, Biotechnology & Life Sciences—0.83%
Johnson & Johnson
1.300%, 09/01/2030(f)	3,325,000	3,375,547

Pipeline Transportation—2.25%
Buckeye Partners LP
3.950%, 12/01/2026	480,000	476,700
Energy Transfer Operating LP
3.600%, 02/01/2023	600,000	621,557
6.625% to 02/15/2028, then 3 Month LIBOR USD + 4.155%(a)(h)	785,000	593,267
3.750%, 05/15/2030	961,000	955,732
7.125% to 05/15/2030, then 5 Year CMT Rate + 5.306%(a)(h)	1,055,000	922,228
EQM Midstream Partners LP
4.750%, 07/15/2023	485,000	498,459
Kinder Morgan Energy Partners LP
4.150%, 02/01/2024	755,000	827,768

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
MPLX LP
4.700%, 04/15/2048	$890,000	$961,426
Plains All American Pipeline LP / PAA Finance Corp.
4.650%, 10/15/2025	780,000	849,015
3.550%, 12/15/2029	2,420,000	2,416,457

		9,122,609

Plastics and Rubber Products Manufacturing—0.14%
Berry Global, Inc.
4.875%, 07/15/2026(b)(f)	380,000	404,147
Newell Brands, Inc.
4.875%, 06/01/2025	161,000	174,648

		578,795

Primary Metal Manufacturing—0.22%
Novelis Corp.
5.875%, 09/30/2026(b)	305,000	319,045
4.750%, 01/30/2030(b)	580,000	588,982

		908,027

Professional, Scientific, and Technical Services—0.43%
Aramark Services, Inc.
5.000%, 02/01/2028(b)(f)	395,000	393,675
International Business Machines Corp.
4.250%, 05/15/2049	170,000	216,385
Nielsen Finance LLC / Nielsen Finance Co.
5.000%, 04/15/2022(b)	165,000	165,322
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.750%, 04/15/2026(b)	525,000	581,173
SS&C Technologies, Inc.
5.500%, 09/30/2027(b)	365,000	391,408

		1,747,963

Publishing Industries (except Internet)—0.32%
Nuance Communications, Inc.
5.625%, 12/15/2026	275,000	292,299
Oracle Corp.
4.000%, 07/15/2046	205,000	242,140
3.600%, 04/01/2050	350,000	390,647
3.850%, 04/01/2060	320,000	371,297

		1,296,383

Real Estate—1.39%
Boston Properties LP
3.400%, 06/21/2029	1,362,000	1,494,995
Camden Property Trust
3.150%, 07/01/2029	275,000	308,689
ESH Hospitality, Inc.
5.250%, 05/01/2025(b)(f)	395,000	401,508
Healthcare Realty Trust, Inc.
2.400%, 03/15/2030	351,000	354,071
Healthcare Trust of America Holdings LP
3.100%, 02/15/2030	400,000	423,512
Healthpeak Properties, Inc.
3.250%, 07/15/2026	335,000	375,548

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
Kimco Realty Corp.
2.700%, 10/01/2030	$2,243,000	$2,292,845

		5,651,168

Religious, Grantmaking, Civic, Professional, and Similar Organizations—0.15%
Andrew W Mellon Foundation
0.947%, 08/01/2027	597,000	600,009

Rental and Leasing Services—0.75%
Air Lease Corp.
2.300%, 02/01/2025	655,000	643,894
Ford Motor Credit Co. LLC
4.063%, 11/01/2024(f)	1,008,000	1,024,325
5.113%, 05/03/2029(f)	310,000	328,057
Netflix, Inc.
6.375%, 05/15/2029	370,000	467,587
Picasso Finance Sub, Inc.
6.125%, 06/15/2025(b)	364,000	390,918
United Rentals North America, Inc.
3.875%, 02/15/2031	194,000	201,202

		3,055,983

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—2.50%
BAT Capital Corp.
3.222%, 08/15/2024	297,000	320,603
3.557%, 08/15/2027(f)	320,000	350,705
4.906%, 04/02/2030	645,000	769,094
CommScope, Inc.
8.250%, 03/01/2027(b)(f)	577,000	624,571
Goldman Sachs Group, Inc.
3.850%, 01/26/2027	1,375,000	1,568,085
3.691% to 06/05/2027, then 3 Month LIBOR USD + 1.510%, 06/05/2028(a)(f)	590,000	669,619
3.814% to 04/23/2028, then 3 Month LIBOR USD + 1.158%, 04/23/2029(a)	640,000	734,463
4.017% to 10/31/2037, then 3 Month LIBOR USD + 1.373%, 10/31/2038(a)	250,000	295,285
LPL Holdings, Inc.
5.750%, 09/15/2025(b)	395,000	412,030
Morgan Stanley
3.950%, 04/23/2027	935,000	1,063,595
3.591% to 07/22/2027, then 3 Month LIBOR USD + 1.340%, 07/22/2028(a)	1,125,000	1,275,459
3.772% to 01/24/2028, then 3 Month LIBOR USD + 1.140%, 01/24/2029(a)	875,000	1,006,725
3.622% to 04/01/2030, then SOFR + 3.120%, 04/01/2031(a)	400,000	465,474
3.885% to 10/15/2020, then 3 Month LIBOR USD + 3.610%(a)(h)	320,000	306,242
Stevens Holding Co., Inc.
6.125%, 10/01/2026(b)	260,000	281,076

		10,143,026

Support Activities for Mining—0.08%
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
4.250%, 11/15/2023	320,000	322,843

Telecommunications—3.55%
AT&T, Inc.
1.650%, 02/01/2028	195,000	198,043
2.750%, 06/01/2031	2,896,000	3,083,611

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
4.350%, 06/15/2045	$220,000	$252,647
5.450%, 03/01/2047(f)	795,000	1,042,904
4.500%, 03/09/2048	675,000	796,623
Crown Castle International Corp.
3.200%, 09/01/2024	825,000	895,814
3.800%, 02/15/2028	700,000	800,915
Level 3 Financing, Inc.
4.625%, 09/15/2027(b)	350,000	367,253
Sprint Corp.
7.125%, 06/15/2024	270,000	314,137
T-Mobile USA, Inc.
3.875%, 04/15/2030(b)	1,380,000	1,583,522
4.375%, 04/15/2040(b)	250,000	299,455
4.500%, 04/15/2050(b)	645,000	788,842
Verizon Communications, Inc.
1.380% (3 Month LIBOR USD + 1.100%), 05/15/2025(c)	825,000	843,621
4.016%, 12/03/2029	500,000	602,086
3.150%, 03/22/2030	1,350,000	1,530,218
ViacomCBS, Inc.
4.950%, 01/15/2031(f)	410,000	490,807
4.200%, 05/19/2032	470,000	536,054

		14,426,552

Transportation Equipment Manufacturing—1.45%
Boeing Co.
3.900%, 05/01/2049	185,000	169,695
3.750%, 02/01/2050	80,000	72,042
5.805%, 05/01/2050	865,000	1,040,125
Ford Motor Co.
9.000%, 04/22/2025	342,000	400,670
General Motors Co.
6.125%, 10/01/2025	3,048,000	3,581,401
Raytheon Technologies Corp.
3.950%, 08/16/2025	480,000	550,235
Winnebago Industries, Inc.
6.250%, 07/15/2028(b)	81,000	86,798

		5,900,966

Utilities—2.83%
Berkshire Hathaway Energy Co.
4.250%, 10/15/2050(b)	145,000	184,765
Calpine Corp.
4.500%, 02/15/2028(b)	475,000	493,202
Cheniere Energy Partners LP
5.250%, 10/01/2025	485,000	491,547
Consolidated Edison Co. of New York, Inc.
3.950%, 04/01/2050	305,000	367,084
DTE Energy Co.
3.400%, 06/15/2029	650,000	725,406
East Ohio Gas Co.
3.000%, 06/15/2050(b)	525,000	553,932
Entergy Corp.
2.800%, 06/15/2030	1,260,000	1,379,655

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
Essential Utilities, Inc.
3.351%, 04/15/2050	$670,000	$731,718
Exelon Corp.
4.700%, 04/15/2050	475,000	615,184
Kinder Morgan, Inc.
5.550%, 06/01/2045	730,000	905,686
NRG Energy, Inc.
7.250%, 05/15/2026	230,000	246,430
Pacific Gas and Electric Co.
2.500%, 02/01/2031(f)	1,905,000	1,834,604
Piedmont Natural Gas Co., Inc.
3.350%, 06/01/2050	255,000	286,362
Public Service Enterprise Group, Inc.
1.600%, 08/15/2030	1,084,000	1,076,973
Sabine Pass Liquefaction LLC
4.500%, 05/15/2030(b)	321,000	367,848
Southern Co.
2.950%, 07/01/2023	388,000	412,939
Talen Energy Supply LLC
6.625%, 01/15/2028(b)	210,000	211,124
Vistra Operations Co. LLC
5.000%, 07/31/2027(b)	200,000	212,296
Western Midstream Operating LP
5.050%, 02/01/2030	395,000	404,909

		11,501,664

Warehousing and Storage—0.14%
Iron Mountain, Inc.
5.250%, 03/15/2028(b)	555,000	585,256

Wood Product Manufacturing—0.20%
Standard Industries, Inc.
3.375%, 01/15/2031(b)(f)	798,000	795,750

Total Corporate Bonds (Cost $153,280,103)		164,477,138

Foreign Corporate Bonds—8.97%
Agricultural Producers—0.10%
MARB BondCo PLC
6.875%, 01/19/2025	378,000	394,717

Broadcasting (except Internet)—0.14%
Altice France SA/France
7.375%, 05/01/2026(b)(f)	525,000	557,918

Chemical Manufacturing—0.37%
Bausch Health Cos, Inc.
6.125%, 04/15/2025(b)	350,000	360,412
6.250%, 02/15/2029(b)	296,000	309,746
Mylan NV
3.950%, 06/15/2026	260,000	294,692
Takeda Pharmaceutical Co Ltd.
3.375%, 07/09/2060	520,000	536,039

		1,500,889

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
Computer and Electronic Product Manufacturing—0.20%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.450%, 10/01/2025	$800,000	$802,324

Credit Intermediation and Related Activities—4.13%
Banco Santander SA
3.490%, 05/28/2030	400,000	439,650
Barclays PLC
2.852% to 05/07/2025, then 3 Month LIBOR USD + 2.452%, 05/07/2026(a)	2,145,000	2,268,163
BNP Paribas SA
2.219% to 06/09/2025, then SOFR + 2.074%, 06/09/2026(a)(b)(f)	1,015,000	1,060,178
3.052% to 01/13/2030, then SOFR + 1.507%, 01/13/2031(a)(b)(f)	615,000	665,613
Credit Suisse Group AG
3.869% to 01/12/2028, then 3 Month LIBOR USD + 1.410%, 01/12/2029(a)(b)	250,000	281,315
4.194% to 04/01/2030, then SOFR + 3.730%, 04/01/2031(a)(b)	560,000	654,100
HSBC Holdings PLC
1.270% (3 Month LIBOR USD + 1.000%), 05/18/2024(c)	400,000	401,214
2.633% to 11/07/2024, then 3 Month LIBOR USD + 1.140%, 11/07/2025(a)	1,417,000	1,486,766
4.950%, 03/31/2030	285,000	351,748
2.099% to 06/04/2025, then SOFR + 1.929%, 06/04/2026(a)	200,000	205,488
6.000% to 05/22/2027, then 5 Year Mid Swap Rate USD + 3.746%(a)(h)	910,000	941,472
Lloyds Banking Group PLC
2.438% to 02/05/2025, then 1 Year CMT Rate + 1.000%, 02/05/2026(a)(f)	970,000	1,020,784
Natwest Group PLC
6.125%, 12/15/2022	835,000	916,792
3.875%, 09/12/2023	835,000	906,106
3.073% to 05/22/2027, then 1 Year CMT Rate + 2.550%, 05/22/2028(a)	1,028,000	1,102,567
3.032% to 11/28/2030, then 5 Year CMT Rate + 2.350%, 11/28/2035(a)	1,380,000	1,374,922
UBS Group AG
4.125%, 09/24/2025(b)	1,100,000	1,263,671
UniCredit SpA
5.459% to 06/30/2030, then 5 Year CMT Rate + 4.750%, 06/30/2035(a)(b)	1,379,000	1,430,707

		16,771,256

Food Manufacturing—0.21%
Grupo Bimbo SAB de CV
4.700%, 11/10/2047(b)	730,000	867,273

Funds, Trusts, and Other Financial Vehicles—0.74%
Barclays Bank PLC
10.179%, 06/12/2021(b)	1,950,000	2,083,186
Credit Suisse Group Funding Guernsey Ltd.
3.800%, 06/09/2023	860,000	930,029

		3,013,215

Insurance Carriers and Related Activities—0.22%
Prudential PLC
3.125%, 04/14/2030(f)	805,000	892,306

Machinery Manufacturing—0.25%
GE Capital International Funding Co. Unlimited Co.
3.373%, 11/15/2025	963,000	1,023,168

Management of Companies and Enterprises—0.33%
Bank of Ireland Group PLC
4.500%, 11/25/2023(b)	1,245,000	1,354,382

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
Merchant Wholesalers, Durable Goods—0.02%
Johnson Controls International PLC
3.900%, 02/14/2026	$79,000	$89,093

Miscellaneous Manufacturing—0.05%
Shire Acquisitions Investments Ireland DAC
2.400%, 09/23/2021	183,000	186,715

Nonmetallic Mineral Product Manufacturing—0.20%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
5.250%, 08/15/2027(b)	531,000	552,973
Cemex SAB de CV
7.375%, 06/05/2027(b)	250,000	271,406

		824,379

Oil and Gas Extraction—0.48%
Canadian Natural Resources Ltd.
6.250%, 03/15/2038	850,000	1,068,231
Equinor ASA
2.375%, 05/22/2030	840,000	894,368

		1,962,599

Pipeline Transportation—0.07%
AI Candelaria Spain SLU
7.500%, 12/15/2028	250,000	275,268

Rental and Leasing Services—0.05%
FLY Leasing Ltd.
6.375%, 10/15/2021	200,000	188,031

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—0.83%
AIB Group PLC
4.263% to 04/10/2024, then 3 Month LIBOR USD + 1.874%, 04/10/2025(a)(b)	1,995,000	2,167,818
Credit Suisse Group AG
2.997% to 12/14/2022, then 3 Month LIBOR USD + 1.200%, 12/14/2023(a)(b)(f)	1,145,000	1,197,064

		3,364,882

Telecommunications—0.18%
British Telecommunications PLC
3.250%, 11/08/2029(b)	660,000	722,371

Transportation Services—0.12%
JSL Europe SA
7.750%, 07/26/2024	474,000	490,886

Utilities—0.12%
Engie Energia Chile SA
3.400%, 01/28/2030(b)	450,000	488,812

Water Transportation—0.06%
Carnival Corp.
11.500%, 04/01/2023(b)	195,000	217,952

Wood Product Manufacturing—0.10%
Masonite International Corp.
5.375%, 02/01/2028(b)	375,000	401,884

Total Foreign Corporate Bonds (Cost $34,326,567)		36,390,320

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
Foreign Government Agency Issues—1.02%
Development Bank of Japan, Inc.
1.000%, 08/27/2030(b)	$260,000	$258,243
European Investment Bank
1.625%, 03/14/2025	1,780,000	1,881,899
Inter-American Development Bank
0.625%, 07/15/2025	960,000	970,654
International Bank for Reconstruction & Development
0.750%, 08/26/2030	425,000	420,663
Japan Bank for International Cooperation
0.625%, 07/15/2025	585,000	586,469

Total Foreign Government Agency Issues (Cost $3,999,719)		4,117,928

Foreign Government Notes/Bonds—4.70%
Abu Dhabi Government International Bond
4.125%, 10/11/2047(b)	400,000	507,343
Brazilian Government International Bond
2.625%, 01/05/2023	495,000	511,582
3.875%, 06/12/2030(f)	910,000	935,252
5.625%, 02/21/2047	220,000	248,007
Colombia Government International Bond
4.000%, 02/26/2024	390,000	418,004
3.875%, 04/25/2027	150,000	163,885
Croatia Government International Bond
6.000%, 01/26/2024(b)	345,000	401,200
Dominican Republic International Bond
5.875%, 04/18/2024(b)	335,000	354,311
6.875%, 01/29/2026(b)	230,000	255,774
Guatemala Government Bond
4.375%, 06/05/2027(b)	395,000	430,179
Hungary Government International Bond
7.625%, 03/29/2041	430,000	768,732
Indonesia Government International Bond
4.350%, 01/08/2027(b)	350,000	402,885
Kazakhstan Government International Bond
5.125%, 07/21/2025(b)	350,000	410,844
Mexico Government International Bond
4.150%, 03/28/2027	200,000	222,975
3.250%, 04/16/2030	1,785,000	1,853,616
4.350%, 01/15/2047	540,000	578,769
Morocco Government International Bond
4.250%, 12/11/2022(b)	200,000	210,849
5.500%, 12/11/2042(b)	150,000	192,750
Namibia International Bonds
5.250%, 10/29/2025(b)	350,000	357,025
Nigeria Government International Bond
7.875%, 02/16/2032(b)	335,000	340,889
Oman Government International Bond
5.375%, 03/08/2027(b)	645,000	630,739
Panama Government International Bond
3.750%, 03/16/2025	600,000	662,193
Paraguay Government International Bond
4.700%, 03/27/2027(b)	515,000	592,507

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
Peruvian Government International Bond
2.392%, 01/23/2026	$285,000	$300,390
2.783%, 01/23/2031	765,000	834,998
8.750%, 11/21/2033	290,000	495,230
Philippine Government International Bond
3.950%, 01/20/2040	440,000	520,399
Qatar Government International Bond
3.250%, 06/02/2026(b)	450,000	497,761
Republic of Azerbaijan International Bond
4.750%, 03/18/2024(b)	520,000	566,339
Republic of South Africa Government International Bond
4.875%, 04/14/2026	200,000	205,174
4.850%, 09/27/2027	933,000	940,651
4.300%, 10/12/2028	150,000	144,327
5.000%, 10/12/2046	150,000	127,166
Romanian Government International Bond
6.125%, 01/22/2044(b)	435,000	577,455
Saudi Government International Bond
4.500%, 10/26/2046(b)	355,000	430,786
Sri Lanka Government International Bond
6.750%, 04/18/2028(b)	575,000	475,813
Trinidad & Tobago Government International Bond
4.500%, 08/04/2026(b)	600,000	620,400
Turkey Government International Bond
6.000%, 01/14/2041	250,000	216,888
Uruguay Government International Bond
4.375%, 01/23/2031	385,000	462,125
5.100%, 06/18/2050	155,000	214,180

Total Foreign Government Notes/Bonds (Cost $17,920,133)		19,080,392

Non-Agency Mortgage Backed Securities—3.80%
Angel Oak Mortgage Trust
2019-6, 2.620%, 11/25/2059(b)(d)	518,479	524,383
Citigroup Commercial Mortgage Trust
2013-GCJ11, 3.732%, 04/10/2046(d)	455,000	471,233
2013-GC17, 5.095%, 11/10/2046(d)	145,000	154,623
2014-GC25, 1.142%, 10/10/2047(d)(e)	1,471,995	49,412
2015-GC27, 1.489%, 02/10/2048(d)(e)	1,082,077	52,120
2017-C4, 2.121%, 10/12/2050	198,057	199,636
2018-C6, 4.412%, 11/10/2051	445,000	538,621
COMM Mortgage Trust
2012-CCRE4, 3.251%, 10/15/2045	385,000	386,522
2014-UBS2, 3.472%, 03/10/2047	544,972	568,243
2014-CR16, 1.137%, 04/10/2047(d)(e)	1,321,592	38,981
2014-LC15, 1.257%, 04/10/2047(d)(e)	1,496,772	45,548
2014-CR17, 1.132%, 05/10/2047(d)(e)	1,108,983	31,286
2014-UBS3, 1.233%, 06/10/2047(d)(e)	902,756	30,533
2014-UBS6, 1.038%, 12/10/2047(d)(e)	1,665,222	49,565
2014-CCRE21, 3.987%, 12/10/2047	281,514	307,345
2015-LC21, 3.708%, 07/10/2048	100,000	110,654
2015-CCRE25, 3.759%, 08/10/2048	340,000	379,567
2017-COR2, 2.111%, 09/10/2050	150,586	151,881
CSAIL Commercial Mortgage Trust
2015-C3, 4.244%, 08/15/2048(d)	350,000	314,587

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
2016-C7, 3.502%, 11/15/2049	$275,000	$304,839
2015-C2, 0.892%, 06/15/2057(d)(e)	1,557,828	44,828
GS Mortgage Securities Trust
2012-GCJ7, 4.740%, 05/10/2045	405,000	415,785
2012-GCJ9, 3.747%, 11/10/2045(b)	345,000	353,708
2014-GC18, 1.175%, 01/10/2047(d)(e)	3,885,108	109,062
2014-GC26, 1.113%, 11/10/2047(d)(e)	2,162,433	72,328
2015-GC34, 3.278%, 10/10/2048	131,000	137,825
2015-GS1, 4.567%, 11/10/2048(d)	205,000	192,283
Impac Secured Assets Trust
2006-2, 0.675% (1 Month LIBOR USD + 0.500%), 08/25/2036(c)	50,000	50,427
JP Morgan Chase Commercial Mortgage Securities Trust
2013-LC11, 3.499%, 04/15/2046	375,000	365,335
2011-C5, 5.605%, 08/15/2046(b)(d)	305,000	304,659
JPMBB Commercial Mortgage Securities Trust
2015-C31, 3.801%, 08/15/2048	320,000	357,910
JPMDB Commercial Mortgage Securities Trust
2017-C7, 2.081%, 10/15/2050	195,651	197,203
Morgan Stanley Bank of America Merrill Lynch Trust
2013-C9, 2.657%, 05/15/2046	398,732	406,917
2017-C34, 2.109%, 11/15/2052	266,017	268,244
Morgan Stanley Capital I Trust
2015-MS1, 3.779%, 05/15/2048(d)	200,000	222,108
New Residential Mortgage Loan Trust
2019-NQM5, 2.710%, 11/25/2059(b)(d)	514,043	528,963
OBX Trust
2019-EXP3, 1.075% (1 Month LIBOR USD + 0.900%), 10/25/2059(b)(c)	298,082	298,860
Sequoia Mortgage Trust
2015-2, 3.500%, 05/25/2045(b)(d)	221,449	224,332
Starwood Mortgage Residential Trust
2019-INV1, 2.610%, 09/27/2049(b)(d)	473,437	480,306
UBS Commercial Mortgage Trust
2017-C2, 3.487%, 08/15/2050	200,000	221,233
2017-C4 A1, 2.129%, 10/15/2050	97,268	97,637
2017-C4 A4, 3.563%, 10/15/2050	160,500	179,688
2017-C4 AS, 3.836%, 10/15/2050(d)	200,000	225,111
2018-C15, 3.321%, 12/15/2051	168,623	174,226
2018-C14, 3.379%, 12/15/2051	642,154	663,331
UBS-Barclays Commercial Mortgage Trust
2013-C6, 2.788%, 04/10/2046	194,728	198,534
Verus Securitization Trust
2019-4, 2.642%, 10/25/2059(b)	350,922	359,900
2019-INV1, 3.402%, 12/25/2059(b)(d)	343,641	352,880
Wells Fargo Commercial Mortgage Trust
2012-LC5, 4.142%, 10/15/2045	305,000	316,738
2015-C29, 3.637%, 06/15/2048	130,000	144,435
2016-LC24, 2.942%, 10/15/2049	280,000	305,364
2016-NXS6, 2.918%, 11/15/2049	300,000	325,163
2017-C39, 3.418%, 09/15/2050	260,000	292,870
2017-C40, 2.110%, 10/15/2050	114,228	115,061
2018-C46, 4.152%, 08/15/2051	160,000	189,691
2018-C48, 4.302%, 01/15/2052	625,000	750,379
2016-LC25, 3.640%, 12/15/2059	315,000	355,085

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
WFRBS Commercial Mortgage Trust
2014-LC14, 1.364%, 03/15/2047(d)(e)	$867,910	$27,464
2014-C22, 0.955%, 09/15/2057(d)(e)	3,323,880	85,196
2014-C22, 4.069%, 09/15/2057(d)	290,000	316,371

Total Non-Agency Mortgage Backed Securities (Cost $15,545,382)		15,437,019

Agency Mortgage Backed Securities—27.14%
Fannie Mae Connecticut Avenue Securities
2017-C03, 3.175% (1 Month LIBOR USD + 3.000%), 10/25/2029(c)	295,650	299,927
2017-C04, 3.025% (1 Month LIBOR USD + 2.850%), 11/25/2029(c)	317,757	318,705
2017-C05, 2.375% (1 Month LIBOR USD + 2.200%), 01/25/2030(c)	376,452	372,103
2017-C06, 2.975% (1 Month LIBOR USD + 2.800%), 02/25/2030(c)	219,568	219,870
2017-C07, 2.675% (1 Month LIBOR USD + 2.500%), 05/25/2030(c)	636,021	636,399
2018-C01, 2.425% (1 Month LIBOR USD + 2.250%), 07/25/2030(c)	962,734	952,925
2018-C02, 2.375% (1 Month LIBOR USD + 2.200%), 08/25/2030(c)	210,984	208,485
Fannie Mae Pool
MA0096, 4.500%, 06/01/2029	6,178	6,724
AB3000, 4.500%, 05/01/2031	14,095	15,526
257161, 5.500%, 04/01/2038	23,990	27,708
889533, 5.500%, 06/01/2038	22,672	26,286
BC4575, 5.500%, 04/01/2039	44,867	51,873
995838, 5.500%, 05/01/2039	69,333	80,484
AD9173, 4.000%, 08/01/2040	261,714	288,087
AB1389, 4.500%, 08/01/2040	57,647	64,281
MA0510, 4.500%, 09/01/2040	621	694
AE8714, 3.500%, 11/01/2040	25,590	27,486
890310, 4.500%, 12/01/2040	13,038	14,577
AH3952, 4.000%, 01/01/2041	162,580	179,371
AL0791, 4.000%, 02/01/2041	51,202	56,710
AE0954, 4.500%, 02/01/2041	43,973	49,152
AH7196, 4.500%, 03/01/2041	418,120	467,555
AL0245, 4.000%, 04/01/2041	10,670	11,829
AL0065, 4.500%, 04/01/2041	20,508	22,923
AB3194, 4.500%, 06/01/2041	18,061	20,157
AH7395, 4.500%, 06/01/2041	5,323	5,791
AI4891, 4.500%, 06/01/2041	227,055	253,775
AH1662, 4.500%, 07/01/2041	18,508	20,415
FM0040, 3.000%, 10/01/2041	240,144	255,800
AJ1959, 4.500%, 10/01/2041	539,330	603,462
AL1547, 4.500%, 11/01/2041	9,233	10,195
AJ6346, 3.500%, 12/01/2041	34,106	37,011
AJ9278, 3.500%, 12/01/2041	11,293	12,219
AX5302, 4.000%, 01/01/2042	23,994	26,474
AK2415, 4.000%, 02/01/2042	42,627	47,071
AK6743, 4.000%, 03/01/2042	57,990	63,990
AK6744, 4.000%, 03/01/2042	66,790	73,694
AK6568, 3.500%, 04/01/2042	55,498	59,986
AO1214, 3.500%, 04/01/2042	136,578	147,927
AK9393, 3.500%, 04/01/2042	22,941	24,837
AL4029, 4.500%, 04/01/2042	59,519	66,529
AO9553, 4.000%, 07/01/2042	223,077	245,238
AL7306, 4.500%, 09/01/2042	32,717	36,599
AP8743, 3.500%, 10/01/2042	363,143	394,097
AP7363, 4.000%, 10/01/2042	226,143	249,399

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
AQ9330, 3.500%, 01/01/2043	$46,773	$50,784
AL2897, 3.500%, 01/01/2043	42,649	46,264
AL3714, 3.500%, 01/01/2043	31,888	34,507
AB7965, 3.500%, 02/01/2043	25,542	27,714
AB8897, 3.000%, 04/01/2043	290,218	311,185
AB9046, 3.500%, 04/01/2043	69,757	76,671
AT1001, 3.500%, 04/01/2043	24,903	27,511
AT2021, 3.500%, 04/01/2043	25,128	27,246
AB9260, 3.500%, 05/01/2043	77,420	83,992
AR7218, 3.000%, 06/01/2043	145,213	157,238
AU1628, 3.000%, 07/01/2043	2,311	2,478
AS0203, 3.000%, 08/01/2043	118,337	128,137
AS0205, 3.000%, 08/01/2043	161,166	173,684
AS0212, 3.500%, 08/01/2043	60,226	65,612
AU0949, 3.500%, 08/01/2043	50,351	56,392
AU3751, 4.000%, 08/01/2043	127,870	141,219
AU6857, 4.000%, 09/01/2043	59,099	65,095
AS0531, 4.000%, 09/01/2043	63,260	69,797
AU4658, 4.500%, 09/01/2043	17,761	19,623
MA1600, 3.500%, 10/01/2043	33,318	36,090
AS1042, 4.000%, 11/01/2043	56,266	61,914
AS1333, 4.500%, 12/01/2043	25,912	28,904
AL4450, 4.500%, 12/01/2043	26,473	29,608
AS1559, 4.000%, 01/01/2044	33,804	37,400
AS2516, 4.500%, 05/01/2044	26,301	29,021
MA1926, 4.500%, 06/01/2044	25,318	27,908
AS2751, 4.500%, 06/01/2044	37,221	41,640
BM1761, 4.000%, 08/01/2044	224,167	247,413
AL6223, 4.500%, 08/01/2044	28,153	31,484
AX0118, 4.000%, 09/01/2044	187,629	206,726
AS3467, 4.000%, 10/01/2044	33,024	35,870
AX2491, 4.000%, 10/01/2044	23,034	25,032
AL6432, 4.000%, 01/01/2045	48,657	52,865
AL6520, 4.000%, 02/01/2045	193,804	210,119
AL9578, 4.000%, 06/01/2045	176,077	193,662
CA6279, 2.500%, 07/01/2045	247,817	260,962
AZ0862, 3.500%, 07/01/2045	113,182	121,358
AZ0814, 3.500%, 07/01/2045	59,745	64,559
BM1953, 3.500%, 08/01/2045	122,939	133,337
AZ4775, 3.500%, 10/01/2045	31,748	33,863
AS6311, 3.500%, 12/01/2045	46,355	49,437
CA2929, 3.500%, 12/01/2045	243,418	261,775
AS6464, 3.500%, 01/01/2046	46,960	51,134
BC4114, 3.500%, 02/01/2046	254,274	271,225
AS6795, 4.000%, 03/01/2046	160,698	172,799
BC0305, 4.000%, 03/01/2046	125,736	135,741
FM1370, 3.000%, 04/01/2046	88,942	93,825
BC0793, 3.500%, 04/01/2046	298,835	320,616
BC0835, 4.000%, 04/01/2046	242,204	263,409
AS7248, 4.000%, 05/01/2046	149,224	161,137
AS7200, 4.500%, 05/01/2046	21,288	23,171
AS7388, 3.500%, 06/01/2046	90,403	96,572
AS7401, 4.000%, 06/01/2046	109,294	117,789
AL8735, 4.000%, 06/01/2046	245,637	267,972

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
AL9282, 4.000%, 06/01/2046	$204,594	$222,160
BC7146, 3.000%, 07/01/2046	350,775	371,376
AS7580, 3.000%, 07/01/2046	279,297	295,283
AS7492, 4.000%, 07/01/2046	90,595	97,539
AS7801, 3.500%, 08/01/2046	287,014	304,957
MA2737, 3.000%, 09/01/2046	234,741	248,483
AS8056, 3.000%, 10/01/2046	147,897	156,577
MA2771, 3.000%, 10/01/2046	227,085	240,638
BM3932, 3.500%, 10/01/2046	216,101	230,326
AS8269, 3.000%, 11/01/2046	187,802	198,331
BE2975, 4.000%, 01/01/2047	219,178	240,192
AS8661, 4.000%, 01/01/2047	172,999	185,812
AS8699, 4.000%, 01/01/2047	67,881	72,899
AS8659, 4.000%, 01/01/2047	113,299	121,601
MA2872, 4.500%, 01/01/2047	150,077	164,165
AS8700, 4.500%, 01/01/2047	68,020	74,196
BE5475, 3.500%, 02/01/2047	119,159	126,730
AL9879, 3.500%, 02/01/2047	2,278,777	2,500,210
AL9916, 4.000%, 02/01/2047	264,512	287,238
AS8966, 4.000%, 03/01/2047	86,874	93,121
BD7081, 4.000%, 03/01/2047	436,066	468,129
AS8982, 4.500%, 03/01/2047	27,962	30,387
CA5843, 3.000%, 04/01/2047	333,848	352,441
FM1000, 3.000%, 04/01/2047	502,811	532,037
MA2959, 3.500%, 04/01/2047	226,306	240,666
BM5347, 3.500%, 05/01/2047	234,350	249,796
BM5784, 3.500%, 05/01/2047	271,699	288,779
AS9536, 3.500%, 05/01/2047	141,703	150,066
BM5348, 3.500%, 05/01/2047	127,176	135,231
BE3619, 4.000%, 05/01/2047	301,396	323,118
MA3008, 4.500%, 05/01/2047	48,156	52,122
AS9829, 3.500%, 06/01/2047	125,282	132,687
AS9831, 4.000%, 06/01/2047	200,188	214,473
BE3702, 4.000%, 06/01/2047	155,945	167,407
AS9664, 4.000%, 06/01/2047	90,974	97,456
BM5179, 3.000%, 07/01/2047	151,745	160,542
BE3767, 3.500%, 07/01/2047	145,233	153,827
CA0062, 4.000%, 07/01/2047	183,317	196,209
BH2623, 4.000%, 08/01/2047	135,120	144,905
CA0182, 4.000%, 08/01/2047	49,525	53,357
MA3088, 4.000%, 08/01/2047	192,459	206,713
CA0237, 4.000%, 08/01/2047	273,384	292,621
MA3121, 4.000%, 09/01/2047	328,650	351,729
MA3149, 4.000%, 10/01/2047	127,130	136,088
BH9392, 3.500%, 11/01/2047	690,845	732,007
FM1467, 3.000%, 12/01/2047	157,563	167,806
MA3210, 3.500%, 12/01/2047	348,809	369,319
BH7058, 3.500%, 12/01/2047	357,126	377,247
BJ1662, 3.500%, 12/01/2047	74,850	79,291
BM2005, 4.000%, 12/01/2047	176,609	189,022
CA4140, 3.000%, 02/01/2048	258,132	272,303
FM2897, 3.000%, 02/01/2048	513,961	543,614
BJ8783, 3.500%, 02/01/2048	189,785	200,988
CA1535, 3.500%, 02/01/2048	76,523	80,973

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
CA1218, 4.500%, 02/01/2048	$121,633	$131,631
BJ0648, 3.500%, 03/01/2048	147,219	155,788
BM3590, 3.500%, 03/01/2048	247,676	267,307
BJ0650, 3.500%, 03/01/2048	153,165	161,556
BM3900, 4.000%, 04/01/2048	209,446	224,572
CA1710, 4.500%, 05/01/2048	196,450	212,058
FM1572, 3.000%, 09/01/2048	467,315	494,912
FM2385, 3.000%, 09/01/2048	352,742	372,107
BM4991, 4.000%, 09/01/2048	46,423	49,502
CA2491, 4.500%, 10/01/2048	2,162,508	2,337,450
BM5024, 3.000%, 11/01/2048	159,156	167,894
FM2915, 3.000%, 11/01/2048	153,598	162,030
FM1239, 3.500%, 11/01/2048	242,223	256,091
BN1628, 4.500%, 11/01/2048	1,197,305	1,292,788
FM2239, 3.000%, 12/01/2048	271,583	287,102
BO2201, 3.000%, 09/01/2049	471,384	497,262
MA3834, 3.000%, 11/01/2049	788,873	832,181
MA3871, 3.000%, 12/01/2049	899,106	948,466
BO6164, 3.000%, 01/01/2050	215,238	227,055
BO8947, 3.000%, 01/01/2050	289,862	306,517
MA3905, 3.000%, 01/01/2050	756,025	797,530
BP6817, 2.500%, 05/01/2050	397,055	417,881
CA5668, 3.000%, 05/01/2050	267,305	282,081
BK2829, 2.500%, 08/01/2050	249,508	262,801
BQ0239, 2.500%, 08/01/2050	325,000	342,428
BQ0188, 3.000%, 08/01/2050	249,867	263,584
MA4120, 2.500%, 09/01/2050	275,000	289,325
MA4119, 2.000%, 09/01/2050	5,036,000	5,195,045
Fannie Mae REMICS
2012-70, 5.825% (1 Month LIBOR USD + 6.000%), 07/25/2042(c)(e)	914,677	198,579
2012-68, 5.875% (1 Month LIBOR USD + 6.050%), 07/25/2042(c)(e)	828,536	173,041
2012-130, 6.525% (1 Month LIBOR USD + 6.700%), 12/25/2042(c)(e)	799,436	172,324
2012-149, 4.000%, 01/25/2043(e)	742,362	118,782
2013-6 SB, 5.925% (1 Month LIBOR USD + 6.100%), 02/25/2043(c)(e)	700,638	140,014
2014-90, 5.975% (1 Month LIBOR USD + 6.150%), 01/25/2045(c)(e)	857,573	183,115
2016-03, 4.000%, 02/25/2046(e)	946,123	128,257
Freddie Mac Gold Pool
G1-3122, 5.000%, 04/01/2023	330	348
D9-7472, 5.500%, 12/01/2027	2,153	2,388
G1-4953, 3.500%, 01/01/2029	33,487	35,611
A6-8761, 5.500%, 09/01/2037	2,344	2,603
G0-3535, 5.500%, 10/01/2037	789	918
G0-3812, 5.500%, 02/01/2038	1,015	1,177
G0-4449, 5.500%, 07/01/2038	4,368	5,045
G0-4471, 5.500%, 07/01/2038	2,749	3,186
A8-1743, 5.500%, 09/01/2038	1,531	1,694
A8-6521, 4.500%, 05/01/2039	45,304	50,637
A8-6315, 4.500%, 05/01/2039	27,965	31,289
A9-3617, 4.500%, 08/01/2040	5,541	6,109
C0-3531, 4.000%, 10/01/2040	20,831	22,823
A9-6592, 4.000%, 02/01/2041	96,017	105,979
Q0-0285, 4.500%, 04/01/2041	7,706	8,616
Q0-0876, 4.500%, 05/01/2041	54,853	61,381
Q0-2173, 4.500%, 07/01/2041	38,742	43,354

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
Q0-3705, 4.000%, 10/01/2041	$18,175	$19,400
Q0-4674, 4.000%, 12/01/2041	127,104	138,607
C0-3795, 3.500%, 04/01/2042	245,327	266,458
Q0-7726, 4.000%, 04/01/2042	243,763	265,608
Q0-9004, 3.500%, 06/01/2042	24,692	26,791
C0-9004, 3.500%, 07/01/2042	27,394	29,671
Q0-9896, 3.500%, 08/01/2042	34,599	37,477
Q1-1348, 3.500%, 09/01/2042	58,860	63,931
Q1-4869, 3.000%, 01/01/2043	76,630	83,771
Q1-8305, 3.500%, 05/01/2043	25,915	28,146
Q1-9475, 3.500%, 06/01/2043	49,303	52,925
G6-0030, 3.500%, 07/01/2043	126,211	137,109
Q2-0857, 3.500%, 08/01/2043	28,112	31,221
Q2-0780, 3.500%, 08/01/2043	40,084	44,296
G0-8541, 3.500%, 08/01/2043	53,218	57,616
G0-7459, 3.500%, 08/01/2043	27,950	30,337
V8-0509, 4.000%, 10/01/2043	30,782	33,908
G6-0174, 4.000%, 10/01/2043	67,514	74,440
G0-8558, 4.000%, 11/01/2043	38,839	42,544
Q2-6367, 4.000%, 05/01/2044	8,860	9,782
Q2-5885, 4.500%, 05/01/2044	47,315	51,773
Q2-6513, 4.500%, 06/01/2044	18,286	19,794
Q2-9916, 4.000%, 11/01/2044	47,833	51,899
Q4-5219, 3.500%, 01/01/2045	206,810	222,353
G0-7961, 3.500%, 03/01/2045	41,498	44,965
G0-8633, 4.000%, 03/01/2045	80,085	87,626
G0-8636, 3.500%, 04/01/2045	58,362	62,302
G0-8637, 4.000%, 04/01/2045	46,177	50,082
Q3-3869, 4.000%, 06/01/2045	23,681	25,910
Q3-5225, 3.500%, 08/01/2045	33,273	35,504
G0-8659, 3.500%, 08/01/2045	160,898	171,682
G0-8660, 4.000%, 08/01/2045	175,006	190,224
V8-1873, 4.000%, 08/01/2045	42,265	46,125
V8-1992, 4.000%, 10/01/2045	558,970	607,273
G0-8672, 4.000%, 10/01/2045	32,199	34,855
G0-8676, 3.500%, 11/01/2045	72,224	77,117
G6-0480, 4.500%, 11/01/2045	25,239	28,147
G0-8681, 3.500%, 12/01/2045	52,331	55,848
G0-8682, 4.000%, 12/01/2045	60,148	65,535
Q3-8470, 4.000%, 01/01/2046	34,696	37,533
Q3-8473, 4.000%, 01/01/2046	62,729	68,329
G0-8694, 4.000%, 02/01/2046	36,011	38,966
Q3-9434, 3.500%, 03/01/2046	11,455	12,236
Q3-9644, 3.500%, 03/01/2046	288,868	308,171
G0-8693, 3.500%, 03/01/2046	12,225	13,046
Q3-9438, 4.000%, 03/01/2046	185,061	200,134
G0-8699, 4.000%, 03/01/2046	96,058	103,877
G0-8702, 3.500%, 04/01/2046	127,394	136,663
Q4-0375, 3.500%, 05/01/2046	79,151	84,368
Q4-0718, 3.500%, 05/01/2046	349,869	372,933
G0-8706, 3.500%, 05/01/2046	59,080	63,349
G0-8708, 4.500%, 05/01/2046	73,345	80,199
Q4-1208, 3.500%, 06/01/2046	165,840	176,906
Q4-5458, 4.000%, 08/01/2046	151,752	165,386

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
G0-8721, 3.000%, 09/01/2046	$110,367	$116,768
G0-8735, 4.500%, 10/01/2046	95,899	104,721
G0-8743, 4.000%, 01/01/2047	85,533	92,465
Q4-6279, 3.500%, 02/01/2047	169,234	179,434
Q4-6283, 4.000%, 02/01/2047	143,396	153,881
G0-8752, 4.000%, 03/01/2047	50,722	54,640
Q4-6539, 4.500%, 03/01/2047	24,425	26,542
G0-8757, 3.500%, 04/01/2047	25,125	26,635
G0-8758, 4.000%, 04/01/2047	394,682	423,694
G0-8759, 4.500%, 04/01/2047	41,527	45,178
G0-8762, 4.000%, 05/01/2047	316,922	340,088
V8-3204, 4.500%, 05/01/2047	85,831	92,737
G0-8767, 4.000%, 06/01/2047	253,477	271,874
Q4-9100, 4.000%, 07/01/2047	268,418	287,449
Q4-9394, 4.500%, 07/01/2047	175,558	190,190
Q4-9888, 3.500%, 08/01/2047	126,891	134,458
Q5-0109, 3.500%, 08/01/2047	32,714	34,677
Q5-0035, 3.500%, 08/01/2047	185,826	196,913
G6-1228, 4.000%, 08/01/2047	299,101	323,969
G0-8775, 4.000%, 08/01/2047	347,304	372,115
G0-8779, 3.500%, 09/01/2047	557,308	590,578
G0-8785, 4.000%, 10/01/2047	268,004	286,904
Q5-2319, 3.500%, 11/01/2047	389,359	412,186
G6-1631, 3.500%, 11/01/2047	354,506	378,823
G0-8789, 4.000%, 11/01/2047	114,920	123,254
G6-1467, 4.000%, 11/01/2047	420,284	449,665
G6-1281, 3.500%, 01/01/2048	194,893	207,401
G0-8801, 4.000%, 02/01/2048	171,889	183,738
Q5-4463, 4.000%, 02/01/2048	150,870	162,567
G6-7710, 3.500%, 03/01/2048	326,514	351,943
G0-8805, 4.000%, 03/01/2048	203,067	217,700
G6-1578, 4.500%, 08/01/2048	1,805,798	1,949,642
Q5-9893, 4.000%, 11/01/2048	1,084,758	1,157,512
G0-8853, 4.500%, 12/01/2048	1,070,658	1,156,569
G0-8887, 3.000%, 06/01/2049	961,155	1,014,089
QB-2634, 2.500%, 08/01/2050	300,000	315,836
Freddie Mac Multifamily Structured Pass Through Certificates
K-098, 1.516%, 08/25/2029(d)(e)	1,985,000	225,256
Freddie Mac Pool
ZA-7141, 3.000%, 06/01/2049	240,435	253,635
SD-8016, 3.000%, 10/01/2049	266,372	280,996
SD-8030, 3.000%, 12/01/2049	702,931	741,521
SD-8044, 3.000%, 02/01/2050	262,819	277,248
QA-7325, 3.000%, 02/01/2050	406,969	430,486
QB-0098, 2.500%, 06/01/2050	296,745	312,321
QB-1691, 2.000%, 07/01/2050	5,981,305	6,170,214
QB-1457, 2.500%, 07/01/2050	399,183	420,146
RA-2480, 2.500%, 07/01/2050	297,806	313,672
RA-2970, 2.500%, 07/01/2050	302,752	319,671
RA-3269, 2.000%, 08/01/2050	5,020,982	5,179,558
RA-3280, 2.500%, 08/01/2050	298,834	314,400
SD-8091, 2.500%, 09/01/2050	250,000	263,047

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
Freddie Mac REMICS
4073, 5.838% (1 Month LIBOR USD + 6.000%), 07/15/2042(c)(e)	$851,754	$144,414
4122, 4.000%, 10/15/2042(e)	902,603	138,015
4121, 6.038% (1 Month LIBOR USD + 6.200%), 10/15/2042(c)(e)	882,003	198,892
4159, 5.988% (1 Month LIBOR USD + 6.150%), 01/15/2043(c)(e)	469,794	103,105
4459, 4.000%, 08/15/2043(e)	762,364	108,083
4573, 3.500%, 04/15/2046(e)	964,689	131,565
4583, 5.838% (1 Month LIBOR USD + 6.000%), 05/15/2046(c)(e)	935,155	170,285
4623, 5.838% (1 Month LIBOR USD + 6.000%), 10/15/2046(c)(e)	753,949	177,034
4648, 5.838% (1 Month LIBOR USD + 6.000%), 01/15/2047(c)(e)	833,780	162,173
4905, 5.928% (1 Month LIBOR USD + 6.100%), 08/25/2049(c)(e)	768,922	134,233
Freddie Mac Structured Agency Credit Risk Debt Notes
2017-DNA2, 3.625% (1 Month LIBOR USD + 3.450%), 10/25/2029(c)	930,000	961,164
2017-HQA2, 2.825% (1 Month LIBOR USD + 2.650%), 12/25/2029(c)	469,289	467,282
2017-DNA3, 2.675% (1 Month LIBOR USD + 2.500%), 03/25/2030(c)	285,000	289,841
2017-HQA3, 2.525% (1 Month LIBOR USD + 2.350%), 04/25/2030(c)	954,938	966,886
2018-DNA1, 1.975% (1 Month LIBOR USD + 1.800%), 07/25/2030(c)	498,269	487,663
2018-HQA1, 2.475% (1 Month LIBOR USD + 2.300%), 09/25/2030(c)	773,468	765,282
Ginnie Mae
3.000%, 09/15/2042	2,380,000	2,506,252
2.000%, 09/15/2050	1,510,000	1,564,620
2.500%, 09/15/2050	2,275,000	2,397,281
Ginnie Mae II Pool
MA0699M, 3.500%, 01/20/2043	46,107	50,011
MA0783M, 3.500%, 02/20/2043	63,158	69,013
MA0934M, 3.500%, 04/20/2043	46,262	50,179
MA1376M, 4.000%, 10/20/2043	65,675	72,069
MA1861M, 2.875% (1 Year CMT Rate + 1.500%), 04/20/2044(c)	96,381	100,097
MA2893M, 4.000%, 06/20/2045	31,842	34,692
MA3035M, 4.000%, 08/20/2045	18,181	19,744
MA3245M, 4.000%, 11/20/2045	78,369	85,067
MA3663M, 3.500%, 05/20/2046	109,004	116,468
MA3803M, 3.500%, 07/20/2046	43,598	46,545
MA4510M, 3.500%, 06/20/2047	196,076	208,112
MA4511M, 4.000%, 06/20/2047	85,833	92,581
MA4586M, 3.500%, 07/20/2047	272,276	289,099
MA4652M, 3.500%, 08/20/2047	183,662	195,957
MA4778M, 3.500%, 10/20/2047	39,313	41,948
MA4900M, 3.500%, 12/20/2047	142,259	151,569
MA4962M, 3.500%, 01/20/2048	172,305	183,173
MA5530M, 5.000%, 10/20/2048	998,757	1,090,165
Government National Mortgage Association
2013-23, 3.500%, 02/20/2043(e)	986,252	153,412
2016-91, 5.922% (1 Month LIBOR USD + 6.080%), 07/20/2046(c)(e)	796,060	183,901
Uniform Mortage Backed Securities
2.000%, 09/15/2035	690,000	717,991
4.500%, 09/15/2041	145,000	156,628
3.000%, 09/15/2042	3,245,000	3,420,940
2.500%, 09/15/2046	7,020,000	7,388,550
2.000%, 09/15/2050	4,095,000	4,223,289

Total Agency Mortgage Backed Securities (Cost $107,380,168)		110,132,660

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
Municipal Bonds—2.44%
American Municipal Power, Inc.
8.084%, 02/15/2050	$20,000	$37,873
California Health Facilities Financing Authority
2.584%, 06/01/2029	210,000	225,261
2.704%, 06/01/2030	320,000	342,301
2.864%, 06/01/2031	425,000	456,216
California State University
2.965%, 11/01/2039	360,000	370,206
3.065%, 11/01/2042	315,000	324,145
Dallas/Fort Worth International Airport
3.089%, 11/01/2040	900,000	909,936
New Jersey Economic Development Authority
7.425%, 02/15/2029	225,000	281,923
Philadelphia Authority for Industrial Development
3.964%, 04/15/2026	195,000	211,364
Pierce County School District No. 10 Tacoma
2.357%, 12/01/2039	1,390,000	1,421,789
Port Authority of New York & New Jersey
1.086%, 07/01/2023	1,920,000	1,946,822
Rockwall Independent School District
2.380%, 02/15/2046	345,000	345,483
State of California Department of Water Resources
1.319%, 12/01/2028	365,000	372,081
1.409%, 12/01/2029	275,000	277,167
State of Connecticut
2.627%, 07/01/2029	115,000	126,761
2.677%, 07/01/2030	105,000	116,942
Texas Transportation Commission
2.562%, 04/01/2042	1,300,000	1,328,834
University of California
1.614%, 05/15/2030	800,000	815,456

Total Municipal Bonds (Cost $9,645,752)		9,910,560

U.S. Government Agency Issues—0.38%
Federal Home Loan Mortgage Corp.
0.375%, 07/21/2025	480,000	479,240
Federal National Mortgage Association
0.875%, 08/05/2030	575,000	565,788
Tennessee Valley Authority
5.250%, 09/15/2039	320,000	490,859

Total U.S. Government Agency Issues (Cost $1,442,180)		1,535,887

U.S. Government Notes/Bonds—9.07%
United States Treasury Inflation Indexed Bonds
0.125%, 01/15/2030	3,346,680	3,746,891
2.125%, 02/15/2040	1,085,384	1,660,064
1.375%, 02/15/2044	453,517	643,154
United States Treasury Notes/Bonds
1.500%, 09/30/2021(f)	4,555,000	4,621,330
1.375%, 01/31/2022(f)	7,805,000	7,940,368
1.625%, 11/15/2022(f)	3,320,000	3,428,808
0.250%, 06/15/2023	710,000	712,191
0.125%, 07/15/2023	97,000	96,954

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2020 (Continued)

	Principal Amount	Value
0.125%, 08/15/2023	$622,000	$621,635
0.375%, 07/31/2027	4,408,000	4,378,384
0.625%, 08/15/2030	100,000	99,336
1.125%, 05/15/2040	2,185,000	2,153,591
2.500%, 02/15/2045(f)	18,000	22,102
2.500%, 02/15/2046	60,200	74,171
2.000%, 02/15/2050(f)	3,189,000	3,610,546
1.250%, 05/15/2050(f)	3,154,000	2,996,793

Total U.S. Government Notes/Bonds (Cost $36,332,744)		36,806,318

	Shares
Investments Purchased With Collateral From Securities Lending—10.47%
Money Market Fund—10.47%
Mount Vernon Liquid Assets Portfolio, LLC, 0.190%(g)	42,511,903	42,511,903

Total Investments Purchased With Collateral From Securities Lending (Cost $42,511,903)		42,511,903

Short-Term Investments—1.26%
First American Government Obligations Fund, Class X, 0.066%(g)	5,126,390	5,126,390

Total Short-Term Investments (Cost $5,126,390)		5,126,390

Total Investments (Cost $450,012,165)—115.32%		468,041,447
Liabilities in Excess of Other Assets—(15.32)%		(62,165,013)

Total Net Assets—100.00%		$405,876,434

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at August 31, 2020.
(b)	Securities issued under Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid.
(c)	Floating rate security; the rate shown represents the rate at August 31, 2020. The coupon is based on an underlying pool of loans.
(d)	Variable rate security; the rate shown represents the rate at August 31, 2020. The coupon is based on an underlying pool of loans.
(e)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(f)	All or portion of this security is out on loan as of August 31, 2020. Total value of securities out on loan is $41,789,769.
(g)	The rate shown represents the seven day yield at August 31, 2020.
(h)	Perpetual maturity. The date referenced is the next call date.
(i)	Default or other conditions exist and security is not presently accruing income.

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Open Futures Contracts

August 31, 2020

	Number of Contracts	Expiration Month	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Futures Contracts Purchased
2 Year U.S. Treasury Note	40	December 2020	$8,186,473	$1,812
5 Year U.S. Treasury Note	69	December 2020	7,153,461	16,816
U.S. Treasury Long Bond	41	December 2020	6,145,413	(42,967)

Total Futures Contracts Purchased				$(24,339)

Futures Contracts Sold
10 Year U.S. Treasury Note	(1)	December 2020	(111,484)	$(103)
CME Ultra Long Term U.S. Treasury Bond	(14)	December 2020	(1,878,809)	60,787

Total Futures Contracts Sold				$60,684

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020

	Shares	Value
COMMON STOCKS—95.20%
Accommodation—0.26%
GreenTree Hospitality Group Ltd.—ADR	6,545	$91,499
Hyatt Hotels Corp.—Class A(c)	16,793	948,637
Melco Resorts & Entertainment Ltd.—ADR	10,738	209,606
MGM Resorts International	46,592	1,048,319

		2,298,061

Administration of Economic Programs—0.00%
Centrais Electricas Brasileiras SA—ADR	6,582	42,651

Administration of Human Resource Programs—0.02%
Hailiang Education Group, Inc.—ADR(a)	3,738	173,818

Administrative and Support Services—1.20%
51job, Inc.—ADR(a)	531	34,802
ABM Industries, Inc.	4,076	155,459
Akamai Technologies, Inc.(a)	5,459	635,591
Bilibili, Inc.—ADR(a)(c)	3,349	158,240
Booking Holdings, Inc.(a)	203	387,821
China Overseas Land & Investment Ltd.—ADR	9,727	140,882
CoStar Group, Inc.(a)	703	596,566
Criteo SA—ADR(a)	14,106	183,660
Deutsche Post AG—ADR	9,520	433,350
Essity AB—ADR (a)(e)	44,729	1,476,058
FactSet Research Systems, Inc.(c)	627	219,701
Fair Isaac Corp.(a)	800	336,632
Huami Corp.—ADR(a)	9,440	119,133
IHS Markit Ltd.(b)	4,366	348,930
Kforce, Inc.	8,370	287,426
ManpowerGroup, Inc.	7,912	580,029
ManTech International Corp.—Class A	4,434	331,885
MasterCard, Inc.—Class A	3,099	1,110,032
Orange SA—ADR	27,044	301,000
QIWI PLC—ADR	4,885	87,783
Secom Co. Ltd.—ADR	54,697	1,293,037
Sify Technologies Ltd.—ADR	6,659	7,591
Teladoc Health, Inc.(a)(c)	2,959	638,226
Teleperformance—ADR(c)	3,257	500,682
TransUnion	1,723	149,419
TTEC Holdings, Inc.	3,880	219,957
Tuniu Corp.—ADR(a)	13,839	14,669
WNS Holdings Ltd.—ADR(a)	425	28,199

		10,776,760

Air Transportation—0.15%
Alaska Air Group, Inc.	10,901	424,594
American Airlines Group, Inc.(c)	3,588	46,823
Cathay Pacific Airways Ltd.—ADR(c)	6,155	24,620
SkyWest, Inc.	8,107	272,801
Southwest Airlines Co.	7,477	280,986
United Airlines Holdings, Inc.(a)(c)	7,491	269,676

		1,319,500

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
Ambulatory Health Care Services—0.82%
Amedisys, Inc.(a)	2,144	$518,634
Chemed Corp.	436	225,460
DaVita, Inc.(a)	20,116	1,745,265
Laboratory Corp. of America Holdings(a)	3,235	568,551
LHC Group, Inc.(a)	2,795	582,589
Medpace Holdings, Inc.(a)	3,830	497,096
Novocure Ltd.(a)	4,147	343,164
Premier, Inc.(c)	9,833	322,031
Quest Diagnostics, Inc.	13,702	1,524,211
Select Medical Holdings Corp.(a)	11,245	225,687
Sonic Healthcare Ltd.—ADR	29,791	700,982
Surgery Partners, Inc.(a)(c)	7,989	152,510

		7,406,180

Amusement, Gambling, and Recreation Industries—0.04%
Las Vegas Sands Corp.	3,575	181,289
WW International, Inc.(a)	6,207	145,740

		327,029

Apparel Manufacturing—0.30%
ANTA Sports Products Ltd.—ADR	997	245,252
Carter’s, Inc.	925	73,649
G-III Apparel Group Ltd.(a)(c)	9,482	104,871
Lululemon Athletica, Inc.(a)	3,265	1,226,563
Ralph Lauren Corp.(c)	12,298	846,471
UniFirst Corp./MA	510	98,236
Zumiez, Inc.(a)(c)	5,566	142,935

		2,737,977

Beverage and Tobacco Product Manufacturing—1.44%
Boston Beer Co., Inc.—Class A(a)(c)	82	72,322
British American Tobacco PLC—ADR(c)	32,793	1,107,420
Carlsberg AS—ADR	98,243	2,748,839
Cia Cervecerias Unidas SA—ADR	13,107	173,012
Coca-Cola Amatil Ltd.—ADR	51,606	348,341
Coca-Cola Co.	12,471	617,689
Coca-Cola Femsa SAB de CV—ADR	3,048	127,376
Embotelladora Andina SA—Class A—ADR(c)	2,259	26,541
Embotelladora Andina SA—Class B—ADR	7,738	98,505
Fomento Economico Mexicano SAB de CV—ADR	1,397	81,487
Japan Tobacco, Inc.—ADR	147,332	1,368,714
Kirin Holdings Co. Ltd.—ADR(c)	67,900	1,333,556
PepsiCo, Inc.	7,881	1,103,813
Philip Morris International, Inc.	29,557	2,358,353
Swedish Match AB—ADR	28,638	1,087,385
Tsingtao Brewery Co. Ltd.—ADR	1,950	89,700
Vector Group Ltd.	17,601	177,242

		12,920,295

Broadcasting (except Internet)—0.64%
Altice USA, Inc.—Class A(a)	9,129	251,778
Comcast Corp.—Class A	37,926	1,699,463
Discovery, Inc.—Class A(a)(c)	51,728	1,141,378
Discovery, Inc.—Class C(a)(c)	68,938	1,376,692

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
DISH Network Corp.—Class A(a)	10,461	$371,575
Grupo Televisa SAB—ADR	7,478	46,513
Liberty Media Corp-Liberty SiriusXM(a)	11,282	406,096
MSG Networks, Inc.—Class A(a)(c)	15,474	150,717
Roku, Inc.(a)(c)	882	153,009
WideOpenWest, Inc.(a)	22,628	130,111

		5,727,332

Building Material and Garden Equipment and Supplies Dealers—0.61%
Fastenal Co.	4,174	203,942
Home Depot, Inc.	13,864	3,951,794
Lowe’s Companies, Inc.	7,903	1,301,545

		5,457,281

Chemical Manufacturing—8.87%
AbbVie, Inc.	28,067	2,687,977
ACADIA Pharmaceuticals, Inc.(a)(c)	3,815	151,036
Acceleron Pharma, Inc.(a)	1,474	143,671
Air Liquide SA—ADR	21,528	716,237
Air Products and Chemicals, Inc.	4,565	1,334,167
Alnylam Pharmaceuticals, Inc.(a)	381	50,536
Amgen, Inc.	10,657	2,699,631
Arkema SA—ADR	2,558	284,202
Astellas Pharma, Inc.—ADR	60,088	941,579
AstraZeneca PLC—ADR	26,504	1,484,224
Avient Corp.	8,365	213,475
Bayer AG—ADR	58,149	968,181
Biogen, Inc.(a)	7,002	2,014,055
Bio-Techne Corp.	882	225,316
Bristol-Myers Squibb Co.	25,747	1,601,463
Catalent, Inc.(a)	3,718	343,915
CF Industries Holdings, Inc.	5,940	193,822
Chugai Pharmaceutical Co. Ltd.—ADR	55,654	1,232,235
Corcept Therapeutics, Inc.(a)(c)	17,568	223,114
Coty, Inc.—Class A(c)	58,965	211,095
CSL Ltd.—ADR	13,219	1,384,955
D&L Industries, Inc.—ADR(a)	14,473	34,880
Daiichi Sankyo Co. Ltd.—ADR	24,304	2,178,124
Dr Reddy’s Laboratories Ltd.—ADR	4,514	262,579
Eastman Chemical Co.	14,012	1,024,418
Eisai Co. Ltd.—ADR(c)	14,582	1,283,070
Eli Lilly and Co.	4,936	732,453
Emergent BioSolutions, Inc.(a)	1,032	117,700
Endo International PLC(a)(b)	15,874	47,781
Gilead Sciences, Inc.	8,069	538,606
GlaxoSmithKline PLC—ADR	63,308	2,506,997
GW Pharmaceuticals PLC—ADR(a)	2,105	218,815
H Lundbeck A/S—ADR	4,784	156,700
Huntsman Corp.	10,083	217,994
Hypera SA—ADR	5,829	33,925
Immutep Ltd.—ADR(a)(c)	56,365	74,965
Innospec, Inc.	4,328	323,258
Innoviva, Inc.(a)(c)	17,143	200,745
Ironwood Pharmaceuticals, Inc.(a)	19,854	200,525

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
Jazz Pharmaceuticals PLC(a)(b)	6,109	$820,989
Johnson & Johnson	25,058	3,844,147
Kao Corp.—ADR	141,313	2,139,478
Kose Corp.—ADR	27,345	640,557
Kronos Worldwide, Inc.(c)	8,582	107,189
Kuraray Co. Ltd.—ADR	13,132	403,349
L’Oreal SA—ADR	22,355	1,480,601
Merck & Co., Inc.	31,030	2,645,928
Merck KGaA—ADR	16,864	458,364
Meridian Bioscience, Inc.	3,696	52,261
Mesoblast Ltd.—ADR(a)(c)	18,356	355,372
Mylan NV(a)(c)	16,136	264,308
Neurocrine Biosciences, Inc.(a)(c)	3,340	388,843
Novartis AG—ADR	41,470	3,568,907
Novavax, Inc.(a)(c)	841	92,796
Novo Nordisk A/S—ADR	46,361	3,061,680
Novozymes A/S—ADR	13,116	773,254
Oasmia Pharmaceutical AB—ADR	62,522	105,662
Ono Pharmaceutical Co. Ltd.—ADR(c)	85,272	854,425
Otsuka Holdings Co. Ltd.—ADR	69,622	1,522,633
Pacira BioSciences, Inc.(a)	1,941	121,351
Perrigo Co. PLC	5,716	298,947
Pfizer, Inc.	63,652	2,405,409
Prestige Consumer Healthcare, Inc.(a)(c)	6,616	241,021
Procter & Gamble Co.	13,215	1,828,031
Quidel Corp.(a)	1,823	320,775
Redhill Biopharma Ltd.—ADR(a)(c)	5,433	44,877
Regeneron Pharmaceuticals, Inc.(a)	1,691	1,048,302
Repligen Corp.(a)	5,344	827,839
Roche Holding AG—ADR	154,313	6,743,477
Sanofi—ADR	52,720	2,666,578
Santen Pharmaceutical Co. Ltd.—ADR(c)	36,994	705,106
Shin-Etsu Chemical Co. Ltd.—ADR	81,992	2,496,656
Shionogi & Co Ltd.—ADR	43,796	607,451
Sumitomo Chemical Co. Ltd.—ADR(c)	11,296	183,899
Sysmex Corp.—ADR	12,152	530,344
Takeda Pharmaceutical Co. Ltd.—ADR	46,500	865,365
Teijin Ltd.—ADR	42,875	651,700
Teva Pharmaceutical Industries Ltd.—ADR(a)	44,928	443,439
Trex Co., Inc.(a)	321	47,986
Trinity Biotech PLC—ADR(a)	97,114	187,430
UCB SA—ADR	7,180	430,513
United Therapeutics Corp.(a)	6,090	651,386
Vertex Pharmaceuticals, Inc.(a)	2,864	799,400
West Pharmaceutical Services, Inc.	30	8,519
Zoetis, Inc.	10,692	1,711,789

		79,706,754

Clothing and Clothing Accessories Stores—0.98%
ASOS PLC—ADR(a)	1,278	83,875
Buckle, Inc.(c)	9,174	171,921
Charter Communications, Inc.—Class A(a)	4,967	3,057,735
Fast Retailing Co. Ltd.—ADR	15,762	943,671
Hennes & Mauritz AB—ADR	243,512	764,628
Kering SA—ADR	11,662	719,895

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
LVMH Moet Hennessy Louis Vuitton SE—ADR	23,358	$2,194,561
Mr Price Group Ltd.—ADR	20,336	137,268
Pandora A/S—ADR	40,525	735,124

		8,808,678

Computer and Electronic Product Manufacturing—13.67%
Advanced Micro Devices, Inc.(a)	15,059	1,367,658
Alphabet, Inc.—Class A(a)	3,141	5,118,354
Alphabet, Inc.—Class C(a)	4,202	6,866,824
Amphenol Corp.—Class A	3,182	349,384
Apple, Inc.	167,768	21,648,782
Arista Networks, Inc.(a)	2,173	485,557
ASE Technology Holding Co Ltd.—ADR	29,931	123,016
Broadcom, Inc.	3,834	1,330,973
Bruker Corp.(c)	5,656	237,665
Cabot Microelectronics Corp.	796	121,223
Casio Computer Co. Ltd.—ADR(c)	4,198	662,025
ChipMOS Technologies, Inc.—ADR	6,010	116,233
Cirrus Logic, Inc.(a)	5,979	362,268
Cisco Systems, Inc.	77,419	3,268,629
Danaher Corp.	9,000	1,858,230
Daqo New Energy Corp.—ADR(a)(c)	869	98,032
Dell Technologies, Inc.—Class C(a)	605	39,978
DexCom, Inc.(a)	2,357	1,002,691
Diodes, Inc.(a)	31,999	1,563,471
Eaton Corp. PLC(b)	17,579	1,794,816
Enphase Energy, Inc.(a)(c)	3,366	259,956
Entegris, Inc.(c)	8,224	550,103
FormFactor, Inc.(a)	17,742	463,598
Fortinet, Inc.(a)	10,721	1,415,226
Fujitsu Ltd.—ADR	59,609	1,553,673
Hitachi Ltd.—ADR	18,675	1,243,297
Hoya Corp.—ADR	17,773	1,745,540
HP, Inc.	53,933	1,054,390
Infineon Technologies AG—ADR	19,635	544,479
Intel Corp.	114,151	5,815,993
International Business Machines Corp.	6,036	744,299
Jabil, Inc.	12,946	442,106
JinkoSolar Holding Co. Ltd.—ADR(a)	4,473	102,163
Keysight Technologies, Inc.(a)(c)	12,014	1,183,619
Koninklijke Philips NV—ADR	5,850	277,817
Kyocera Corp.—ADR	22,083	1,267,569
L3Harris Technologies, Inc.	1,454	262,796
Lattice Semiconductor Corp.(a)	6,376	182,354
Logitech International SA(b)	4,892	365,824
Lumentum Holdings, Inc.(a)	6,064	521,504
Marvell Technology Group Ltd.(b)	43,820	1,699,340
Maxim Integrated Products, Inc.	4,292	293,744
Medtronic PLC(b)	30,867	3,317,276
Methode Electronics, Inc.	10,139	287,035
Microchip Technology, Inc.(c)	8,469	929,049
Micron Technology, Inc.(a)	47,109	2,143,931
MKS Instruments, Inc.	2,392	285,916
Monolithic Power Systems, Inc.	1,211	323,494
Motorola Solutions, Inc.	7,425	1,149,019

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
NetApp, Inc.	12,743	$603,891
Nitto Denko Corp.—ADR	45,551	1,387,028
NTT DOCOMO, Inc.—ADR	49,518	1,381,711
NVIDIA Corp.	5,652	3,023,707
Olympus Corp.—ADR(a)	65,712	1,300,670
Omron Corp.—ADR	21,768	1,600,764
OSI Systems, Inc.(a)(c)	3,074	242,078
Panasonic Corp.—ADR	144,903	1,345,859
Plexus Corp.(a)	3,660	278,416
Power Integrations, Inc.(c)	10,126	566,752
Qorvo, Inc.(a)	18,261	2,342,338
QUALCOMM, Inc.	21,915	2,610,077
Rohm Co. Ltd.—ADR	14,596	480,938
Sanmina Corp.(a)	5,440	153,952
Seagate Technology PLC	42,125	2,021,579
Seiko Epson Corp.—ADR	110,394	654,636
Semiconductor Manufacturing International Corp.—ADR(a)	4,706	75,598
Sequans Communications SA—ADR(a)	14,689	88,428
Sharp Corp.—ADR	113,288	344,407
Skyworks Solutions, Inc.	11,035	1,598,420
Sony Corp.—ADR	42,618	3,351,479
Square, Inc.(a)	2,304	367,626
STMicroelectronics NV—ADR	21,330	645,233
Sumitomo Electric Industries Ltd.—ADR	33,761	396,354
Super Micro Computer, Inc.(a)	8,369	229,227
Taiwan Semiconductor Manufacturing Co. Ltd.—ADR	66,888	5,300,874
TDK Corp.—ADR	10,399	1,082,848
Telefonaktiebolaget LM Ericsson—ADR	103,838	1,209,713
Teradyne, Inc.	9,539	810,529
Texas Instruments, Inc.	5,056	718,710
Thermo Fisher Scientific, Inc.	5,931	2,544,281
Trane Technologies PLC	13,608	1,611,051
Trimble, Inc.(a)	40,513	2,123,286
TTM Technologies, Inc.(a)(c)	11,452	131,240
United Microelectronics Corp.—ADR	131,511	465,549
Vishay Intertechnology, Inc.	15,240	243,688
Western Digital Corp.	6,380	245,120
Zebra Technologies Corp.—Class A(a)	1,758	503,720
ZTE Corp.—ADR	706	4,031

		122,926,727

Construction of Buildings—1.56%
ACS Actividades de Construccion y Servicios SA—ADR	96	465
Balfour Beatty PLC—ADR	21,898	128,322
Barratt Developments PLC—ADR(c)	20,807	293,483
China State Construction International Holdings Ltd.—ADR	617	24,180
Daito Trust Construction Co. Ltd.—ADR	17,123	380,131
Daiwa House Industry Co. Ltd.—ADR(c)	29,972	801,166
DR Horton, Inc.	28,252	2,016,345
frontdoor, Inc.(a)	4,215	183,648
KB Home	10,760	384,778
Lennar Corp.—Class A	27,092	2,027,023
Lennar Corp.—Class B	12,708	753,584
MDC Holdings, Inc.	11,894	515,962
Meritage Homes Corp.(a)	6,463	620,642

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
NVR, Inc.(a)	175	$729,460
Persimmon PLC—ADR	7,528	537,048
PulteGroup, Inc.	41,841	1,865,690
Sekisui House Ltd.—ADR	69,378	1,372,990
Sun Hung Kai Properties Ltd.—ADR	52,326	701,953
Taylor Morrison Home Corp.(a)	11,274	265,277
Toll Brothers, Inc.	1,827	77,136
TRI Pointe Group, Inc.(a)	18,637	314,593
Tutor Perini Corp.(a)	5,624	70,581

		14,064,457

Couriers and Messengers—0.04%
FedEx Corp.	1,478	324,924

Credit Intermediation and Related Activities—5.00%
Absa Group Ltd.—ADR	10,083	94,377
Agricultural Bank of China Ltd.—ADR	29,530	246,280
Ally Financial, Inc.	7,640	174,803
Ameriprise Financial, Inc.(c)	17,626	2,763,757
Banco BBVA Argentina SA—ADR(a)(c)	57,819	194,850
Banco Bradesco SA—ADR	15,805	56,266
Banco de Chile—ADR	13,793	231,309
Banco do Brasil SA—ADR	5,815	35,094
Banco Macro SA—ADR	8,680	164,486
Banco Santander Chile—ADR	13,451	206,876
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand—ADR(c)	17,453	56,199
Bank Mandiri Persero Tbk PT—ADR	71,946	581,324
Bank of America Corp.	60,010	1,544,657
Bank of East Asia Ltd.—ADR	139,939	316,262
Bank of New York Mellon Corp.	36,090	1,334,608
Bank Rakyat Indonesia Persero Tbk PT—ADR	38,692	461,596
Barclays PLC—ADR	12,786	74,415
BNP Paribas SA—ADR	54,558	1,192,900
BOC Hong Kong Holdings Ltd.—ADR	14,504	816,287
China Construction Bank Corp.—ADR	29,558	414,403
China Merchants Bank Co. Ltd.—ADR	14,885	354,784
Citigroup, Inc.	7,155	365,764
Comerica, Inc.	816	32,256
Commercial International Bank Egypt SAE—ADR	42,733	183,325
Commonwealth Bank of Australia—ADR(c)	28,528	1,431,820
Credit Suisse Group AG—ADR	140,005	1,535,855
Danske Bank A/S—ADR(a)	89,789	686,886
DNB ASA—ADR(a)	94,776	1,509,308
Encore Capital Group, Inc.(a)(c)	8,422	386,907
Fifth Third Bancorp	22,734	469,684
FinVolution Group—ADR	61,306	116,481
First Financial Bankshares, Inc.(c)	3,760	113,834
Fulton Financial Corp.	35,743	349,567
Grupo Aval Acciones y Valores SA—ADR	63,832	310,862
Grupo Financiero Banorte SAB de CV—ADR(a)	6,881	120,073
Grupo Financiero Galicia SA—ADR(a)	16,512	170,569
Hachijuni Bank Ltd.—ADR	23,239	899,349
Hang Seng Bank Ltd.—ADR	41,030	645,349
HDFC Bank Ltd.—ADR(a)	11,575	574,120

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
ICICI Bank Ltd.—ADR	44,157	$474,246
Industrial & Commercial Bank of China Ltd.—ADR	49,221	547,338
International Bancshares Corp.	5,846	184,617
Intesa Sanpaolo SpA—ADR	10,964	142,022
Itau CorpBanca Chile SA—ADR	9,048	39,359
KB Financial Group, Inc.—ADR	10,876	336,612
Macquarie Group Ltd.—ADR	272	25,266
Malayan Banking Bhd—ADR	15,066	53,023
Mechel PJSC—ADR(a)	24,445	41,312
Mitsubishi UFJ Financial Group, Inc.—ADR	598,848	2,503,184
Mizuho Financial Group, Inc.—ADR	576,060	1,578,404
Nedbank Group Ltd.—ADR	4,466	25,305
OneMain Holdings, Inc.	21,297	619,317
PennyMac Financial Services, Inc.	9,975	525,882
PNC Financial Services Group, Inc.	10,711	1,191,063
Popular, Inc.	3,889	144,049
Sberbank of Russia PJSC—ADR(a)	60,664	740,101
Shinhan Financial Group Co. Ltd.—ADR	12,015	299,414
Skandinaviska Enskilda Banken AB—ADR	137,868	1,380,059
SLM Corp.	36,321	277,492
Societe Generale SA—ADR	17,945	58,298
Standard Bank Group Ltd.—ADR	2,732	16,802
State Street Corp.	23,710	1,614,413
Sumitomo Mitsui Financial Group, Inc.—ADR	39,641	233,089
Sumitomo Mitsui Trust Holdings, Inc.—ADR	327,541	959,531
Svenska Handelsbanken AB—ADR	410,563	2,056,920
Swedbank AB—ADR(a)	80,411	1,362,564
Synchrony Financial	33,349	827,389
Turkiye Garanti Bankasi AS—ADR(a)	25,648	23,776
UBS Group AG(a)(b)	92,483	1,123,668
Valley National Bancorp(c)	45,751	343,590
Visa, Inc.(c)	4,039	856,228
Washington Federal, Inc.	1,080	25,326
Western Union Co.(c)	121,646	2,869,629
Westpac Banking Corp.—ADR	149	1,898
Woori Financial Group, Inc.—ADR(c)	10,078	216,979

		44,935,707

Crop Production—0.00%
SLC Agricola SA—ADR	5,568	26,058

Data Processing, Hosting and Related Services—0.20%
21Vianet Group, Inc.—ADR(a)	3,629	84,229
Bitauto Holdings Ltd.—ADR(a)	1,430	22,551
Cogent Communications Holdings, Inc.	5,075	341,345
Fang Holdings Ltd.—ADR(a)	141	1,641
Hewlett Packard Enterprise Co.	72,307	699,209
HMS Holdings Corp.(a)	3,876	108,102
Inovalon Holdings, Inc.—Class A(a)	4,674	115,658
Mercury Fintech Holding, Inc.—ADR(a)	19,600	45,864
Sciplay Corp.—Class A(a)	15,513	204,539
Sohu.com Ltd.—ADR(a)	1,203	24,228
Trivago NV—ADR(a)	21,577	39,702
Zai Lab Ltd.—ADR(a)	1,087	86,275

		1,773,343

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
Educational Services—0.12%
ATA Creativity Global—ADR(a)	21,057	$24,216
Bright Scholar Education Holdings Ltd.—ADR	2,391	18,554
China Distance Education Holdings Ltd.—ADR	15,385	142,311
Cogna Educacao—ADR	13,872	13,557
New Oriental Education & Technology Group, Inc.—ADR(a)	3,705	543,265
TAL Education Group—ADR(a)	4,736	349,564
Tarena International, Inc.—ADR(a)	4,761	7,903

		1,099,370

Electrical Equipment, Appliance, and Component Manufacturing—1.30%
ABB Ltd.—ADR	76	1,938
Alstom SA—ADR	4,385	24,205
AMETEK, Inc.	220	22,154
Atos SE—ADR	2,926	50,854
BYD Co. Ltd.—ADR	9,928	205,212
Emerson Electric Co.	9,350	649,545
Encore Wire Corp.	2,422	124,999
Generac Holdings, Inc.(a)	4,691	891,196
GrafTech International Ltd.(c)	8,414	56,037
Helen of Troy Ltd.(a)(b)	1,641	339,392
Hubbell, Inc.	5,349	775,177
Husqvarna AB—ADR	20,672	456,438
Mitsubishi Electric Corp.—ADR	53,539	1,473,929
Murata Manufacturing Co. Ltd.—ADR	128,760	1,904,360
Regal Beloit Corp.	2,512	248,336
Resideo Technologies, Inc.(a)	897	11,984
Schneider Electric SE—ADR	78,108	1,931,611
Taiyo Yuden Co Ltd.—ADR	5,785	622,611
Viomi Technology Co. Ltd.—ADR(a)	9,131	56,247
Whirlpool Corp.(c)	7,461	1,325,968
Yaskawa Electric Corp.—ADR(c)	7,229	520,994

		11,693,187

Electronics and Appliance Stores—0.29%
Aaron’s, Inc.	737	41,191
Best Buy Co., Inc.	19,381	2,149,547
Sega Sammy Holdings, Inc.—ADR(a)	139,717	396,796

		2,587,534

Fabricated Metal Product Manufacturing—0.91%
Alfa Laval AB—ADR	56,272	1,375,288
Atkore International Group, Inc.(a)	9,465	252,999
Axon Enterprise, Inc.(a)	6	514
Builders FirstSource, Inc.(a)	19,803	606,368
Crown Holdings, Inc.(a)	14,809	1,138,072
LIXIL Group Corp.—ADR(c)	9,328	343,597
Materion Corp.	2,474	135,056
Parker Hannifin Corp.	1,568	323,024
Simpson Manufacturing Co, Inc.	1,463	143,871
SKF AB—ADR	74,276	1,486,389
Snap-on, Inc.(c)	10,662	1,580,855
Timken Co.	15,575	844,009

		8,230,042

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
Food and Beverage Stores—1.14%
Carrefour SA—ADR	312,758	$1,019,591
J Sainsbury PLC—ADR	67,182	658,384
Koninklijke Ahold Delhaize NV—ADR	94,657	2,846,336
Kroger Co.	66,823	2,384,244
Seven & i Holdings Co. Ltd.—ADR	109,829	1,767,149
Sprouts Farmers Market, Inc.(a)	8,199	191,447
Weis Markets, Inc.(c)	12,088	595,092
Wm Morrison Supermarkets PLC—ADR(c)	59,297	764,546

		10,226,789

Food Manufacturing—2.42%
Archer-Daniels-Midland Co.	16,124	721,710
Beyond Meat, Inc.(a)	914	124,167
BRF SA—ADR(a)	1,802	6,487
Campbell Soup Co.(c)	26,603	1,399,584
Conagra Foods, Inc.	47,002	1,802,996
CP Pokphand Co. Ltd.—ADR	4,501	11,613
Darling Ingredients, Inc.(a)	15,998	511,456
Fresh Del Monte Produce, Inc.	3,458	80,191
General Mills, Inc.	30,299	1,937,621
Hormel Foods Corp.(c)	3,917	199,689
JBS SA—ADR	8,833	71,813
JM Smucker Co.(c)	3,464	416,304
Kellogg Co.	2,400	170,184
Kraft Heinz Co.	37,425	1,311,372
Marfrig Global Foods SA—ADR(a)	23,008	73,626
Mondelez International, Inc.—Class A	28,377	1,657,784
Nestle SA—ADR	48,584	5,849,757
Pilgrim’s Pride Corp.(a)	10,539	168,624
Premier Foods PLC—ADR(a)	94,397	522,015
Tate & Lyle PLC—ADR	34,122	1,226,345
Tiger Brands Ltd.—ADR	1,632	16,940
Tyson Foods, Inc.—Class A	30,802	1,934,365
Wilmar International Ltd.—ADR	46,600	1,531,276

		21,745,919

Food Services and Drinking Places—0.12%
Brinker International, Inc.(c)	3,224	145,209
Chipotle Mexican Grill, Inc.(a)	707	926,368
Texas Roadhouse, Inc.	12	756

		1,072,333

Funds, Trusts, and Other Financial Vehicles—0.72%
Garmin Ltd.(b)	14,266	1,478,100
Geberit AG—ADR	14,163	820,463
JPMorgan Chase & Co.	22,972	2,301,564
Lonza Group AG—ADR	10,635	660,859
NN Group NV—ADR	55,294	1,038,698
Principal Financial Group, Inc.	3,180	133,910
Woolworths Holdings Ltd.—ADR	31,405	59,984

		6,493,578

Furniture and Home Furnishings Stores—0.08%
RH(a)(c)	746	246,590
Ryohin Keikaku Co. Ltd.—ADR	9,771	152,331

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
Williams-Sonoma, Inc.(c)	3,884	$340,860

		739,781

Furniture and Related Product Manufacturing—0.54%
Ethan Allen Interiors, Inc.	14,139	201,339
Fortune Brands Home & Security, Inc.	22,493	1,891,211
HNI Corp.	5,272	167,913
La-Z-Boy, Inc.	5,197	168,903
Masco Corp.	35,951	2,095,944
Steelcase, Inc.—Class A(c)	17,743	185,414
Tempur Sealy International, Inc.(a)	2,134	182,542

		4,893,266

General Merchandise Stores—1.70%
BJ’s Wholesale Club Holdings, Inc.(a)	5,771	256,290
Colruyt SA—ADR	58,332	923,396
Costco Wholesale Corp.	7,166	2,491,332
Dollar General Corp.	3,621	731,007
Dollar Tree, Inc.(a)	5,120	492,902
Kohl’s Corp.(c)	31,051	663,249
Pan Pacific International Holdings Corp.—ADR	35,840	839,373
PriceSmart, Inc.	3,384	222,498
Target Corp.	18,278	2,763,816
Tesco PLC—ADR	102,292	898,625
Wal-Mart de Mexico SAB de CV—ADR	9,820	236,073
Walmart, Inc.	34,437	4,781,577

		15,300,138

Health and Personal Care Stores—0.30%
Aspen Pharmacare Holdings Ltd.—ADR(a)	6,357	50,634
CVS Health Corp.	42,340	2,630,161
Rite Aid Corp.(a)	4,918	64,032

		2,744,827

Heavy and Civil Engineering Construction—0.34%
Alliance Global Group, Inc.—ADR(a)	3,615	23,009
Guangdong Investment Ltd.—ADR	687	53,933
JGC Holdings Corp.—ADR	31,553	691,957
KBR, Inc.	18,339	458,292
MasTec, Inc.(a)(c)	6,848	316,446
Primoris Services Corp.	1,988	37,891
RWE AG—ADR	22,563	894,626
Skanska AB—ADR	28,397	582,706
Xinyuan Real Estate Co. Ltd.—ADR	10,873	22,616

		3,081,476

Hospitals—0.26%
Encompass Health Corp.	7,681	501,108
HCA Healthcare, Inc.	7,478	1,014,914
Tenet Healthcare Corp.(a)(c)	6,042	170,264
Universal Health Services, Inc.—Class B	6,107	673,907

		2,360,193

Insurance Carriers and Related Activities—5.33%
Admiral Group PLC—ADR(c)	13,372	471,898
Ageas SA/NV—ADR	5,504	231,746

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
AIA Group Ltd.—ADR	41,179	$1,680,515
Allstate Corp.	27,544	2,561,592
American International Group, Inc.	12,942	377,130
Anthem, Inc.	3,792	1,067,524
Arch Capital Group Ltd.(a)(b)	18,675	589,010
Arthur J. Gallagher & Co.	2,726	287,048
Assurant, Inc.(c)	424	51,541
Athene Holding Ltd.—Class A(a)(b)	6,650	243,124
Aviva PLC—ADR	132,325	1,012,286
Berkshire Hathaway, Inc.—Class B(a)	7,110	1,550,264
Centene Corp.(a)	10,222	626,813
Cigna Corp.	9,575	1,698,318
CNO Financial Group, Inc.(c)	2,998	48,867
Direct Line Insurance Group PLC—ADR(c)	9,379	148,376
eHealth, Inc.(a)(c)	449	28,341
Employers Holdings, Inc.	4,428	144,264
Equitable Holdings, Inc.	67,351	1,427,168
Essent Group Ltd.(b)	2,966	105,886
Everest Re Group Ltd.(b)	2,460	541,397
Fanhua, Inc.—ADR	3,550	72,030
First American Financial Corp.	15,997	840,962
Genworth Financial, Inc.—Class A(a)	24,940	75,319
Gjensidige Forsikring ASA—ADR(a)	48,990	1,046,181
Globe Life, Inc.	5,190	428,071
Hannover Rueck SE—ADR	11,459	977,338
Hartford Financial Services Group, Inc.	41,040	1,660,068
Hilltop Holdings, Inc.	15,391	317,055
Horace Mann Educators Corp.	4,136	161,552
Humana, Inc.	5,478	2,274,301
Kemper Corp.	3,581	278,100
Marsh & McLennan Companies, Inc.	11,588	1,331,577
MetLife, Inc.	57,919	2,227,565
MGIC Investment Corp.	10,438	95,716
Molina Healthcare, Inc.(a)	2,377	439,674
MS&AD Insurance Group Holdings, Inc.—ADR	119,203	1,648,577
Muenchener Rueckversicherungs-Gesellschaft AG—ADR	82,682	2,387,029
National General Holdings Corp.	24,586	837,153
National Western Life Group, Inc.—Class A	1,224	269,268
Ping An Insurance Group Co. of China Ltd.—ADR	38,304	819,323
Progressive Corp.	13,382	1,271,825
QBE Insurance Group Ltd.—ADR	3,444	26,570
Radian Group, Inc.	13,386	206,680
RenaissanceRe Holdings Ltd.(b)	1,056	194,029
Safety Insurance Group, Inc.	909	65,812
Suncorp Group Ltd.—ADR	675	4,607
T&D Holdings, Inc.—ADR	229,244	1,196,654
Third Point Reinsurance Ltd.(a)(b)	16,788	143,705
Tokio Marine Holdings, Inc.—ADR	47,865	2,204,183
UnitedHealth Group, Inc.	17,663	5,520,572
Unum Group	2,536	46,865
White Mountains Insurance Group Ltd.(b)	259	230,873
Willis Towers Watson PLC	6,450	1,325,669
Zurich Insurance Group AG—ADR	66,068	2,448,472

		47,966,483

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
Leather and Allied Product Manufacturing—0.13%
Deckers Outdoor Corp.(a)	2,009	$409,574
NIKE, Inc.—Class B	2,356	263,613
Skechers U.S.A., Inc.—Class A(a)	6,582	196,473
Tapestry, Inc.	21,905	322,661

		1,192,321

Machinery Manufacturing—4.04%
ACCO Brands Corp.	5,800	37,584
Advantest Corp.—ADR	20,039	956,261
Applied Materials, Inc.	39,947	2,460,735
Arcosa, Inc.	3,611	167,153
ASML Holding NV—ADR	7,630	2,854,994
Astec Industries, Inc.	1,329	70,065
Atlas Copco AB—Class A—ADR	31,001	1,439,066
Atlas Copco AB—Class B—ADR(c)	21,000	846,300
Brooks Automation, Inc.	8,305	428,787
Canon, Inc.—ADR	9,723	166,847
Caterpillar, Inc.	6,912	983,647
Cummins, Inc.	13,089	2,712,696
Daikin Industries Ltd.—ADR(c)	132,592	2,490,197
Dover Corp.	9,848	1,081,704
ESCO Technologies, Inc.	2,402	215,988
Evoqua Water Technologies Corp.(a)	738	15,099
Fabrinet(a)	6,938	484,134
FANUC Corp.—ADR	66,704	1,170,655
FMC Corp.	6,607	706,024
FUJIFILM Holdings Corp.—ADR	21,730	1,033,991
General Electric Co.(c)	107,854	683,794
Hexagon AB—ADR(c)	1,426	103,385
II-VI, Inc.(a)(c)	3,803	169,234
Illinois Tool Works, Inc.	1,025	202,489
ITT, Inc.	2,678	168,205
KLA Corp.	7,100	1,456,493
Komatsu Ltd.—ADR	39,398	855,985
Konica Minolta, Inc.—ADR	24,971	160,564
Lam Research Corp.	6,487	2,181,838
Makita Corp.—ADR	27,021	1,248,554
Manitowoc Co., Inc.(a)	15,732	148,195
Nikon Corp.—ADR	22,295	171,449
NSK Ltd.—ADR	12,024	183,967
Pentair PLC	2,002	90,370
Rexnord Corp.	7,685	222,558
Ricoh Co Ltd.—ADR	60,991	457,433
Sandvik AB—ADR	82,303	1,620,307
SMC Corp.—ADR	68,180	1,881,087
Techtronic Industries Co. Ltd.—ADR	14,891	936,495
THK Co. Ltd.—ADR	46,235	540,487
Tokyo Electron Ltd.—ADR	35,387	2,269,014
Weichai Power Co. Ltd.—ADR	13,923	223,186

		36,297,016

Management of Companies and Enterprises—0.83%
American Equity Invesment Life Holding Co.	870	20,802
Asahi Kasei Corp.—ADR	43,747	745,449

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
ATN International, Inc.	1,433	$83,114
Autohome, Inc.—ADR(c)	1,691	135,686
Citizens Financial Group, Inc.	750	19,403
easyJet PLC—ADR	32,659	282,500
Four Seasons Education Cayman, Inc.—ADR	5,798	5,657
Goldman Sachs Group, Inc.	4,822	987,883
Jupai Holdings Ltd.—ADR(a)	33,900	57,969
Kitov Pharma Ltd.—ADR(a)	3,309	14,362
Legal & General Group PLC—ADR	21,530	311,431
Morgan Stanley(c)	61,688	3,223,815
Puxin Ltd.—ADR(a)	3,875	34,410
Qudian, Inc.—ADR(a)(c)	8,055	12,807
Sky Solar Holdings Ltd.—ADR(a)	3,834	22,237
Xerox Holdings Corp.	76,478	1,442,375
YDUQS Participacoes SA—ADR	15,382	77,371

		7,477,271

Merchant Wholesalers, Durable Goods—1.87%
Acorn International, Inc.—ADR	8,464	119,173
Arcelik AS—ADR	9,175	129,276
ASM Pacific Technology Ltd.—ADR(c)	4,492	144,014
Avnet, Inc.	1,886	51,884
Cie Generale des Etablissements Michelin SCA—ADR	4,118	92,964
Coloplast A/S—ADR	57,113	971,778
Dongfeng Motor Group Co. Ltd.—ADR	7,177	249,401
Ferguson PLC—ADR	187,774	1,846,757
Geely Automobile Holdings Ltd.—ADR	9,279	391,945
Glencore PLC—ADR	7,307	34,233
GMS, Inc.(a)	11,257	298,198
Henry Schein, Inc.(a)	24,161	1,605,257
Huntington Ingalls Industries, Inc.	1,616	244,856
Jefferies Financial Group, Inc.	24,138	423,381
Johnson Controls International PLC(b)	27,289	1,111,481
Knowles Corp.(a)	16,942	255,147
Kone OYJ—ADR	19,098	820,355
LafargeHolcim Ltd.—ADR	145,439	1,372,944
LKQ Corp.(a)	44,238	1,404,114
Mitsui & Co. Ltd.—ADR	3,191	1,151,884
Reliance Steel & Aluminum Co.	4,374	458,701
Schnitzer Steel Industries, Inc.—Class A	3,879	76,571
TE Connectivity Ltd.(b)	8,175	789,704
Unicharm Corp.—ADR	223,555	1,960,576
Volkswagen AG—ADR	27,544	493,864
Warrior Met Coal, Inc.	9,121	141,102
WESCO International, Inc.(a)	1,161	54,393
WW Grainger, Inc.	269	98,301

		16,792,254

Merchant Wholesalers, Nondurable Goods—1.11%
Allakos, Inc.(a)(c)	1,462	130,966
AmerisourceBergen Corp.	7,011	680,277
Arrowhead Pharmaceuticals, Inc.(a)(c)	4,305	181,843
Brenntag AG—ADR	38,836	485,062
Central Garden & Pet Co.(a)	2,734	101,595
Core-Mark Holding Co, Inc.	818	27,338

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
ITOCHU Corp.—ADR	53,144	$2,806,003
KOC Holding AS—ADR	5,844	58,382
LyondellBasell Industries NV—Class A	1,788	117,078
McKesson Corp.	7,874	1,208,187
Nu Skin Enterprises, Inc.—Class A	5,039	238,194
Orkla ASA—ADR	233,792	2,372,988
Suntory Beverage & Food Ltd.—ADR	57,095	1,096,509
United Natural Foods, Inc.(a)	4,201	75,828
Universal Corp.	4,894	212,449
World Fuel Services Corp.	5,939	156,790

		9,949,489

Mining (except Oil and Gas)—1.18%
Anglo American Platinum Ltd.—ADR	14,088	176,523
Anglo American PLC—ADR	141,701	1,707,497
AngloGold Ashanti Ltd.—ADR	4,558	134,507
Arch Resources, Inc.(c)	1,732	65,244
BHP Group Ltd.—ADR	30,690	1,689,791
BHP Group PLC—ADR	37,882	1,709,615
Cia de Minas Buenaventura SAA—ADR	52	732
DRDGOLD Ltd.—ADR	24,791	375,584
Gold Fields Ltd.—ADR	6,479	84,421
Impala Platinum Holdings Ltd.—ADR	19,428	179,322
Newcrest Mining Ltd.—ADR(c)	17,976	424,883
Newmont Corp.	25,971	1,747,329
Peabody Energy Corp.	2,758	7,198
Polyus PJSC—ADR	1,142	131,341
Rio Tinto PLC—ADR	32,561	1,993,710
Summit Materials, Inc.(a)	5,955	88,670
Vedanta Ltd.—ADR	8,411	58,961
Yanzhou Coal Mining Co. Ltd.—ADR	9,315	71,755

		10,647,083

Miscellaneous Manufacturing—1.21%
Acushnet Holdings Corp.(c)	13,547	478,074
Ansell Ltd.—ADR	3,141	358,938
BioTelemetry, Inc.(a)(c)	2,529	100,098
Brady Corp.—Class A	9,214	432,044
Cellect Biotechnology Ltd.—ADR(a)(c)	6,202	13,334
Chow Tai Fook Jewellery Group Ltd.—ADR	20,011	217,920
Cochlear Ltd.—ADR	736	53,360
ConvaTec Group PLC—ADR	6,041	62,132
DENTSPLY SIRONA, Inc.	3,143	141,026
Edwards Lifesciences Corp.(a)	5,086	436,582
Getinge AB—ADR	28,542	634,203
Haemonetics Corp.(a)	3,986	357,385
Insulet Corp.(a)	1,535	335,014
Merit Medical Systems, Inc.(a)(c)	1,010	49,591
Nintendo Co., Ltd.—ADR	40,051	2,678,691
ResMed, Inc.	3,704	669,609
Sonova Holding AG—ADR	5,234	244,428
Stanley Black & Decker, Inc.(c)	2,758	444,865
STERIS PLC	3,917	625,310
Tandem Diabetes Care, Inc.(a)(c)	2,203	248,322
Terumo Corp.—ADR(c)	26,605	1,085,085

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
Yamaha Corp.—ADR	13,028	$635,975
Zimmer Biomet Holdings, Inc.	3,889	547,882

		10,849,868

Miscellaneous Store Retailers—0.02%
ODP Corp.	7,746	181,101
Sally Beauty Holdings, Inc.(a)(c)	3,097	34,563

		215,664

Motion Picture and Sound Recording Industries—0.12%
Netflix, Inc.(a)	1,984	1,050,647

Motor Vehicle and Parts Dealers—0.67%
Asbury Automotive Group, Inc.(a)(c)	4,475	473,410
Auto Trader Group PLC—ADR(c)	85,140	160,915
AutoNation, Inc.(a)(c)	10,839	616,306
AutoZone, Inc.(a)	488	583,799
CarMax, Inc.(a)	8,206	877,467
Carvana Co.(a)(c)	2,034	439,263
Group 1 Automotive, Inc.	5,009	432,978
Lithia Motors, Inc.—Class A	2,998	746,382
Murphy USA, Inc.(a)	3,422	461,491
Penske Automotive Group, Inc.(c)	5,932	279,812
Peugeot SA—ADR	18,362	315,643
Rush Enterprises, Inc.—Class A	7,190	347,421
Rush Enterprises, Inc.—Class B	537	22,441
Sonic Automotive, Inc.—Class A	4,299	181,676
Tractor Supply Co.	341	50,751

		5,989,755

Nonmetallic Mineral Product Manufacturing—0.30%
AGC, Inc.—ADR	90,260	505,456
Anhui Conch Cement Co. Ltd.—ADR	7,985	289,065
CRH PLC—ADR	14,026	520,365
Legrand SA—ADR	15,798	263,511
Loma Negra Cia Industrial Argentina SA—ADR(a)	16,323	78,840
Semen Indonesia Persero Tbk PT—ADR	9,629	138,850
TOTO Ltd.—ADR	14,706	646,329
Wienerberger AG—ADR(a)	50,197	264,036

		2,706,452

Nonstore Retailers—2.02%
Amazon.com, Inc.(a)	3,625	12,509,729
Baozun, Inc.—ADR(a)(c)	5,606	232,313
Copart, Inc.(a)	8,511	879,357
eBay, Inc.(c)	10,930	598,745
Etsy, Inc.(a)	2,112	252,806
Insight Enterprises, Inc.(a)	6,630	396,507
JD.com, Inc.—ADR(a)	21,653	1,702,792
Lands’ End, Inc.(a)	4,348	58,176
MonotaRO Co. Ltd.—ADR	16,398	645,917
Pinduoduo, Inc.—ADR(a)(c)	2,769	246,275
Systemax, Inc.	1,200	26,628
Zalando SE—ADR(a)	1,702	74,386
ZOZO, Inc.—ADR	96,882	547,771

		18,171,402

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
Nursing and Residential Care Facilities—0.11%
Acadia Healthcare Co., Inc.(a)	8,853	$273,646
Brookdale Senior Living, Inc.(a)	21,853	60,096
Ensign Group, Inc.	6,630	388,120
National HealthCare Corp.	2,354	149,950
Omnicell, Inc.(a)(c)	1,803	120,224

		992,036

Oil and Gas Extraction—1.12%
Apache Corp.	8,009	118,533
Berry Corp.(c)	15,283	60,215
Cabot Oil & Gas Corp.	10,316	195,695
Cheniere Energy, Inc.(a)	5,930	308,657
CNOOC Ltd.—ADR	814	92,112
Continental Resources, Inc.(c)	51,691	888,051
Devon Energy Corp.	33,782	367,210
Ecopetrol SA—ADR	19,302	219,850
EOG Resources, Inc.	14,679	665,546
Equinor ASA—ADR(c)	34,842	559,214
Gazprom Neft PJSC—ADR	8,882	187,410
Marathon Oil Corp.(c)	144,853	764,824
Matador Resources Co.(a)(c)	16,420	159,767
Ovintiv, Inc.(c)	20,978	232,436
PDC Energy, Inc.(a)	5,912	89,508
Phillips 66	1,683	98,405
Pioneer Natural Resources Co.	11,520	1,197,274
QEP Resources, Inc.	117,578	152,851
Sasol Ltd.—ADR	9,982	80,056
Southwestern Energy Co.(a)	28,186	78,357
Surgutneftegas PJSC—ADR	52,042	261,147
Tatneft PJSC—ADR(c)	6,536	289,525
TOTAL SE—ADR	69,110	2,734,682
Woodside Petroleum Ltd.—ADR	8,758	124,758
WPX Energy, Inc.(a)	27,295	151,760
YPF SA—ADR	2,548	14,218

		10,092,061

Other Information Services—1.41%
Alibaba Group Holding Ltd.—ADR(a)	21,966	6,304,902
Chegg, Inc.(a)(c)	1,853	136,640
Facebook, Inc.—Class A(a)	19,835	5,815,622
j2 Global, Inc.(a)(c)	5,573	390,054
Phoenix New Media Ltd.—ADR	27,967	42,230

		12,689,448

Paper Manufacturing—0.96%
Boise Cascade Co.	7,862	360,080
Graphic Packaging Holding Co.(c)	13,926	194,685
Greif, Inc.—Class A	6,611	243,615
Greif, Inc.—Class B	1,502	61,627
Hengan International Group Co. Ltd.—ADR	3,437	134,043
International Paper Co.(c)	24,981	906,061
Kimberly-Clark Corp.	13,168	2,077,384
Kimberly-Clark de Mexico SAB de CV—ADR	6,630	52,877
P H Glatfelter Co.	8,460	126,815

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
Packaging Corp. of America	10,687	$1,081,952
Smurfit Kappa Group PLC—ADR	8,133	292,869
Stora Enso OYJ—ADR(c)	55,840	823,417
Svenska Cellulosa AB SCA—ADR(c)(e)	77,779	1,009,571
Tredegar Corp.	11,857	200,739
WestRock Co.	36,074	1,094,125

		8,659,860

Performing Arts, Spectator Sports, and Related Industries—0.08%
Flutter Entertainment PLC—ADR(c)	2,627	221,455
MultiChoice Group—ADR	4,742	27,504
OPAP SA—ADR	28,047	130,419
Penn National Gaming, Inc.(a)	1,336	68,270
TEGNA, Inc.	18,859	236,114

		683,762

Personal and Laundry Services—0.00%
Moody’s Corp.	120	35,357

Petroleum and Coal Products Manufacturing—1.03%
Chevron Corp.	8,670	727,673
ConocoPhillips	32,964	1,249,006
HollyFrontier Corp.	37,295	890,232
Marathon Petroleum Corp.	26,323	933,414
Murphy Oil Corp.(c)	10,529	144,668
Neste OYJ—ADR	16,596	443,611
OMV AG—ADR(a)(c)	37,936	1,238,041
Owens Corning	6,823	461,508
PBF Energy, Inc.—Class A	7,730	66,169
Royal Dutch Shell PLC—Class A—ADR	28,321	840,567
Royal Dutch Shell PLC—Class B—ADR	46,365	1,302,857
Valero Energy Corp.(c)	18,258	960,188

		9,257,934

Pipeline Transportation—0.35%
ENN Energy Holdings Ltd.—ADR	27,493	1,209,967
Orsted A/S—ADR	40,040	1,878,035
Transportadora de Gas del Sur SA—Class B—ADR(a)	8,008	37,638

		3,125,640

Plastics and Rubber Products Manufacturing—0.25%
Berry Global Group, Inc.(a)	5,275	271,874
Bridgestone Corp.—ADR	72,006	1,137,695
Carlisle Cos, Inc.(c)	1,305	170,890
Newell Brands, Inc.	41,005	655,259

		2,235,718

Postal Service—0.02%
Royal Mail PLC—ADR	44,550	216,068

Primary Metal Manufacturing—0.52%
Allegheny Technologies, Inc.(a)	8,402	69,989
APERAM SA—ADR(c)	19,719	584,866
ArcelorMittal SA—ADR	4,713	59,195
Cia Siderurgica Nacional SA—ADR	17,766	48,501
Commercial Metals Co.	31,422	655,777
Grupo Simec SAB de CV—ADR	984	5,904

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
Howmet Aerospace, Inc.	5,244	$91,874
Kaiser Aluminum Corp.	1,309	84,143
Kubota Corp.—ADR	11,011	994,983
MMC Norilsk Nickel PJSC—ADR	10,221	266,717
Nucor Corp.	18,346	834,009
Ossen Innovation Co. Ltd.—ADR(a)	5,631	17,625
POSCO—ADR	3,248	125,503
Sumitomo Metal Mining Co. Ltd.—ADR	74,965	571,233
Ternium SA—ADR(a)	7,347	131,364
Usinas Siderurgicas de Minas Gerais SA Usiminas—ADR	13,517	24,985
Vallourec SA—ADR(a)	10,026	61,409
Viavi Solutions, Inc.(a)	4,808	64,115

		4,692,192

Printing and Related Support Activities—0.20%
Dai Nippon Printing Co. Ltd.—ADR	108,487	1,144,538
Toppan Printing Co. Ltd.—ADR	87,053	664,650

		1,809,188

Professional, Scientific, and Technical Services—3.00%
Accenture PLC—Class A(b)	14,595	3,501,779
Adaptimmune Therapeutics PLC—ADR(a)	12,237	106,462
AirNet Technology, Inc.—ADR(a)	417	434
Alexion Pharmaceuticals, Inc.(a)	9,011	1,029,236
AMN Healthcare Services, Inc.(a)	4,663	251,056
Bio-Rad Laboratories, Inc.—Class A(a)	1,697	863,077
Booz Allen Hamilton Holding Corp.	8,478	746,573
CACI International, Inc.—Class A(a)	2,090	489,457
Cadence Design System, Inc.(a)	11,068	1,227,552
CDW Corp.	16,487	1,873,749
CGG SA—ADR(a)	388,217	344,543
Cheetah Mobile, Inc.—ADR	8,828	17,126
China Finance Online Co Ltd.—ADR(a)	564	4,540
Chorus Ltd.—ADR	653	18,333
Cognizant Technology Solutions Corp.—Class A	22,956	1,534,838
EPAM Systems, Inc.(a)	182	59,532
Experian PLC—ADR	14,628	543,138
FTI Consulting, Inc.(a)	3,845	441,252
Galapagos NV—ADR(a)	1,104	147,009
Genetic Technologies Ltd.—ADR(a)	2,167	8,928
Genmab A/S—ADR(a)	34,242	1,292,978
Gravity Co. Ltd.—ADR(a)	10,048	894,071
HealthStream, Inc.(a)	3,059	63,367
Imperial Holdings Ltd.—ADR	18,759	36,486
Jacobs Engineering Group, Inc.	16,231	1,465,173
Jardine Strategic Holdings Ltd.—ADR	156	1,576
Juniper Networks, Inc.(c)	24,357	608,925
Leidos Holdings, Inc.(c)	23,074	2,087,966
Materialise NV—ADR(a)(c)	5,002	203,381
Maxar Technologies, Inc.	7,603	176,009
MAXIMUS, Inc.	5,943	460,880
Meggitt PLC—ADR	2,680	20,716
Mitie Group PLC—ADR	13,526	29,419
Momo, Inc.—ADR	1,823	37,189
Natera, Inc.(a)	1,337	85,180

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
National CineMedia, Inc.	27,817	$100,419
NeoGenomics, Inc.(a)	8,835	344,123
NetEase, Inc.—ADR	1,609	783,921
NIC, Inc.	5,434	116,179
Nice Ltd.—ADR(a)	2,581	593,243
Omnicom Group, Inc.	2,084	112,724
Pintec Technology Holdings Ltd.—ADR(a)	6,075	5,771
Resources Connection, Inc.	12,063	148,254
Science Applications International Corp.	2,769	231,101
ServiceNow, Inc.(a)	2,106	1,015,134
Summit Therapeutics PLC—ADR(a)	3,313	11,430
Sykes Enterprises, Inc.(a)	5,820	192,671
Synaptics, Inc.(a)(c)	2,189	186,787
Syneos Health, Inc.(a)	7,129	449,840
SYNNEX Corp.(a)	4,196	533,521
Trade Desk, Inc.—Class A(a)(c)	741	356,643
Unisys Corp.(a)(c)	19,625	228,828
Virtu Financial, Inc.(c)	4,223	109,080
VTech Holdings Ltd.—ADR	19,571	114,490
Wipro Ltd.—ADR	42,207	181,490
Worley Ltd.—ADR	49,668	352,891
Yiren Digital Ltd.—ADR(a)	18,669	60,861
Zealand Pharma A/S—ADR(a)	1,318	50,440

		26,951,771

Publishing Industries (except Internet)—5.04%
Activision Blizzard, Inc.	26,105	2,180,290
Adobe, Inc.(a)	6,119	3,141,432
ANSYS, Inc.(a)(c)	1,967	666,833
Appfolio, Inc.—Class A(a)	2,912	489,303
Autodesk, Inc.(a)	409	100,491
Citrix Systems, Inc.	10,733	1,558,432
CSG Systems International, Inc.	6,009	255,803
DocuSign, Inc.(a)	1,422	317,106
Electronic Arts, Inc.(a)	10,789	1,504,742
F5 Networks, Inc.(a)	5,076	671,707
John Wiley & Sons, Inc.	10,185	322,355
Konami Holdings Corp.—ADR	13,812	532,058
LogMeIn, Inc.	3,841	330,518
Microsoft Corp.	86,403	19,486,468
MiX Telematics Ltd.—ADR	6,018	59,999
MSCI, Inc.	2,790	1,041,423
New York Times Co.—Class A(c)	5,084	220,290
News Corp.	43,741	661,364
News Corp.—Class B	1,799	27,111
NortonLifeLock, Inc.	116,092	2,730,484
Nuance Communications, Inc.(a)(c)	20,626	617,955
Opera Ltd.—ADR(a)(c)	3,063	27,690
Oracle Corp.	44,775	2,562,026
Paycom Software, Inc.(a)	1,758	526,451
SAP SE—ADR	2,116	350,008
SS&C Technologies Holdings, Inc.(c)	18,600	1,185,192
Synopsys, Inc.(a)	9,412	2,082,876
Take-Two Interactive Software, Inc.(a)	1,436	245,829
Trend Micro, Inc.—ADR	9,295	573,037

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
Veeva Systems, Inc.—Class A(a)	2,385	$673,214
Vipshop Holdings Ltd.—ADR(a)	11,988	197,922

		45,340,409

Rail Transportation—0.14%
CSX Corp.	1,606	122,795
Kansas City Southern	2,396	436,168
Norfolk Southern Corp.	3,158	671,169

		1,230,132

Real Estate—0.49%
CBRE Group, Inc.—Class A(a)	48,319	2,272,442
City Developments Ltd.—ADR	30,904	179,243
Gafisa SA—ADR	140	266
Hang Lung Properties Ltd.—ADR	5,627	78,272
IRSA Propiedades Comerciales SA—ADR	2,506	19,647
Jones Lang LaSalle, Inc.	2,060	212,262
Mitsubishi Estate Co. Ltd.—ADR	54,523	851,376
Newmark Group, Inc.	59,964	265,641
Realogy Holdings Corp.	19,235	213,124
Walker & Dunlop, Inc.	5,506	301,619

		4,393,892

Rental and Leasing Services—0.64%
Air Lease Corp.(c)	7,228	224,646
Ashtead Group PLC—ADR	3,909	544,524
Brambles Ltd.—ADR	23,220	378,486
Cardtronics PLC—Class A(a)(b)(c)	4,346	94,352
Fly Leasing Ltd.—ADR(a)	25,612	185,431
Localiza Rent a Car SA—ADR	4,344	38,779
McGrath RentCorp.	1,262	83,746
Navient Corp.	19,852	180,455
ORIX Corp.—ADR	30,222	1,878,599
Rent-A-Center, Inc.	10,243	314,460
Triton International Ltd.(b)	12,462	449,380
United Rentals, Inc.(a)	7,706	1,364,347

		5,737,205

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—3.07%
111, Inc.—ADR(a)	3,730	22,977
360 Finance, Inc.—ADR(a)	11,859	148,238
Aramark	20,248	558,035
Artisan Partners Asset Management, Inc.—Class A	12,609	488,094
Astra International, Tbk PT—ADR	47,015	322,758
BB Seguridade Participacoes SA—ADR	32,492	161,323
Bidvest Group Ltd.—ADR	4,939	78,333
BlackRock, Inc.	596	354,137
Blackstone Group, Inc.—Class A	5,221	276,452
Brighthouse Financial, Inc.(a)	5,641	171,261
CK Hutchison Holdings Ltd.—ADR	38,020	245,761
Clicks Group Ltd.—ADR	4,021	108,768
Credit Agricole SA—ADR	158,200	801,504
Daiwa Securities Group, Inc.—ADR	351,081	1,565,821
Delek Group Ltd.—ADR(a)	23,324	55,931
Deutsche Bank AG(b)	6,562	62,536

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
Deutsche Boerse AG—ADR	50,583	$956,272
Eaton Vance Corp.	1,852	75,969
Fidelity National Financial, Inc.(c)	16,223	532,601
First Pacific Co. Ltd.—ADR	237,701	325,056
Franklin Resources, Inc.(c)	13,290	279,887
Futu Holdings Ltd.—ADR(a)(c)	10,866	349,559
GDS Holdings Ltd.—ADR(a)(c)	998	80,778
Genting Bhd—ADR	22,808	96,095
Hexindai, Inc.—ADR(a)	64	114
Hong Kong Exchanges & Clearing Ltd.—ADR	29,483	1,472,085
Houlihan Lokey, Inc.	1,905	111,633
Indivior PLC—ADR(a)	15,606	162,302
iQIYI, Inc.—ADR(a)(c)	2,031	43,971
Janus Henderson Group PLC(c)	5,331	110,458
Japan Exchange Group, Inc.—ADR	97,154	1,253,530
Leju Holdings Ltd.—ADR(a)	35,863	84,995
LexinFintech Holdings Ltd.—ADR(a)(c)	9,733	76,015
LPL Financial Holdings, Inc.	7,654	628,853
MarketAxess Holdings, Inc.	1,755	852,825
NASDAQ, Inc.	1,884	253,247
Nomura Holdings, Inc.—ADR	445,303	2,297,764
OneSmart International Education Group Ltd.—ADR(a)	6,351	26,928
Piper Jaffray Cos.	4,910	370,460
Raymond James Financial, Inc.	6,852	518,833
Recruit Holdings Co. Ltd.—ADR(c)	283,319	2,149,541
RISE Education Cayman Ltd.—ADR(a)	9,314	59,144
S&P Global, Inc.	5,282	1,935,430
Sea Ltd.—ADR(a)	7,189	1,098,551
Secoo Holding Ltd.—ADR(a)(c)	5,222	14,883
Sibanye Stillwater Ltd.—ADR	8,915	109,744
Singapore Exchange Ltd.—ADR	9,230	891,157
Stifel Financial Corp.(c)	24,182	1,226,269
T Rowe Price Group, Inc.	15,581	2,169,032
TechnoPro Holdings, Inc.—ADR	49,264	523,676
Virtus Investment Partners, Inc.	613	86,985
Waddell & Reed Financial, Inc.—Class A(c)	17,622	277,547
WH Group Ltd.—ADR	1,839	31,392
Wuxi Biologics Cayman, Inc.—ADR(a)(c)	4,414	228,690
Xiaomi Corp.—ADR(a)(c)	23,723	371,265
Yintech Investment Holdings Ltd.—ADR	3,702	26,988

		27,582,453

Space Research and Technology—0.01%
GSX Techedu, Inc.—ADR(a)(c)	626	53,460

Specialty Trade Contractors—0.15%
EMCOR Group, Inc.	8,437	632,859
Quanta Services, Inc.	13,999	717,449

		1,350,308

Sporting Goods, Hobby, Musical Instrument, and Book Stores—0.02%
Michaels Cos., Inc.(a)(c)	12,703	142,909

Support Activities for Agriculture and Forestry—0.02%
Corteva, Inc.	7,515	214,553

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
Support Activities for Mining—0.80%
China Shenhua Energy Co. Ltd.—ADR	14,745	$97,759
Diamondback Energy, Inc.	723	28,168
Epiroc AB—ADR	51,053	759,158
Fortescue Metals Group Ltd.—ADR	49,548	1,327,886
Gazprom PJSC—ADR	89,203	434,419
Inpex Corp.—ADR	210,165	1,319,836
Liberty Oilfield Services, Inc.—Class A(c)	7,821	50,445
LUKOIL PJSC—ADR	11,022	741,009
Nabors Industries Ltd.(b)(c)	2,737	109,425
NexTier Oilfield Solutions, Inc.(a)	15,334	38,642
Pampa Energia SA—ADR(a)(c)	10,467	120,266
Patterson-UTI Energy, Inc.	10,540	40,579
ProPetro Holding Corp.(a)	15,237	95,688
Santos Ltd.—ADR(c)	239,963	988,648
Tullow Oil PLC—ADR	50,158	6,521
Vale SA—ADR	13,281	146,091
Wesfarmers Ltd.—ADR(c)	51,038	910,518

		7,215,058

Support Activities for Transportation—0.24%
DSV PANALPINA A/S—ADR	12,115	944,850
Grupo Aeroportuario del Centro Norte SAB de CV—ADR(a)	3,597	131,146
Grupo Aeroportuario del Pacifico SAB de CV—ADR	1,325	102,661
Grupo Aeroportuario del Sureste SAB de CV—ADR(a)	69	7,829
Hub Group, Inc.—Class A(a)	7,204	387,863
XPO Logistics, Inc.(a)	6,470	571,107
ZTO Express Cayman, Inc.—ADR	548	18,374

		2,163,830

Telecommunications—4.12%
58.com, Inc.—ADR(a)	2,559	141,666
Acacia Communications, Inc.(a)	681	45,954
Advanced Info Service PCL—ADR	1,075	6,235
America Movil SAB de CV—Class A—ADR	1,312	15,912
AT&T, Inc.	196,405	5,854,832
Bezeq The Israeli Telecommunication Corp. Ltd.—ADR(a)	82,871	465,818
CenturyLink, Inc.(c)	248,275	2,668,956
China Mobile Ltd.—ADR	10,109	354,118
China Unicom Hong Kong Ltd.—ADR	12,128	85,866
Chunghwa Telecom Co. Ltd.—ADR	20,917	772,255
Deutsche Telekom AG—ADR	35,479	625,857
GCI Liberty, Inc.—Class A(a)	3,642	294,201
Hellenic Telecommunications Organization SA—ADR	16,397	134,328
Integer Holdings Corp.(a)	5,443	376,982
Iridium Communications, Inc.(a)	2,558	71,650
JOYY, Inc.—ADR(c)	2,727	232,995
KDDI Corp.—ADR	144,897	2,102,455
KT Corp.—ADR	21,903	215,526
Magyar Telekom Telecommunications PLC—ADR	28,873	178,048
Mobile TeleSystems PJSC—ADR	42,794	398,840
MTN Group Ltd.—ADR	40,145	146,730
Nippon Telegraph & Telephone Corp.—ADR	63,415	1,442,076
Partner Communications Co. Ltd.—ADR	24,328	103,151
PayPal Holdings, Inc.(a)	144	29,396

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
PCCW Ltd.—ADR	39,390	$245,597
PLDT, Inc.—ADR	11,013	325,875
Renren, Inc.—ADR(a)	43,107	82,765
RingCentral, Inc.—Class A(a)	493	143,350
Rostelecom PJSC—ADR	23,100	181,132
SK Telecom Co. Ltd.—ADR	12,340	283,450
SoftBank Group Corp.—ADR	68,671	2,124,680
Spark New Zealand Ltd.—ADR	7,754	125,925
Swisscom AG—ADR(c)	9,515	528,347
Telecom Argentina SA—ADR	1,373	9,281
Telecom Italia SpA/Milano—ADR	56,010	267,134
Telecom Italia SpA/Milano—ADR	81,747	380,949
Telekomunikasi Indonesia Persero Tbk PT—ADR	22,603	450,478
Telenor ASA—ADR	19,701	322,598
Telephone and Data Systems, Inc.	4,862	112,458
Tencent Holdings Ltd.—ADR	61,676	4,214,937
The9 Ltd.—ADR(a)	35,459	16,669
TIM Participacoes SA—ADR	4,965	64,744
T-Mobile US, Inc.(a)	18,592	2,169,314
Turkcell Iletisim Hizmetleri AS—ADR	16,753	81,755
Twilio, Inc.—Class A(a)	725	195,576
United States Cellular Corp.(a)	5,375	195,543
Verizon Communications, Inc.	84,760	5,023,725
ViacomCBS, Inc.—Class A	664	20,279
ViacomCBS, Inc.—Class B(c)	18,756	522,355
Vodacom Group Ltd.—ADR	11,633	88,178
Vodafone Group PLC—ADR	24,031	354,938
XL Axiata Tbk PT—ADR	67,556	224,624
Z Holdings Corp.—ADR	89,365	1,177,831
Zoom Video Communications, Inc.(a)	939	305,269

		37,003,603

Textile Mills—0.04%
Toray Industries, Inc.—ADR	43,024	408,715

Textile Product Mills—0.10%
Hermes International—ADR(c)	5,885	506,993
Mohawk Industries, Inc.(a)	4,044	373,383

		880,376

Transportation Equipment Manufacturing—3.13%
Aisin Seiki Co. Ltd.—ADR	13,207	454,717
Aptiv PLC	2,395	206,257
BorgWarner, Inc.(c)	25,455	1,033,218
Brilliance China Automotive Holdings Ltd.—ADR	8,304	74,694
Dana, Inc.(a)	15,332	213,881
General Dynamics Corp.	1,434	214,168
General Motors Co.	29,283	867,655
Gentex Corp.	19,022	514,545
Great Wall Motor Co. Ltd.—ADR	25,387	272,276
Greenbrier Cos, Inc.(c)	2,498	67,921
Honda Motor Co. Ltd.—ADR	81,781	2,091,958
Isuzu Motors Ltd.—ADR	31,571	310,343
Kawasaki Heavy Industries Ltd.—ADR	32,617	182,655
LCI Industries	1,220	138,629

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
Lear Corp.	8,806	$1,003,268
Lockheed Martin Corp.	5,641	2,201,457
Mazda Motor Corp.—ADR	62,710	198,791
Meritor, Inc.(a)	6,784	154,404
Moog, Inc.—Class A	698	42,082
Navistar International Corp.(a)	1,844	58,971
Niu Technologies—ADR(a)	8,835	182,619
Oshkosh Corp.	7,052	543,075
PACCAR, Inc.	30,055	2,579,921
Raytheon Technologies Corp.	11,202	683,322
Shimano, Inc.—ADR	54,385	1,149,699
Subaru Corp.—ADR	43,703	450,141
Suzuki Motor Corp.—ADR(c)	2,944	485,127
Tata Motors Ltd.—ADR(a)	26,569	258,782
Tesla, Inc.(a)	5,755	2,867,831
Thor Industries, Inc.(c)	4,792	452,509
Toyota Industries Corp.—ADR	11,305	659,873
Toyota Motor Corp.—ADR	44,606	5,907,172
Trinity Industries, Inc.(c)	7,499	153,504
Volvo AB—ADR	77,878	1,485,920

		28,161,385

Truck Transportation—0.28%
JB Hunt Transport Services, Inc.	5,898	828,904
Old Dominion Freight Lines, Inc.	2,937	593,803
Saia, Inc.(a)(c)	1,012	135,810
Schneider National, Inc.	13,530	366,122
Werner Enterprises, Inc.	13,211	607,838

		2,532,477

Utilities—2.62%
AGL Energy Ltd.—ADR(c)	78,603	856,772
Alliant Energy Corp.	6,742	365,079
Avista Corp.	8,550	315,153
China Gas Holdings Ltd.—ADR	419	28,397
Cia de Saneamento Basico do Estado de Sao Paulo—ADR	7,818	68,017
Cia Energetica de Minas Gerais—ADR	12,561	25,624
CLP Holdings Ltd.—ADR(c)	90,232	886,584
Duke Energy Corp.(c)	27,380	2,199,709
Edison International	9,658	506,852
EDP Energias de Portugal SA—ADR	450	22,829
Électricité de France SA—ADR	79,875	163,744
Empresa Distribuidora Y Comercializadora Norte—ADR(a)	5,315	17,327
Enel Americas SA—ADR	7,880	56,027
Enel Chile SA—ADR(c)	26,505	99,924
Enel SpA—ADR	250,842	2,258,833
Engie SA—ADR(a)	51,520	719,734
Entergy Corp.	13,016	1,290,406
Evergy, Inc.	23,512	1,251,309
Exelon Corp.	1,049	38,719
Hawaiian Electric Industries, Inc.	8,294	287,055
Hong Kong & China Gas Co. Ltd.—ADR	53,145	74,004
Iberdrola SA—ADR	41,445	2,091,679
Kinder Morgan, Inc.	22,584	312,111
MDU Resources Group, Inc.	17,417	411,390

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
NextEra Energy, Inc.	4,782	$1,334,991
NorthWestern Corp.	9,794	505,762
NRG Energy, Inc.	39,583	1,362,051
Otter Tail Corp.	2,713	105,400
Petrofac Ltd.—ADR	134,923	138,971
PG&E Corp.(a)	29,173	270,142
Portland General Electric Co.	15,793	602,503
PPL Corp.	40,003	1,105,283
RusHydro PJSC—ADR(a)(c)	81,231	77,169
Southern Co.(c)	28,176	1,470,224
Suez SA—ADR(a)	28,217	237,307
Tenaga Nasional Bhd—ADR	1,985	20,465
Tokyo Gas Co. Ltd.—ADR	65,531	720,186
Vistra Corp.	63,405	1,219,278

		23,517,010

Waste Management and Remediation Services—0.06%
Republic Sevices, Inc.	5,493	509,311

Water Transportation—0.20%
AP Moeller—Maersk A/S—ADR(c)	53,276	406,762
Carnival Corp.	29,616	488,072
Central Puerto SA—ADR	12,311	30,901
Norwegian Cruise Line Holdings Ltd.(a)(b)	35,534	607,986
Royal Caribbean Cruises Ltd.(a)	3,883	267,306

		1,801,027

Wood Product Manufacturing—0.11%
American Woodmark Corp.(a)	1,711	149,713
Cavco Industries, Inc.(a)	611	116,646
Koppers Holdings, Inc.(a)	9,035	217,382
UFP Industries, Inc.	9,089	539,432

		1,023,173

Total Common Stocks (Cost $712,047,960)		856,029,991

Preferred Stocks—0.23%
Air Transportation—0.00%
Gol Linhas Aereas Inteligentes SA—ADR, 0.052%(c)(d)	1,419	9,252

Credit Intermediation and Related Activities—0.04%
Bancolombia SA—ADR, 5.344%(d)	11,783	330,631

Management of Companies and Enterprises—0.04%
Azul SA—ADR(a)(c)(d)	1,229	14,932
Porsche Automobil Holding SE—ADR, 5.770%(d)	54,309	329,928

		344,860

Merchant Wholesalers, Durable Goods—0.10%
Volkswagen AG—ADR, 2.920%(c)(d)	54,054	899,458

Oil and Gas Extraction—0.02%
Surgutneftegas PJSC—ADR, 2.639%(d)	47,748	238,740

Primary Metal Manufacturing—0.01%
Gerdau SA—ADR, 0.893%(d)	28,654	100,289

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
Utilities—0.02%
Cia Energetica de Minas Gerais—ADR, 5.288%(d)	12,125	$23,765
Cia Paranaense de Energia—ADR, 4.415%(d)	11,700	132,327

		156,092

Total Preferred Stocks (Cost $2,282,156)		2,079,322

Exchange-Traded Funds—1.00%
iShares MSCI EAFE ETF(c)	46,500	3,021,570
iShares Russell 1000 ETF	23,016	4,491,572
iShares Russell 2000 ETF(c)	6,092	946,880
Vanguard FTSE Emerging Markets ETF	11,463	506,550

Total Exchange-Traded Funds (Cost $8,760,126)		8,966,572

Real Estate Investment Trusts—1.83%
Accommodation—0.05%
Host Hotels & Resorts, Inc.	36,705	412,197

Funds, Trusts, and Other Financial Vehicles—0.95%
Corporate Office Properties Trust	11,357	279,836
Cyrela Brazil Realty SA Empreendimentos e Participacoes	15,842	69,855
DiamondRock Hospitality Co.	13,467	71,375
Duke Realty Corp.	14,333	552,537
Equity Residential	19,753	1,115,057
Essex Property Trust, Inc.	1,843	399,028
Extra Space Storage, Inc.(c)	714	76,077
First Industrial Realty Trust, Inc.	3,922	167,273
Franklin Street Properties Corp.(c)	18,301	81,073
Highwoods Properties, Inc.	4,962	184,884
Kimco Realty Corp.	121,289	1,454,256
Lexington Realty Trust	130,358	1,482,171
LTC Properties, Inc.	5,219	190,441
Mid-America Apartment Communities, Inc.	11,608	1,359,529
Pennsylvania Real Estate Investment Trust(c)	24,805	27,285
Simon Property Group, Inc.(c)	139	9,431
Sun Communities, Inc.	5,648	842,004
Taubman Centers, Inc.	2,020	77,366
Urstadt Biddle Properties, Inc.—Class A	3,442	32,011
Washington Real Estate Investment Trust	4,244	93,113

		8,564,602

Professional, Scientific, and Technical Services—0.00%
CoreCivic, Inc.	4,199	39,093

Real Estate—0.63%
American Finance Trust, Inc.	13,287	90,817
American Homes 4 Rent	13,481	386,096
Brixmor Property Group, Inc.	36,378	429,260
Cousins Properties, Inc.	4,027	120,206
Gaming and Leisure Properties, Inc.	15,264	554,846
Investors Real Estate Trust	974	69,251
Invitation Homes, Inc.	28,013	802,012
Kite Realty Group Trust	21,499	241,649
Life Storage, Inc.	746	78,651
Office Properties Income Trust	11,534	274,971
Physicians Realty Trust(c)	315	5,717
Piedmont Office Realty Trust, Inc.—Class A	39,742	608,449

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

	Shares	Value
Retail Value, Inc.	10,191	$129,528
RPT Realty	44,891	263,061
Sabra Health Care REIT, Inc.(c)	3,720	55,168
SITE Centers Corp.	13,467	101,137
VEREIT, Inc.	28,666	192,636
VICI Properties, Inc.	16,740	373,972
Welltower, Inc.	5,443	313,081
WP Carey, Inc.	7,686	533,178

		5,623,686

Social Assistance—0.02%
GEO Group, Inc.	14,473	161,519

Telecommunications—0.16%
American Tower Corp.	3,971	989,375
Equinix, Inc.	176	139,001
SBA Communications Corp.	461	141,098
Uniti Group, Inc.	17,883	175,611

		1,445,085

Warehousing and Storage—0.02%
Iron Mountain, Inc.(c)	7,222	217,310

Total Real Estate Investment Trusts (Cost $17,984,174)		16,463,492

Rights—0.00%
Chemical Manufacturing—0.00%
Aratana Therapeutics, Inc.(a)(e)	18,388	4,597

Total Rights (Cost $0)		4,597

Investments Purchased With Collateral From Securities Lending—11.91%
Money Market Fund—11.91%
Mount Vernon Liquid Assets Portfolio, LLC, 0.190%(f)	107,042,537	107,042,537

Total Investments Purchased With Collateral From Securities Lending (Cost $107,042,537)		107,042,537

Short-Term Investments—1.60%
First American Government Obligations Fund, Class X, 0.066%(f)	14,343,368	14,343,368

Total Short-Term Investments (Cost $14,343,368)		14,343,368

Total Investments (Cost $862,460,321)—111.77%		1,004,929,879
Liabilities in Excess of Other Assets—(11.77)%		(105,857,335)

Total Net Assets—100.00%		$899,072,544

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or portion of this security is out on loan as of August 31, 2020. Total value of securities out on loan is $103,425,434.
(d)	Perpetual preferred stock with no stated maturity.
(e)	Represents an illiquid security. The total market value of these securities were $2,490,226, representing 0.28% of net assets.
(f)	The rate shown represents the seven day yield at August 31, 2020.

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2020 (Continued)

Abbreviations
AB	Aktiebolag is a Swedish term for a stock company.
ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
A/S	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
ASA	Allmennaksjeselskap is a Norwegian term for a stock company.
KGaA	Kommanditgesellschaft auf Aktien is a German term that refers to a Limited Partnership that has shares.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
OYJ	Julkinen osakeyhtio is a Finnish term for publicly-traded companies.
PJSC	An abbreviation used by many countries to signify an open joint-stock company.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a publicly traded company.
SAB de CV	Sociedad Anonima de Capital Variable is a Spanish term for an SA with variable capital.
SE	Societas Europea is a term for a European Public Limited Liability Company.
SpA	Soicieta per Azioni is an Italian term for limited share company.

The accompanying notes are an integral part of these financial statements.

PMC Funds

August 31, 2020

Statements of Assets and Liabilities

	Core Fixed Income Fund	Diversified Equity Fund
Assets
Investments, at value(1)(2)	$468,041,447	$1,004,929,879
Foreign currencies(3)	3,500	—
Receivables:
Investments sold	6,059,732	5,626
Dividends and interest	2,743,417	1,888,853
Cash collateral held at broker for futures contracts	1,193,644	—
Fund shares sold	712,646	682,645
Securities lending	2,531	124,927
Other Assets	32,264	29,328

Total Assets	478,789,181	1,007,661,258

Liabilities
Payables:
Investments purchased	29,877,195	—
Fund shares redeemed	130,796	453,629
Collateral on securities loaned	42,511,903	107,042,537
Custodian	—	329,114
Affiliates	144,230	198,482
Adviser	163,236	407,825
Distributor	27,223	49,220
Accrued expenses and other liabilities	58,164	107,907

Total Liabilities	72,912,747	108,588,714

Net Assets	$405,876,434	$899,072,544

Net assets consist of:
Paid-in capital	$367,022,967	$797,002,788
Total distributable earnings	38,853,467	102,069,756

Net assets	$405,876,434	$899,072,544

Advisor Class Shares
Net assets	121,266,870	235,017,563
Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	6,555,443	9,176,505
Net asset value and redemption price per share	$18.50	$25.61

Institutional Class Shares
Net assets	284,609,564	664,054,981
Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	15,412,321	25,949,599
Net asset value and redemption price per share	$18.47	$25.59

(1) Cost of investments	$450,012,165	$862,460,321

(2) Includes loaned securities with a value of	$41,789,769	$103,425,434

(3) Cost of foreign currencies	$3,355	—

The accompanying notes are an integral part of these financial statements.

PMC Funds

For the Year Ended August 31, 2020

Statements of Operations

	Core Fixed Income Fund	Diversified Equity Fund
Investment Income:
Interest	$11,457,103	$85,877
Dividends	255,188	17,161,626 (1)
Securities lending	82,043	1,919,770

	11,794,334	19,167,273

Expenses:
Investment management fees	3,167,046	4,461,526
Distribution fees—Advisor Class	458,461	880,270
Transfer agent fees and expenses	331,482	456,098
Fund administration fees	206,136	402,403
Fund accounting fees	215,133	254,776
Custody fees	84,861	115,436
Federal and state registration fees	59,124	73,290
Audit and tax fees	43,709	37,805
Reports to shareholders	37,377	53,245
Legal fees	24,131	33,026
Chief Compliance Officer fees	22,037	12,039
Trustees’ fees	11,853	11,842
Insurance fees	4,754	7,697
Other expenses	7,829	83,421

Total expenses before waiver or recoupment	4,673,933	6,882,874
Recoupment or (waivers) by Adviser (Note 4)	(1,245,915)	115,466

Net expenses	3,428,018	6,998,340

Net Investment Income	8,366,316	12,168,933

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	17,546,930	(29,600,419)
Futures contracts	(43,492)	—
Foreign currency translations	—	6

	17,503,438	(29,600,413)

Net change in unrealized appreciation (depreciation) on:
Investments	1,029,508	101,498,434
Futures contracts	50,704	—
Foreign currency translations	262	14

	1,080,474	101,498,448

Net gain on investments and foreign currency	18,583,912	71,898,035

Net Increase in Net Assets Resulting from Operations	$26,950,228	$84,066,968

(1)	Net of $1,593,670 in foreign withholding tax and ADR issuance fees.

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Core Fixed Income Fund

	Year Ended August 31, 2020	Year Ended August 31, 2019
Operations:
Net investment income	$8,366,316	$10,000,123
Net realized gain on investments, futures and foreign currency	17,503,438	3,273,760
Net change in unrealized appreciation	1,080,474	22,715,370

Net increase in net assets resulting from operations	26,950,228	35,989,253

Dividends and distributions to shareholders:
Net dividends and distributions—Advisor Class	(4,915,393)	(9,356,313)
Net dividends and distributions—Institutional Class(1)	(5,615,245)	—

Net decrease in net assets resulting from distributions paid	(10,530,638)	(9,356,313)

Fund share transactions:
Shares sold—Advisor Class	24,165,047	82,173,210
Shares issued to holders in reinvestment of dividends—Advisor Class	4,716,894	9,073,060
Shares redeemed—Advisor Class	(311,170,641)	(116,578,765)
Shares sold—Institutional Class(1)	332,642,520	500
Shares issued to holders in reinvestment of dividends—Institutional Class(1)	5,505,198	—
Shares redeemed—Institutional Class(1)	(65,791,734)	—

Net decrease in net assets from share transactions	(9,932,716)	(25,331,995)

Net increase in net assets	6,486,874	1,300,945

Net Assets:
Beginning of year	399,389,560	398,088,615

End of year	$405,876,434	$399,389,560

Change in shares outstanding:
Shares sold—Advisor Class	1,376,834	4,935,947
Shares issued to holders in reinvestment of dividends—Advisor Class	274,397	562,147
Shares redeemed—Advisor Class	(17,721,242)	(6,957,885)
Shares sold—Institutional Class(1)	18,872,011	29
Shares issued to holders in reinvestment of dividends—Institutional Class(1)	321,377	—
Shares redeemed—Institutional Class(1)	(3,781,096)	—

Net decrease	(657,719)	(1,459,762)

(1)	Institutional Class shares commenced operations on July 1, 2019.

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Diversified Equity Fund

	Year Ended August 31, 2020	Year Ended August 31, 2019
Operations:
Net investment income	$12,168,933	$11,139,880
Net realized loss on investments and foreign currency	(29,600,413)	(19,559,129)
Net change in unrealized appreciation (depreciation)	101,498,448	(38,893,809)

Net increase (decrease) in net assets resulting from operations	84,066,968	(47,313,058)

Dividends and distributions to shareholders:
Net dividends and distributions—Advisor Class	(5,075,723)	(82,906,390)
Net dividends and distributions—Institutional Class(1)	(7,480,435)	—

Net decrease in net assets resulting from distributions paid	(12,556,158)	(82,906,390)

Fund share transactions:
Shares sold—Advisor Class	38,795,994	177,320,573
Shares issued to holders in reinvestment of dividends—Advisor Class	4,734,212	79,212,511
Shares redeemed—Advisor Class	(668,289,057)	(152,487,207)
Shares sold—Institutional Class(1)	746,757,627	500
Shares issued to holders in reinvestment of dividends—Institutional Class(1)	7,321,829	—
Shares redeemed—Institutional Class (1)	(120,027,954)	—

Net increase in net assets from share transactions	9,292,651	104,046,377

Net increase (decrease) in net assets	80,803,461	(26,173,071)

Net Assets:
Beginning of year	818,269,083	844,442,154

End of year	$899,072,544	$818,269,083

Change in shares outstanding:
Shares sold—Advisor Class	1,679,552	7,212,753
Shares issued to holders in reinvestment of dividends—Advisor Class	183,142	3,674,049
Shares redeemed—Advisor Class	(27,109,325)	(6,202,244)
Shares sold—Institutional Class(1)	30,784,153	20
Shares issued to holders in reinvestment of dividends—Institutional Class(1)	284,122	—
Shares redeemed—Institutional Class(1)	(5,118,696)	—

Net increase	702,948	4,684,578

(1)	Institutional Class shares commenced operations on July 1, 2019.

The accompanying notes are an integral part of these financial statements.

PMC Core Fixed Income Fund—Advisor Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31, 2020	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016
Net asset value, beginning of year	$17.65	$16.53	$17.05	$17.32	$16.73

Income from investment operations:
Net investment income(1)	0.35	0.42	0.37	0.27	0.28
Net realized and unrealized gain (loss)	0.92	1.09	(0.61)	(0.14)	0.55

Total from investment operations	1.27	1.51	(0.24)	0.13	0.83

Less distributions paid:
Dividends from net investment income	(0.40)	(0.39)	(0.28)	(0.30)	(0.23)
Distributions from net realized gains	(0.02)	—	0.00 (2)	(0.10)	(0.01)

Total distributions paid	(0.42)	(0.39)	(0.28)	(0.40)	(0.24)

Net asset value, end of year	$18.50	$17.65	$16.53	$17.05	$17.32

Total return	7.39%	9.37%	-1.42%	0.78%	5.06%

Ratios / supplemental data
Net assets, end of year (000’s)	$121,267	$399,389	$398,089	$332,426	$274,686
Ratio of expenses to average net assets before waiver and reimbursements	1.31%	1.28%	1.30%	1.34%	1.37%
Ratio of expenses to average net assets after waiver and reimbursements(3)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets before waiver and reimbursements	1.72%	2.22%	1.91%	1.29%	1.30%
Ratio of net investment income to average net assets after waiver and reimbursements	2.03%	2.50%	2.21%	1.63%	1.67%
Portfolio turnover rate	180.7%	144.3%	160.1%	199.9%	100.4%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Round to less than 0.5 cent per share
(3)	Reflects expense cap of 0.75% (plus Rule 12b-1 fees of 0.25%).

The accompanying notes are an integral part of these financial statements.

PMC Core Fixed Income Fund—Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Year/Period

	Year Ended August 31, 2020	Period Ended August 31, 2019 (1)
Net asset value, beginning of year/period	$17.66	$17.23

Income from investment operations:
Net investment income(2)	0.39	0.07
Net realized and unrealized gain	0.92	0.36

Total from investment operations	1.31	0.43

Less distributions paid:
Dividends from net investment income	(0.48)	—
Distributions from net realized gains	(0.02)	—

Total distributions paid	(0.50)	—

Net asset value, end of year/period	$18.47	$17.66

Total return(3)	7.65%	2.50%

Ratios / supplemental data
Net assets, end of year/period (000’s)	$284,610	$1
Ratio of expenses to average net assets before waiver and reimbursements(4)	1.06%	0.75%
Ratio of expenses to average net assets after waiver and reimbursements(4)	0.75%	0.75%
Ratio of net investment income to average net assets before waiver and reimbursements(4)	1.87%	2.33%
Ratio of net investment income to average net assets after waiver and reimbursements(4)	2.18%	2.33%
Portfolio turnover rate(5)	180.7%	144.3%

(1)	Institutional Class shares commenced operations on July 1, 2019.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).

The accompanying notes are an integral part of these financial statements.

PMC Diversified Equity Fund—Advisor Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31, 2020		Year Ended August 31, 2019		Year Ended August 31, 2018		Year Ended August 31, 2017		Year Ended August 31, 2016
Net asset value, beginning of year	$23.77		$28.40		$26.68		$23.45		$23.25

Income (loss) from investment operations:
Net investment income(1)	0.29		0.34		0.19		0.17		0.14
Net realized and unrealized gain (loss)	1.86		(2.21)		3.08		3.22		0.95

Total from investment operations	2.15		(1.87)		3.27		3.39		1.09

Less distributions paid:
Dividends from net investment income	(0.31)		(0.17)		(0.17)		(0.14)		(0.09)
Distributions from net realized gains	—		(2.59)		(1.38)		(0.02)		(0.80)

Total distributions paid	(0.31)		(2.76)		(1.55)		(0.16)		(0.89)

Net asset value, end of year	$25.61		$23.77		$28.40		$26.68		$23.45

Total return	9.01%		-5.54%		12.50%		14.54%		4.87%

Ratios / supplemental data
Net assets, end of year (000’s)	$235,018		$818,269		$844,442		$650,190		$489,239
Ratio of expenses to average net assets before waiver, expense reimbursements or recoupment	0.95%		0.94%		1.26%		1.41%		1.45%
Ratio of expenses to average net assets after waiver, expense reimbursements or recoupment	0.98	%(2)	0.98	%(2)	1.25	%(3)	1.36	%(4)	1.40%
Ratio of net investment income to average net assets before waiver, expense reimbursements or recoupment	1.21%		1.42%		0.67%		0.64%		0.57%
Ratio of net investment income to average net assets after waiver, expense reimbursements or recoupment	1.18%		1.38%		0.68%		0.69%		0.62%
Portfolio turnover rate	55.1%		111.4%		104.3%		139.4%		48.8%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Reflects expense cap of 0.73% (plus Rule 12b-1 fees of 0.25%).
(3)

Effective June 1, 2018 the expense limitation cap was reduced from 1.35% to 0.98%. This reflects the expense limitation cap of 1.10% from September 1, 2017 through May 31, 2018 (plus Rule 12b-1 fees of 0.25%) and 0.73% from June 1, 2018 through August 31, 2018 (plus Rule 12b-1 fees of 0.25%).

(4)	Effective November 1, 2016 the expense limitation cap was reduced from 1.40% to 1.35% (this includes Rule 12b-1 fees of 0.25%).

The accompanying notes are an integral part of these financial statements.

PMC Diversified Equity Fund—Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Year/Period

	Year Ended August 31, 2020	Period Ended August 31, 2019 (1)
Net asset value, beginning of year/period	$23.78	$24.69

Income from investment operations:
Net investment income(2)	0.39	0.06
Net realized and unrealized loss	1.84	(0.97)

Total from investment operations	2.23	(0.91)

Less distributions paid:
Dividends from net investment income	(0.42)	—

Total distributions paid	(0.42)	—

Net asset value, end of year/period	$25.59	$23.78

Total return(3)	9.36%	-3.69%

Ratios / supplemental data
Net assets, end of year/period (000’s)	$664,055	$1
Ratio of expenses to average net assets(4)	0.71%	0.73%
Ratio of net investment income to average net assets(4)	1.64%	1.42%
Portfolio turnover rate(5)	55.1%	111.4%

(1)	Institutional Class shares commenced operations on July 1, 2019.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

Notes to Financial Statements

August 31, 2020

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the PMC Funds (each, a “Fund” and together, the “Funds”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) is to provide current income consistent with low volatility of principal. The investment objective of the PMC Diversified Equity Fund (the “Diversified Equity Fund”) is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Advisor Class of the Core Fixed Income Fund became effective and commenced operations on September 28, 2007. The Institutional Class of the Core Fixed Income Fund became effective and commenced operations on July 1, 2019. The Advisor Class of the Diversified Equity Fund became effective and commenced operations on August 26, 2009. The Institutional Class of the Diversified Equity Fund became effective and commenced operations on July 1, 2019. The Advisor Class shares are subject to a 0.25% Rule 12b-1 distribution fee. Each class of shares has identical rights and privileges except with respect to distribution fees and voting rights on matters affecting a single class of shares.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”)).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers know to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Any discount or premium is accreted or amortized using the constant yield method over the life of the security, or where applicable, the first call date of the security.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2020

Futures contracts are valued at the last settlement price at the close of trading on the relevant exchange or board of trade. Futures contracts for which reliable market quotations are not readily available shall each be valued at a price, supplied by a Pricing Service approved by the Trust’s Board of Trustees (the “Board”) which is in the opinion of such Pricing Service representative of the market value of such positions at the time of determination of the NAV, it being the opinion of the Board that the valuations supplied by such Pricing Service accurately reflect the fair value of such position.

Forward foreign currency contracts are valued at the mean between the bid and asked prices.

If market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under fair value pricing procedures approved by the Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through application of such procedures by the Trust’s valuation committee.

FASB Accounting Standards Codification, “Fair Value Measurement” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

•	Level 1—Quoted prices in active markets for identical securities.
•	Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2020:

Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income Securities
Asset Backed Securities	$—	$22,514,932	$—	$22,514,932
Corporate Bonds*	—	164,477,138	—	164,477,138
Foreign Corporate Bonds*	—	36,390,320	—	36,390,320
Foreign Government Agency Issues	—	4,117,928	—	4,117,928
Foreign Government Notes/Bonds	—	19,080,392	—	19,080,392
Non-Agency Mortgage Backed Securities	—	15,437,019	—	15,437,019
Agency Mortgage Backed Securities	—	110,132,660	—	110,132,660
Municipal Bonds	—	9,910,560	—	9,910,560
U.S. Government Agency Issues	—	1,535,887	—	1,535,887
U.S. Government Notes/Bonds	—	36,806,318	—	36,806,318

Total Fixed Income Securities	—	420,403,154	—	420,403,154

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2020

	Level 1	Level 2	Level 3	Total
Money Market Funds	47,638,293	—	—	47,638,293

Total Investments in Securities	$47,638,293	$420,403,154	$—	$468,041,447

Other Financial Instruments(1)
Futures	$36,345	$—	$—	$36,345

Total Other Financial Instruments	$36,345	$—	$—	$36,345

*	For further breakdown by industry, please refer to the Schedule of Investments.
(1)	Other financial instruments are futures contracts reflected in the Schedule of Open Futures Contracts. The amounts reflect the net unrealized appreciation (depreciation) on the contracts held.

The Core Fixed Income Fund did not hold any Level 3 securities during the year ended August 31, 2020.

Diversified Equity Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks*	$804,139,292	$51,890,699	$—	$856,029,991
Preferred Stocks*	2,079,322	—	—	2,079,322
Exchange-Traded Funds	8,966,572	—	—	8,966,572
Real Estate Investment Trusts*	16,393,637	69,855	—	16,463,492
Rights*	—	4,597	—	4,597

Total Equity	831,578,823	51,965,151	—	883,543,974
Money Market Funds	121,385,905	—	—	121,385,905

Total Investments in Securities	$952,964,728	$51,965,151	$—	$1,004,929,879

*	For further breakdown by industry, please refer to the Schedule of Investments.

The Diversified Equity Fund did not hold any Level 3 securities during the year ended August 31, 2020.

Foreign currencies and other assets denominated in foreign currencies are translated to U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rate as of the close of the New York Stock Exchange (“NYSE”), generally at 4:00 P.M., Eastern time.

The Funds may use certain options, futures and forward foreign currency contracts (collectively, “derivative instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

The Diversified Equity Fund did not hold derivative instruments during the year ended August 31, 2020.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2020

Core Fixed Income Fund

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Interest Rate Contracts—Futures	Net Assets— Unrealized appreciation*	$79,415	Net Assets— Unrealized depreciation*	$43,070

Total		$79,415		$43,070

*	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts. Only the current day’s variation margin is reflected in the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2020:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures Contracts	Total
Interest Rate Contracts	$(43,492)	$(43,492)

Total	$(43,492)	$(43,492)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures Contracts	Total
Interest Rate Contracts	$50,704	$50,704

Total	$50,704	$50,704

The Funds are not subject to any Master Netting Agreements, therefore the Funds do not offset any assets or liabilities.

(b)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Funds’ investments in certain foreign countries. Since foreign securities normally

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2020

are denominated and traded in foreign currencies, the value of the Funds’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Futures

The Funds may enter into futures contracts traded on domestic exchanges, including stock index futures contracts, as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Funds are required to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. At August 31, 2020, the Core Fixed Income Fund had cash and equivalents deposited as collateral with the broker for futures contracts of $1,193,644. The average monthly notional amount of futures contracts during the period was as follows:

Long Futures	$30,682,716
Short Futures	$3,067,943

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts may also expose the Funds to counterparty credit risk. The Funds will not enter into these contracts unless they own either 1) an offsetting position in the securities or 2) the position provides cash and liquid assets with a value marked-to-market daily, sufficient to cover the counter-party’s potential obligations.

(d)	Forward Foreign Currency Contracts

The Core Fixed Income Fund might purchase a particular currency or enter into a forward foreign currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks inherent in the use of currency forward exchange contracts include adverse changes in the value of such instruments and

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2020

exposure to counterparty credit risk. Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Fund did not enter into any forward foreign currency contracts during the year ended August 31, 2020.

(e)	Options

The Core Fixed Income Fund may enter into written call options to hedge against changes in the value of equities. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Fund may enter into written put options to hedge against changes in the value of purchased put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium is deducted from the cost basis of the security purchased. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss. If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

(f)	Security Loans

When the Funds loan securities held in their portfolios, the Funds receive compensation in the form of fees, or retain a portion of the interest on the investment of any cash received as collateral. The loans are secured by collateral at least equal to: (i) 105% of the market value of the loaned securities that are foreign securities, or 102% of the market value of any other loaned securities, at the time the securities are loaned; and (ii) 100% of the market value of the loaned securities at all times. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

(g)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2020

(h)	Distributions to Shareholders

The Funds will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(i)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(j)	Share Valuation

The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The Funds no longer charge a redemption fee, therefore the offering and redemption price per share are equal to a Fund’s net asset value per share.

(k)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of each Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated by class based on relative net assets. Distribution (Rule 12b-1) fees are expensed at 0.25% of average daily net assets of the Advisor Class shares of the Funds. Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or other equitable means.

(l)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

(m)	LIBOR Transition

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offered Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”).

On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (FCA), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. The transition away from Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such Reference Rates and reduced values of Reference Rate-related instruments. This announcement and any additional regulatory or market changes that occur as a result of the transition away from Reference Rates may have an adverse impact on a Fund’s investments, performance or financial condition.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2020

(3)	Federal Tax Matters

The tax character of distributions paid to shareholders were as follows:

Core Fixed Income Fund	Ordinary Income	Long-Term Capital Gains
Year Ended August 31, 2020	$10,530,638	$—
Year Ended August 31, 2019	9,356,313	—

Diversified Equity Fund	Ordinary Income	Long-Term Capital Gains
Year Ended August 31, 2020	$12,556,158	$—
Year Ended August 31, 2019	17,179,903	65,726,487

As of August 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Core Fixed Income Fund	Diversified Equity Fund
Cost basis of investments for federal income tax purposes	$450,159,115	$865,818,386

Gross tax unrealized appreciation	$20,422,433	$189,371,033
Gross tax unrealized depreciation	(2,503,615)	(50,259,526)

Net tax unrealized appreciation	$17,918,818	$139,111,507

Undistributed ordinary income	$15,233,724	$11,563,892
Undistributed long-term capital gain	5,700,925	—

Total distributable earnings	$20,934,649	$11,563,892
Other accumulated loss	—	(48,605,643)

Total accumulated earnings	$38,853,467	$102,069,756

The difference between book-basis and tax-basis cost is attributable primarily to the tax deferral of losses on wash sale adjustments.

As of and for the year ended August 31, 2020, the Core Fixed Income Fund utilized long-term capital loss carryovers of $1,317,917. As of and for the year ended August 31, 2020, the Diversified Equity Fund generated short-term capital loss carryovers of $20,547,509, long-term capital loss carryovers of $8,532,301, and had short-term capital loss carryovers outstanding of $39,620,318 and long-term capital loss carryovers outstanding of $8,532,301. Capital loss carryovers are carried forward indefinitely to offset future realized capital gains. To the extent the Funds realize future net capital gains, taxable distributions to shareholders will be offset by any unused capital loss carryovers from the year ended August 31, 2020.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2020, the following table shows the reclassifications made:

	Core Fixed Income Fund	Diversified Equity Fund
Total distributable earnings	$—	$14,153
Paid In Capital	$—	$(14,153)

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2020

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of August 31, 2020. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2020. At August 31, 2020, the fiscal years 2017 through 2020 remain open to examination in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”), on behalf of the Funds, with the Adviser to furnish investment advisory services to the Funds. Under terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 0.53% for the Diversified Equity Fund and 0.80% for the Core Fixed Income Fund of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fees and/or reimburse a Fund’s other expenses at least through December 29, 2021 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions, expenses incurred in connections with any merger or reorganizations, acquired fund fees and expenses, or extraordinary expenses such as litigation) do not exceed 0.75% for the Core Fixed Income Fund and 0.73% for the Diversified Equity Fund (the “Expense Limitation Cap”) of each Fund’s average daily net assets.

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement or (2) the Expense Limitation Cap in place at the time of recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement. During the year ended August 31, 2020, the Adviser recouped previously waived expenses of $115,466 related to the Diversified Equity Fund.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	Core Fixed Income Fund	Diversified Equity Fund
August 31, 2021	$1,083,011	$64,044
August 31, 2022	$1,137,251	$—
August 31, 2023	$1,245,915	$—

Sub-advisory services are provided to the Core Fixed Income Fund, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on the Fund’s average daily net assets.

Core Fixed Income Fund

Neuberger Berman Investment Advisers LLC

Schroder Investment Management North America Inc.

(5)	Distribution Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes the Trust to pay Foreside Fund Services, LLC (the “Distributor”), the Funds’ principal distributor, a distribution fee of 0.25% of each Fund’s average daily net assets of Advisor Class shares. During the year ended August 31, 2020, the Funds incurred fees pursuant to the 12b-1 Plan as follows:

Core Fixed Income Fund	$458,461
Diversified Equity Fund	$880,270

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2020

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services (“Fund Services”)) acts as the Funds’ Administrator under an Administration Agreement. Fund Services prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees incurred for the year ended August 31, 2020, and owed as of August 31, 2020, are as follows:

	Incurred	Owed
Core Fixed Income Fund	$206,136	$34,045
Diversified Equity Fund	$402,403	$66,396

Fund Services also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of Fund Services, serves as each Fund’s custodian. Fees incurred for the year ended August 31, 2020, and owed as of August 31, 2020 are as follows:

Fund Accounting	Incurred	Owed
Core Fixed Income Fund	$215,133	$37,156
Diversified Equity Fund	$254,776	$41,043

Transfer Agency	Incurred	Owed
Core Fixed Income Fund	$331,482	$54,618
Diversified Equity Fund	$456,098	$75,563

Custody	Incurred	Owed
Core Fixed Income Fund	$84,861	$14,661
Diversified Equity Fund	$115,436	$13,400

The Funds each have a line of credit with US Bank (see Note 8).

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and U.S. Bank.

The Trust’s Chief Compliance Officer is also an employee of Fund Services. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended August 31, 2020, and owed as of August 31, 2020 is as follows:

	Incurred	Owed
Core Fixed Income Fund	$22,037	$3,750
Diversified Equity Fund	$12,039	$2,080

(7)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended August 31, 2020 are summarized below.

	Core Fixed Income Fund	Diversified Equity Fund
Purchases:
U.S. Government	$357,319,828	$—
Other	369,242,986	458,861,914

Total Purchases	$726,562,814	$458,861,914

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2020

	Core Fixed Income Fund	Diversified Equity Fund
Sales
U.S. Government	$426,581,260	$—
Other	297,814,723	459,977,064

Total Sales	$724,395,983	$459,977,064

(8)	Line of Credit

At August 31, 2020, the Core Fixed Income Fund and Diversified Equity Fund had secured lines of credit in the lessor amount of $20,000,000 and $35,000,000, respectively, or 33.33% of the fair value of unencumbered assets of each Fund, as defined, which both mature August 7, 2021. These secured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Funds’ securities serve as collateral for the lines of credit. The credit facility is with the Funds’ custodian, US Bank. Interest was scheduled to be incurred at the bank’s prime rate of 5.25% from September 1, 2019 through September 18, 2019, 5.00% from September 19, 2019 through October 30, 2019, 4.75% from October 31, 2019 through March 3, 2020, 4.25% from March 4, 2020 through March 15, 2020, and 3.25% thereafter. The following table provides information regarding usage of the line of credit for the year ended August 31, 2020 for the Funds. The Funds did not have an outstanding balance on either line of credit as of August 31, 2020.

	Days Utilitized	Average Amount of Borrowing	Interest Expense*	Maximum Amount of Borrowing	Date of Maximum Borrowing
Core Fixed Income Fund	1	$5,000,000	$451	$5,000,000	3/31/2020
Diversified Equity Fund	101	$7,017,109	$72,612	$35,000,000	7/29/2020

*	Interest expense is reported within Other Expenses on the Statements of Operations

(9)	Securities Lending

Pursuant to the terms of a securities lending agreement with the Funds’ custodian, each Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.

Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a Fund on a timely basis and that Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the applicable Fund.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2020

As of August 31, 2020, the market value of the securities on loan and value of collateral received for securities lending were as follows:

	Loaned Securities Market Value	Value of Cash Collateral	% of Net Assets
Core Fixed Income Fund	$41,789,769	$42,511,903	10.30%
Diversified Equity Fund	$103,425,434	$107,042,537	11.50%

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC. The Schedule of Investments for each Fund includes the particular cash collateral holding as of August 31, 2020. The remaining contractual maturity of all securities lending transactions is overnight and continuous.

The Funds are not subject to a master netting agreement with respect to securities lending; therefore, no additional disclosures regarding netting arrangements are required.

The fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Funds’ Statements of Operations.

(10)	Recent Market Events

U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the novel coronavirus (COVID-19) as a global pandemic, which has resulted in related public health issues, growth concerns in the U.S. and overseas, temporary and permanent layoffs in the private sector, rising unemployment claims, and reduced consumer spending, all of which may lead to a substantial economic downturn or recession in the U.S. and global economies. The recovery from the effects of COVID-19 is uncertain and may last for an extended period of time. These developments as well as other events, such as the upcoming U.S. presidential election, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage each Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

(11)	Subsequent Events

The Funds have evaluated events and transactions that have occurred subsequent to August 31, 2020 and determined there were no subsequent events that would require recognition or disclosure in financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of PMC Funds and the Board of Trustees of Trust for Professional Managers:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the PMC Funds, comprising PMC Core Fixed Income Fund and PMC Diversified Equity Fund (collectively, the “Funds”), each portfolios of the series constituting the Trust for Professional Managers, as of August 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Funds as of August 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois

October 28, 2020

We have served as the auditor of one or more Trust for Professional Managers’ investment companies since 2002.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 18, 2020 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) and the PMC Diversified Equity Fund (the “Diversified Equity Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Envestnet Asset Management, Inc., the Funds’ investment adviser (the “Adviser”). The Trustees also met at a prior meeting held on June 25, 2020 (the “June 25, 2020 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2021.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.  NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by Envestnet to the Funds and the amount of time devoted to the Funds’ affairs by Envestnet’s staff. The Trustees considered Envestnet’s specific responsibilities in all aspects of day-to-day management of the Funds, including its recommendations with respect to the hiring, termination or replacement of the Core Fixed Income Fund’s sub-advisers and its oversight of investment strategies implemented by each of the Core Fixed Income Fund’s sub-advisers. The Trustees also considered the qualifications of key personnel at Envestnet involved in the day-to-day activities of the Funds, including Brandon R. Thomas, who serves as the portfolio manager to the Diversified Equity Fund and for the segment of the Core Fixed Income Fund’s assets managed by Envestnet, and Janis Zvingelis, who serves as a portfolio manager to the Diversified Equity Fund. The Trustees observed that the Adviser does not manage any other accounts that utilize strategies similar to those employed by the Funds. The Trustees reviewed information provided by Envestnet in a due diligence summary, including a summary detailing the key features of Envestnet’s compliance program, and discussed Envestnet’s marketing activity and its continuing commitment to the Funds. The Trustees noted that during the course of the prior year they had met with representatives of Envestnet to discuss the Funds’ performance and outlook, along with the marketing and compliance efforts made by Envestnet. The Trustees discussed Envestnet’s handling of compliance matters including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Envestnet’s compliance program and oversight of the compliance programs of the Core Fixed Income Fund’s sub-advisers. The Trustees also considered the Adviser’s overall financial condition, as well as the implementation and operational effectiveness of the Adviser’s business continuity plan in response to the novel coronavirus (COVID-19) pandemic and challenges to day-to-day operations in a predominately work-from-home environment. The Trustees concluded that Envestnet had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and managing the Core Fixed Income Fund under the “manager of managers” structure and that the nature, overall quality and extent of the management services provided to the Funds, as well as Envestnet’s compliance program, were satisfactory and reliable.

2.  INVESTMENT PERFORMANCE OF THE FUNDS AND ENVESTNET

The Trustees discussed the performance of the Advisor Class shares of the Core Fixed Income Fund and the Diversified Equity Fund for the quarter, one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2020. In assessing the quality of the portfolio management services delivered by Envestnet, the Trustees also compared the short-term and longer-term performance of the Advisor Class shares of the Funds on both an absolute basis and in comparison to a benchmark index (the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the Core Fixed Income Fund and the MSCI World Index Net for the Diversified Equity Fund) and in comparison to a peer group of funds in each Fund’s current Morningstar category as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end intermediate core plus bond funds for the Core Fixed Income Fund and a peer group of U.S. open-end world large stock funds for the Diversified Equity Fund) (each a “Morningstar Peer Group”).

The Trustees noted that the performance of the Core Fixed Income Fund’s Advisor Class shares for the quarter and one-year period ended March 31, 2020 was above its Morningstar Peer Group median. The Trustees further noted that the performance of the Core Fixed Income Fund’s Advisor Class shares for each of the three-year, five-year and ten-year periods ended March 31, 2020 was below the Morningstar Peer Group median. The Trustees also reviewed the performance of the Core Fixed Income Fund relative to a subset of ten funds within the Morningstar Peer Group that are also sub-advised (the “Sub-Advised Morningstar Peer Group”). The Trustees noted the performance of the Core Fixed Income Fund’s Advisor Class shares for the quarter and one-year period ended March 31, 2020 was above its Sub-Advised Morningstar Peer Group median, but below the Sub-Advised Morningstar Peer Group median for the three-year, five-year and ten-year periods ended March 31, 2020. The Trustees also noted the Core Fixed Income Fund’s Advisor Class shares underperformed the Bloomberg Barclays Capital U.S. Aggregate Bond Index for each time period ended March 31, 2020.

The Trustees noted that the performance of the Diversified Equity Fund’s Advisor Class shares for the quarter, one-year, three-year and five-year periods ended March 31, 2020 was below its Morningstar Peer Group median for world large stock funds, but equal to the Morningstar Peer Group median for the 10-year period ended March 31, 2020. The Trustees also noted that for the quarter, one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2020, the Diversified Equity Fund’s Advisor Class shares had underperformed the MSCI World Index Net.

After considering all of the information, the Trustees concluded that the performance obtained by Envestnet for each Fund was satisfactory under current market conditions and that Envestnet has developed the necessary expertise and resources in selecting and managing the sub-advisers to the Core Fixed Income Fund and providing investment advisory services in accordance with each Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Trustees determined that each Fund and its shareholders were likely to benefit from Envestnet’s continued management.

3.  COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY ENVESTNET

The Trustees considered the cost of services and the structure of Envestnet’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group, as well as the fee waivers and expense reimbursements of Envestnet. In reviewing the Funds’ fees and total expense structure, the Trustees took into account the Core Fixed Income Fund’s “manager of managers” structure, noting that Envestnet pays the Core Fixed Income Fund’s sub-advisory fees out of its own management fees, and that the Fund was not directly responsible for payment of any sub-advisory fees.

The Trustees also considered the overall profitability of Envestnet, reviewing Envestnet’s financial information and noting that Envestnet had subsidized the Funds’ operations since their inception and had not yet recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to Envestnet from the fees payable under the Advisory Agreement and the expense subsidizations undertaken by Envestnet. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 25, 2020 meeting and the August 18, 2020 meeting at which the Advisory Agreement was formally considered, as well as the reports prepared by Envestnet over the course of the year.

The Trustees noted that the Core Fixed Income Fund’s contractual management fee of 0.80% was above both the Morningstar Peer Group and the Sub-Advised Morningstar Peer Group averages of 0.40% and 0.40%, respectively. The Trustees observed that the Core Fixed Income Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) for Advisor Class shares of 0.75% was above both its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.52% and the Sub-Advised Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.55%. The Trustees then compared the fees paid by the Core Fixed Income Fund to the fees associated with Envestnet’s fixed income separately managed account portfolios.

The Trustees noted that the Diversified Equity Fund’s contractual management fee of 0.53% was below its Morningstar Peer Group average of 0.70%. The Trustees observed that the Diversified Equity Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) for Advisor Class shares of 0.73% was below its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.88%. The Trustees then compared the fees paid by the Diversified Equity Fund to the fees associated with Envestnet’s equity/balanced separately managed account portfolios.

The Trustees concluded that the Funds’ expenses and the management fees paid to Envestnet were fair and reasonable in light of the comparative performance, expense and management fee information and, with respect to the Core Fixed Income Fund, considering the Fund’s “manager of managers” structure. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that Envestnet’s profit from sponsoring the Funds had not been, and currently was not, excessive and that Envestnet maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Funds’ operations.

4.  EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to the Morningstar Peer Group and the Sub-Advised Morningstar Peer Group and discussed realized and potential economies of scale. The Trustees also reviewed the structures of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as the Funds’ assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed fee waivers and expense reimbursements by Envestnet with respect to the Funds. The Trustees noted that the Core Fixed Income Fund’s management fee structure contained breakpoint reductions as the Fund’s assets grow in size, and that while the Diversified Equity Fund’s did not, the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. The Trustees concluded that Envestnet’s management fee structures and any applicable expense waivers were reasonable and reflected a sharing of economies of scale between Envestnet and the Funds at the Funds’ current asset levels.

5.  BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by Envestnet from its association with the Funds. The Trustees also noted that Envestnet receives no soft dollar benefits with respect to its management of the Funds. The Trustees concluded that any benefits Envestnet received from its management of the Funds, including increased name recognition or ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2021 as being in the best interests of each Fund and its shareholders.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 18, 2020 to consider the renewal of the sub-advisory agreements (each, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) for the PMC Core Fixed Income Fund, entered into between the Adviser and certain of the Fund’s sub-advisers (each, a “Sub-Adviser, and collectively, the “Sub-Advisers”), specifically Neuberger Berman Investment Advisers LLC (“NBIA”) and Schroder Investment Management North America Inc. (“Schroders”). The Trustees also met at a prior meeting held on June 25, 2020 (the “June 25, 2020 Meeting”) to review materials related to the renewal of the Sub-Advisory Agreements. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreements, due diligence materials relating to each Sub-Adviser (including a due questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a summary detailing key provisions of the Sub-Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Sub-Advisory Agreement renewal process, including performance information for the Funds. Based on their evaluation of the information provided by the Adviser and the Sub-Advisers, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the continuation of each Sub-Advisory Agreement for an additional one-year term ending August 31, 2021.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the sub-advisory agreements between Envestnet, on behalf of the PMC Core Fixed Income Fund, and the Core Fixed Income Fund’s sub-advisers, NBIA and Schroders, the Board reviewed and analyzed various factors that it determined were relevant, including the factors enumerated below.

1.  NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services provided by each of NBIA and Schroders to the Fund. The Trustees considered NBIA’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of David M. Brown, Thanos Bardas, Thomas A. Sontag and Nathan Kush, and other key personnel at NBIA. The Trustees also considered Schroders’ responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Neil Sutherland and Lisa Hornby, who serve as the portfolio managers for the segment of the Fund’s assets managed by Schroders, and other key personnel at Schroders. The Trustees also considered information provided by each of NBIA and Schroders at the June 25, 2020 meeting and the August 18, 2020 meeting at which the Sub-Advisory Agreements were formally considered, relating to each of their investment objectives and strategies for the Fund, brokerage practices and compliance and risk management programs. The Trustees also noted any services that extended beyond portfolio management. The Trustees also considered the overall financial condition, as well as the implementation and operational effectiveness of the business continuity plan for each of NBIA and Schroders in response to the novel coronavirus (COVID-19) pandemic and challenges to their respective day-to-day operations in a predominately work-from-home environment. The Trustees concluded that NBIA and Schroders had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services provided by each of NBIA and Schroders to the Fund were satisfactory.

2.  INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS

The Trustees discussed the Fund’s performance, including the performance relating specifically to each segment of the Fund’s assets managed by NBIA and Schroders, respectively. The Trustees discussed the performance of that segment of the Fund’s portfolio managed by NBIA for the quarter, one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2020. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by NBIA on both an absolute basis and in comparison to a benchmark index (the Bloomberg Barclays Capital U.S. Aggregate Bond Index) and in comparison to a composite of NBIA’s separately-managed accounts, as well as a separate sub-advised fund, with similar investment strategies to that utilized by NBIA in managing a segment of the Fund’s portfolio. The Trustees noted that, for the ten-year and since inception periods ended March 31, 2020, the segment of the Fund’s portfolio managed by NBIA outperformed the benchmark index. The Trustees noted that, for the quarter, one-year, three-year and five-year periods ended March 31, 2020, the segment of the Fund’s portfolio managed by NBIA underperformed the benchmark index. The Trustees noted the performance of the segment of the Fund’s portfolio managed by NBIA was generally in line with performance of the comparable NBIA composite and higher than the performance of the separate comparable sub-advised fund.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Schroders for the quarter, one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2020. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by Schroders on both an absolute basis and in comparison to a benchmark index (the Bloomberg Barclays Capital U.S. Aggregate Bond Index) and in comparison to a composite of Schroders’ separately-managed accounts with similar investment strategies to that of the Fund. The Trustees noted the segment of the Fund’s portfolio managed by Schroders outperformed (on a gross returns basis) the benchmark index for each of the ten-year and since inception periods ended March 31, 2020. The Trustees noted the segment of the Fund’s portfolio managed by Schroders underperformed (on a gross returns basis) the benchmark index for each of the quarter, one-year, three-year and five-year periods ended March 31, 2020. The Trustees also noted the segment of the Fund’s portfolio managed by Schroders was generally in-line with the comparable Schroders composite (on a gross returns basis).

After considering all the information, the Trustees concluded that the performance obtained by each of NBIA and Schroders for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by NBIA and Schroders.

3.  COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISERS

The Trustees reviewed and considered the sub-advisory fees payable by Envestnet to NBIA and Schroders under the Sub-Advisory Agreements. The Trustees noted that Envestnet had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreements were reasonable in light of the quality of the services performed by each of NBIA and Schroders. Since the sub-advisory fees are paid by Envestnet, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to each of NBIA and Schroders. Consequently, the Trustees did not consider the costs of services provided by each of NBIA and Schroders or the profitability of their relationship with the Fund to be material factors for consideration given that NBIA and Schroders are not affiliated with Envestnet and, therefore, the sub-advisory fees were negotiated on an arm’s-length basis. Based on all these factors, the Trustees concluded that the sub-advisory fees paid to each of NBIA and Schroders by Envestnet were reasonable in light of the services provided by each of NBIA and Schroders.

4.  EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to NBIA and Schroders are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.  BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by each of NBIA and Schroders from their association with the Fund. The Trustees concluded that the benefits that each of NBIA and Schroders may receive, such as greater name recognition and increased ability to obtain research and brokerage services or attract additional investor assets, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Sub-Advisory Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of each Sub-Advisory Agreement for an additional term ending August 31, 2021 as being in the best interests of the Fund and its shareholders.

Statement Regarding Liquidity Risk Management Program - PMC Funds

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust for Professional Managers (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Envestnet Asset Management, Inc. (“Envestnet”), the investment adviser to the PMC Core Fixed Income Fund and PMC Diversified Equity Fund (the “Funds”), each a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to each Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for each Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved Envestnet as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to an appointed committee of officers of the Adviser. The Program Administrator also requires the investment sub-advisers to the PMC Core Fixed Income Fund, specifically Neuberger Berman Investment Advisers, LLC and Schroder Investment Management North America, Inc., to each adopt a liquidity risk management program applicable to the Fund and to provide portfolio investment classification information to the Program Administrator on a monthly basis. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of each Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On April 23, 2020, the Board reviewed the Program Administrator’s written annual report for the period June 1, 2019 through December 31, 2019 (the “Report”). The Report provided an assessment of each Fund’s liquidity risk: the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator has retained ICE Data Services, Inc., a third party vendor, to provide portfolio investment classification services, and the Report noted that each Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that each Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that each Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and each Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of a Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that each Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that each Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PMC FUNDS

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended August 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2020 was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	62.81%

For the fiscal year ended August 31, 2020, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the Funds as follows:

Core Fixed Income Fund	4.74%
Diversified Equity Fund	0.00%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling (866) PMC-7338.

PMC Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	21	Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-2019), Chair, Department of Accounting (2004-2017), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	21	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1943	Trustee	Indefinite Term; Since October 23, 2009	21	Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).	Independent Trustee, Gottex Trust (an open-end investment company) (2010-2016); Independent Manager, Ramius IDF fund complex (two closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010-2015).

Interested Trustee and Officers

Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	21	President (2017-present), Chief Operating Officer (2016-2020), Executive Vice President (1994-2017), U.S. Bancorp Fund Services, LLC.	Trustee, Buffalo Funds (an open-end investment company) (2003-2017); Trustee, USA MUTUALS (an open-end investment company) (2001-2018).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

PMC Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Elizabeth B. Scalf 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2017	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2017-present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016-January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016-November 2016); Vice President, CCO and Senior Legal Counsel (May 2016-November 2016), Assistant CCO and Senior Legal Counsel (January 2016-April 2016), Senior Legal and Compliance Counsel (2013-2015), Heartland Advisors, Inc.	N/A

Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Partner, Practus, LLP (2018-2019); Counsel, Drinker Biddle & Reath LLP (2016-2018); Counsel, Huntington Bancshares, Inc. (2011-2015).	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A

Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A

Laura Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A
*	Mr. Neuberger is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser, sub-adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s, sub-adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at (866) PMC-7338. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request by calling the Funds toll free at (866) PMC-7338 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Shareholders may view the Funds’ filings on the SEC’s website at http://www.sec.gov.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) PMC-7338 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

PMC FUNDS

Investment Adviser	Envestnet Asset Management, Inc. 35 East Wacker Drive, 24th Floor Chicago, Illinois 60601

Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 North RiverCenter Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Foreside Fund Services, LLC 3 Canal Plaza, Suite 100 Portland, Maine 04101

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 9, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accounting and is a professor Emeritus of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2020	FYE 8/31/2019
Audit Fees	$63,800	$64,400
Audit-Related Fees	$0	$5,000
Tax Fees	$12,600	$12,200
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2020	FYE 8/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2020	FYE 8/31/2019
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 9, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	11/3/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	11/3/2020

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	11/3/2020

*	Print the name and title of each signing officer under his or her signature.